Exhibit 10.79

PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
among
LAGUNA BEACH LUXURY HOTEL LLC,
as Seller,
SHR MLB, LLC
as Purchaser,
OHANA HOLDINGS, L.L.C.,
and
STRATEGIC HOTELS & RESORTS, INC.
dated
January 28, 2015

Page

1.	Property		1
	1.1	Sale and Purchase	1
	1.2	Excluded Property	4
	1.3	Subject to Hotel Management Agreement	5
	1.4	REIT Requirements	5
2.	Purchase Price		5
	2.1	Payment	5
	2.2	Allocation of Purchase Price	6
3.	Existing Financing		7
4.	Title and Survey Matters		7
	4.1	Title	7
	4.2	Permitted Exceptions	8
	4.3	Title Insurance	8
5.	Inspection.		8
	5.1	Inspection Records; Disclosures.	8
	5.2	Liquor License	9
6.	Representations, Warranties and Covenants		10
	6.1	Seller Representations	10
	6.2	Holdings Representations.	18
	6.3	Survival of Seller's Representations; Limitations on Seller's Liability	21
	6.4	Survival of Holdings Representations.	22
	6.5	Purchaser’s Representations.	23
	6.6	Strategic’s Representations	24
	6.7	Survival of Purchaser's and Strategic's Representations; Limitation of Liability	26
	6.8	“AS IS”; ENVIRONMENTAL MATTERS	27
	6.9	Release	28
	6.1	Excluded Liabilities; Seller Indemnification	29
	6.11	Purchaser Indemnification	30
	6.12	Indemnification Procedure	30
7.	Intentionally Omitted		31
8.	Closing		31
	8.1	Closing Date	31
	8.2	Seller's Deliveries	31

Page

	8.3	Purchaser’s Deliveries	33
	8.4	Implementation of Closing.	34
	8.5	Costs and Prorations	35
	8.6	Insurance Premiums	41
	8.7	Notice to Tenants	41
	8.8	Records	42
	8.9	Guest Baggage and Safe Deposit Boxes	42
9.	Real Estate Commissions		43
10.	Employment Matters		43
	10.1	WARN Act	43
11.	Miscellaneous		43
	11.1	Entire Agreement; Incorporation	43
	11.2	Binding On Successors and Assigns	43
	11.3	Waiver	44
	11.4	Governing Law	44
	11.5	Counterparts	44
	11.6	Notices	44
	11.7	Attorneys’ Fees	45
	11.8	IRS Real Estate Sales Reporting	46
	11.9	Business Day; Time Periods	46
	11.1	Amendment or Modification of Agreement	46
	11.11	Further Instruments	46
	11.12	Interpretation	46
	11.13	Time of the Essence	47
	11.14	Construction of Agreement	47
	11.15	Survival	47
	11.16	Submission not an Offer or Option	47
	11.17	Approved Media Release..	47
	11.18	Illegal Business Practices; Intermediaries	47
	11.19	No Pass-Through Liability	48
	11.2	Arbitration of Disputes	48
	11.21	No Third Party Benefited	49
	11.22	No Recording	49

Page

12.	Additional Seller Covenants		49
	12.1	Maintenance of Property	49
	12.2	Booking of Business	49
	12.3	Negative Covenants	49
13.	Casualty		49

EXHIBITS AND SCHEDULES
Exhibit 1.1    -    Existing Financing Documents
Exhibit 1.1(a)    -    Legal Description of Land
Schedule 1.1(d)    -    Schedule of Leases and Tenant Deposits
Schedule 1.1(e)    -    Schedule of Permits
Schedule 1.1(f)    -    Schedule of Property Contracts
Exhibit 2.2(a)    -    Initial Allocation
Schedule 4.2    -    Schedule of Permitted Exceptions
Exhibit 5.2    -    Form of Liquor Agreement
Schedule 6.1(f)    -    Schedule of Litigation
Schedule 6.1(g)    -    Schedule of Violations
Schedule 6.1(p)    -    Schedule of Equipment/Personal Property Leases
Schedule 6.1(bb)    -    Schedule of Off-Site Property Use Arrangements
Exhibit 6.3    -    Form of Guaranty
Exhibit 8.2(a)    -    Form of Grant Deed
Exhibit 8.2(b)    -    Form of Bill of Sale
Exhibit 8.2(c)    -    Form of Assignment of Leases

Exhibit 8.2(e)	- Form of Assignment of Reservations and Reservation Deposits

Exhibit 8.2(f)	- Form of Hotel Management Agreement Assignment
Exhibit 8.2(g)    -    Form of Manager's Estoppel Certificate
Exhibit 8.2(h)    -    Form of Assignment of Declarant's Rights
Exhibit 8.2(i)    -    Form of FIRPTA Certificate
Exhibit 8.2(l)    -    Form of Registration Rights Agreement

Exhibit 8.2(q)	Form of Manager's Certificate

Schedule 8.5(b)(vi)	- Schedule of Accrued Compensation and Benefits

Schedule 8.5(b)(vii)	- Schedule of Utility Accounts and Deposits
Schedule 8.5(b)(xvi)    -    Schedule of Capital Improvement Deposits and Payments
Exhibit 8.7    -    Form of Notice to Tenants

Definitions

Definition	Section
30782 South Coast Highway Agreement	8.2(m)
Account Cash	8.5(b)(iv)
Affiliate	1.2
Agreement	Introduction
Assignment of Declarant's Rights	8.2(h)

Assignment of Leases	8.2(c)
Assignment of Reservations and Reservation Deposits	8.2(e)
Bill of Sale	8.2(b)
Bulk Sales Laws	8.5(b)(x)
Business Day	11.9
Cash-On-Hand	8.5(b)(iv)
City	1.1(a)
Claims	6.9
Closing	8.1
Closing Date	8.1
Closing Statements	8.5(c)
Code	6.1(gg)(i)
Common Stock	2.1(b)
Confidentiality Agreement	5.1(b)
Cut-Off Time	8.5(b)
Depositors	8.9(b)
Development Agreement	6.1(dd)
DTRS	1.1
Environmental Laws	6.8
Escrow	2.1
Escrow Agent	2.1
Escrow Agent Wiring Instructions	2.1(a)
Exchange Act	6.6(g)
Excluded Liabilities	6.10
Execution Date	Introduction
Existing Financing	1.1
Existing Financing Balance	2.1(c)
Existing Financing Loan Assumption Documents	2.1(c)
Final Closing Statement	8.5(c)
Governmental Authority	4.2
Grant Deed	8.2(a)
Guaranty	6.3
Guest Ledger Receivables	8.5(b)(viii)
Hazardous Materials	6.8
Holdings	Introduction
Hotel	1.1(b)
Hotel Books and Records	1.1(h)
Hotel FF&E	1.1(c)
Hotel Management Agreement	1.1(g)
Hotel Management Agreement Assignment	8.2(f)
Improvements	1.1(b)
Indemnification Claim	6.12

Indemnitee	6.12
Indemnitor	6.12
Initial Allocation	2.2(a)
Inspection Records	5.1(a)
Insurance Policies	1.1(j)
Intangible Property	1.1(k)
Inventory	1.1(c)
Knowledge of Purchaser	6.3
Land	1.1(a)
Leases	1.1(d)
Liquor Agreement	5.2
Manager	1.1(g)
Master Declaration	8.2(h)
Miscellaneous Accounts Receivable	8.5(b)(ix)
Non-Public Information	6.2(h)(viii)
NYSE	6.6(g)
OFAC	6.1(x)
Official Records	8.4(a)
Ohana Parties	Introduction
Ohana Party	Introduction
OREH	6.3
Parties	Introduction
Party	Introduction
Permits	1.1(e)
Permitted Exceptions	4.2
Personal Property	1.1(c)
Preliminary Closing Statement	8.5(c)
Prepaid Insurance Premiums	8.6
Property	1.1
Property Contracts	1.1(f)
Proration Transfer Items	1.1(l)
Purchase Price	2
Purchaser	Introduction
Purchaser Designated Individuals	6.3
Purchaser Related Parties	6.10
Purchaser Related Party	6.10
Real Property	1.1(b)
Registration Rights Agreement	8.2(l)
Rent	8.5(b)(ii)
Rental Management Agreements	1.1(m)
Rental Management Reserves and Funds	1.1(m)
Reservation Deposits	1.1(i)

Reservations	1.1(i)
Revised Allocation	2.2(a)
Sarbanes-Oxley Act	6.6(g)
SEC	2.1(b)
SEC Reports	6.6(g)
Securities Act	2.1(b)
Seller	Introduction
Seller Closing Documents	6.3
Seller Designated Individuals	6.1
Seller Related Parties	6.11
Seller Related Party	6.11
Seller Verification Notices	8.9(b)
Seller's Knowledge	6.1
Shares	2.1(b)
SHR Parties	Introduction
SHR Party	Introduction
Straddle Employment Claim	6.10(a)
Strategic	Introduction
Strategic's Knowledge	6.6
Survey	4.1
Tenant Deposits	1.1(d)
Title Commitment	4.1
Title Company	4.1
Title Policy	4.3
Wage and Hour Claim	6.10(b)
WARN Act	10.1

PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS

THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Agreement”) is entered into as of January 28, 2015 (the “Execution Date”), by and among LAGUNA BEACH LUXURY HOTEL LLC, a Delaware limited liability company (“Seller”); OHANA HOLDINGS, L.L.C., a Delaware limited liability company ("Holdings" and together with Seller, the “Ohana Parties” and each individually an “Ohana Party”), solely with respect to Holdings’ representations, warranties and other waivers and obligations set forth herein; SHR MLB, LLC, a Delaware limited liability company ("Purchaser”); and STRATEGIC HOTELS & RESORTS, INC., a Maryland corporation ("Strategic" and together with Purchaser, the “SHR Parties” and each individually a “SHR Party”), solely with respect to Strategic’s representations, warranties and other waivers and obligations set forth herein. Seller, Holdings, Purchaser and Strategic are sometimes referred to herein collectively as the "Parties" and individually as a "Party".
1.Property.
1.1    Sale and Purchase. Subject to the terms and provisions hereof, Seller agrees to sell and transfer to Purchaser (or to the extent provided herein to DTRS MLB, LLC, a Delaware limited liability company ("DTRS"), an Affiliate of Purchaser), and Purchaser agrees to purchase from Seller, the items described in the immediately following paragraphs (a) through (m), which items are collectively referred to herein as the "Property", in each case subject to the indebtedness described in and the liens, encumbrances and security interests created by that certain promissory note and the other loan documents described on Exhibit 1.1 attached hereto (collectively, the "Existing Financing"):
(a)    Seller’s fee simple interest in that certain land located in the City of Laguna Beach, California (the "City") and legally described on Exhibit 1.1(a) attached hereto, together with Seller’s right, title and interest in any and all rights, privileges, rights-of-way and easements appurtenant thereto (collectively, the “Land”).
(b)    Seller’s right, title and interest in all buildings, structures, fixtures and other improvements situated upon or affixed to the Land (collectively, the “Improvements”, and together with the Land, the "Real Property") and commonly known as the Montage Laguna Beach Hotel & Spa (the “Hotel”).
(c)    Except to the extent specifically excluded by Section 1.2 below, all of Seller’s right, title and interest, whether an ownership interest or a leasehold interest, in any furniture, furnishings, fixtures that are personal property, fittings, artwork, equipment, machinery, inventories, supplies, televisions, vehicles, building materials, computer, communication and IT hardware, signs and other tangible personal property installed or located on or at the Real Property, or stored off of the Property, and used or to be used in connection with the operation and maintenance of the Hotel (collectively, the "Personal Property"), including (i) any furniture, artwork, appliances, equipment and business fixtures (collectively, the "Hotel FF&E"); (ii) any dinnerware, glassware, utensils, cookware and cooking equipment, bedding, linens, window coverings, uniforms and menus; and (iii) all inventory owned by Seller and used or to be used in connection the operation and maintenance of the Hotel (collectively, the "Inventory"), including fuel; engineering, maintenance, repair and housekeeping supplies and materials, soap, shampoo, conditioners, lotions, cleaning materials, pillows, blankets, sheets, and mattresses; food and beverages in storerooms, refrigerators, pantries, kitchens or elsewhere; non-alcoholic (but not alcoholic) beverages; merchandise intended for retail sale or resale; mechanical supplies; stationery; guest supplies; and all other supplies of all kinds, whether used, unused, opened or unopened, or held in reserve storage for future use in connection with the maintenance and operation of the Hotel (including any of the same that has been purchased by or on behalf of Seller to be used or sold at the Hotel, but has not yet been delivered to the Hotel).
(d)    All of Seller’s rights, if any, in the leases, rights to subleases, licenses, concession agreements, hotel or resort amenities use agreements or other agreements granting rights to use or occupy any portion of the Real Property, together with any and all related agreements and all amendments, modifications, supplements and extensions thereto or thereof (collectively, the “Leases”), including those listed on Schedule 1.1(d) attached hereto, as well as all of Seller’s rights, if any, to any existing security deposits and other tenant deposits relating to the Leases (collectively, the “Tenant Deposits”), including those listed on Schedule 1.1(d) attached hereto. Pursuant to the terms and conditions of the Assignment of Leases, DTRS shall at the Closing accept and assume only the Leases and the Tenant Deposits listed on Schedule 1.1(d) attached hereto.
(e)    To the extent assignable or transferable by Seller, all of Seller’s right, title and interest in (i) all warranties, guaranties and indemnities by, and any claims against, third parties relating to the Property, if any; (ii) all licenses, permits, approvals, development rights, certificates, variances, consents, authorizations and similar documents held or issued in connection with the use, occupancy and/or operation of the Property (with the items referred to in this clause (ii) being collectively, the “Permits”), including the Permits listed on Schedule 1.1(e) attached hereto; and (iii) all plans, specifications, drawings, surveys, engineering and other design products, soil tests and reports, and other technical descriptions and documents relating to the Real Property, if any

(f)    To the extent assignable or transferable by Seller, all of Seller’s rights, if any, in all maintenance, repair, utility, service, supply agreements and contracts affecting or relating to the Property or the operation of the Hotel and all leases of Personal Property (collectively, the “Property Contracts”), including the Property Contracts listed on Schedule 1.1(f) attached hereto. Pursuant to the terms and conditions of the Bill of Sale, DTRS shall at the Closing accept and assume only the Property Contracts listed on Schedule 1.1(f) attached hereto.
(g)    All of Seller’s rights and, to the extent arising from and after the Closing Date, obligations, under the Management Agreement between Laguna Beach Resorts LLC and Montage Hotels & Resorts LLC (“Manager”) dated January 22, 2003, and subsequently assigned to and assumed by Seller on June 25, 2003, as amended by that certain Amendment to Management Agreement dated as of October 13, 2008 (as so assigned and amended, the “Hotel Management Agreement”), which shall be assigned to and assumed by DTRS at and as of the Closing pursuant to the terms and conditions of the Hotel Management Agreement Assignment.
(h)    All of Seller’s rights, if any, in any and all books, records, files, guest registers, rental and reservation records, employment records, maintenance records, and any customer or guest lists maintained by Seller or by Manager on behalf of Seller (including any electronic data) and used in connection with the ownership, use, operation and/or maintenance of the Hotel (collectively, the “Hotel Books and Records”).
(i)    The advance reservations and bookings for the Hotel for any and all periods on or after the Closing Date, as the same may be amended, canceled and renewed subject to the terms hereof (the “Reservations”), and all advance deposits made with respect thereto (the “Reservation Deposits”), including the Reservations and Reservation Deposits (in the aggregate amount as of January 21, 2015 of Three Million One Hundred Eighty-Five Thousand Eight Hundred Five and 39/100 Dollars ($3,185,805.39) listed on the schedule of Reservations and Reservation Deposits dated as of January 21, 2015 and previously provided by Seller to Purchaser), which shall be assigned to and assumed by DTRS at and as of the Closing pursuant to the terms and conditions of the Assignment of Reservations and Reservation Deposits.
(j)    To the extent assignable or transferable by Seller, all existing insurance policies relating to the Property, including policies providing general liability, operational liability (including innkeepers' liability and liquor liability), business interruption, fire and casualty coverage providing coverage after the Cut-Off Time in favor of Purchaser (collectively, the "Insurance Policies"), and all claims and proceeds thereof relating to damage to the Property that occurred prior to the Closing for which costs of repairing such damage have not been previously paid or incurred by Seller, but excluding all proceeds and claims thereunder relating to liability coverage for the benefit of Seller for occurrences or other insured events that occurred prior to the Closing.
(k)    To the extent assignable or transferable by Seller, all advertising material, trade names, trademarks, intellectual property, telephone exchange numbers and other intangible personal property of Seller, if any, relating to the Real Property or the Hotel (collectively, the “Intangible Property”), but expressly excluding any advertising material, trade names, trademarks, intellectual property, telephone exchange numbers and other intangible personal property that is owned by Manager;
(l)    The Guest Ledger Receivables, Cash-On-Hand and Account Cash as of the Cut-Off Time (with the Guest Ledger Receivables, Cash-On-Hand and Account Cash transferred to Purchaser (or its designee) at the Closing being the "Proration Transfer Items"); and
(m)    All of Seller’s rights, if any, in any and all agreements providing for the rental management of villas owned by third parties and located at the property that is adjacent to the Real Property and commonly known as The Beach Villas at the Laguna Beach Colony (collectively, the "Rental Management Agreements"), which Rental Management Agreements are listed on the Schedule of Rental Management Agreements dated as of January 21, 2015 previously provided by Seller to Purchaser, as well as any and all reserves and other funds being held by Manager thereunder on behalf of Seller as of the Cut-Off Time (the “Rental Management Reserves and Funds”). Pursuant to the terms and conditions of the Bill of Sale, DTRS shall at the Closing accept and assume the Rental Management Agreements and Rental Management Reserves and Funds.
1.2    Excluded Property. Notwithstanding the foregoing or anything to the contrary herein, the following are expressly excluded from the definition of, and shall not be, Property under this Agreement:
(a)    all tangible and intangible personal property to the extent owned, leased or licensed by tenants, concessionaires or licensees at the Property, guests at the Property, or employees of Manager;
(b)    the Miscellaneous Accounts Receivables;
(c)    any refunds of real estate or other taxes attributable to the period prior to the Closing;

(d)    other refunds and rebates for or relating to periods or events occurring prior to the Cut-Off Time, and any interest thereon;
(e)    any tangible or intangible property to the extent owned by Manager or any of its Affiliates and not held by Manager for the benefit of Seller;
(f)    any property bearing the trademarks, trade names, service marks, copyrights or domain names of Manager or any of its Affiliates, except to the extent of any rights of Seller with respect thereto under the Hotel Management Agreement;
(g)    any reserve for the Hotel FF&E, if not prorated and credited to Seller pursuant to Section 8.5 below;
(h)    deposits with utility providers, vendors or other third parties to the extent the corresponding agreement or contract is not being assumed by Purchaser at the Closing; and
(i)    prepaid license and permit fees paid by Seller prior to the Closing.
As used herein, “Affiliate” means any entity controlled by, controlling or under common control with a Party, and the various uses of the word “control” mean the ability to direct the decisions or actions of the entity in question; provided, however, that Manager shall not be deemed to be an Affiliate of Seller and Seller shall not be deemed to be an Affiliate of Manager.
1.3    Subject to Hotel Management Agreement. The Property shall be conveyed at the Closing subject to the Hotel Management Agreement.
1.4    REIT Requirements. Seller acknowledges that Strategic, Purchaser’s parent company, is a publicly traded Real Estate Investment Trust (REIT) and, accordingly, certain elements of the Closing, including the manner by which certain portions of the Property are to be conveyed to Purchaser and/or its Affiliates, need to be structured to comply with various tax, corporate and securities matters. Seller covenants and agrees to, at Purchaser's written request, cooperate with Purchaser and Strategic in a reasonable manner in structuring the Closing, in a manner consistent with the provisions of this Agreement, to comply with such requirements, which structuring may include transferring, assigning or conveying certain portions of the Property at the Closing to a hotel operating company Affiliated with Purchaser; provided, however, that Seller shall not have any obligation to (i) incur any additional out of pocket cost or expense in connection with such cooperation; (ii) modify or make any additional representation or warranty; or (iii) take any other action that will adversely affect any of the benefits that Seller will receive from the transaction contemplated by this Agreement.

2.    Purchase Price. The purchase price for the Property (the “Purchase Price”) shall be Three Hundred Sixty Million Dollars ($360,000,000) plus the prorated amounts to be paid by Purchaser for the Proration Transfer Items pursuant to this Agreement, and shall be subject to adjustment as provided herein. Concurrently with the execution hereof (if not already established), Seller and Purchaser shall open an escrow (the “Escrow”) with the Washington D.C. office of Commonwealth Land Title Company, Attn: David Nelson (“Escrow Agent”) by delivery of a fully executed copy of this Agreement to Escrow Agent. Escrow Agent will notify Seller and Purchaser when Escrow has been opened. This Agreement shall constitute joint escrow instructions of Seller and Purchaser to Escrow Agent. In addition, Seller and Purchaser each agrees to be bound by such other reasonable and customary supplemental escrow instructions as may be necessary or reasonably required by Escrow Agent to consummate the purchase and sale described herein, or otherwise to distribute and pay the funds held in Escrow as provided in this Agreement. In the event of any inconsistency between the terms and provisions of such supplemental escrow instructions and the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control, absent an express written agreement between Seller and Purchaser to the contrary which acknowledges this Section 2.
2.1    Payment. The Purchase Price shall be paid by Purchaser as follows:
(a)    Concurrently with the opening of Escrow, Purchaser shall deposit with Escrow Agent, by wire transfer of immediately available funds made in accordance with the written wiring instructions previously provided by Escrow Agent to Seller and Purchaser (the "Escrow Agent Wiring Instructions"), the amount of the Purchase Price, less (i) One Hundred Million Dollars ($100,000,000) (representing the value of the Shares issued in accordance with Section 2.1(b) and footnote 1 below); and (ii) the amount of the Existing Financing Balance assumed by Purchaser pursuant to Section 3 below, as further adjusted by the other prorations, credits and debits provided for in this Agreement. The amount so deposited by Purchaser with Escrow Agent shall be held and disbursed by Escrow Agent in accordance with the provisions of this Agreement.
(b)    At the Closing, Strategic shall deliver (or cause to be delivered) to Holdings 7,347,5391 shares of common stock, par value $0.01 per share (the "Common
______________________
1 $100,000,000 worth of Strategic common stock, having been priced at the 10-day trailing volume weighted average price (rounded to two decimal places) quoted on the New York Stock Exchange as reported by Bloomberg Financial Markets (or such other source as the parties shall agree in writing) ending on and including the date that is five (5) business days prior to the Execution Date.

Stock") of Strategic (the "Shares"), which delivery shall be affirmed by evidence reasonably acceptable to Seller verifying registration of the Shares in the name of Holdings by book entry. The Shares will be issued in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act. At the Closing, Strategic shall register or cause to register the Shares in the name of Holdings by book entry in an account or accounts designated by Holdings; provided, however, that the Shares shall be proportionately adjusted to reflect any share splits, combination of shares, recapitalizations, reorganizations or reclassifications with respect to the Common Stock of Strategic or any transaction in which the Common Stock is converted into other securities or cash, occurring between the Execution Date and the Closing Date.
(c)    At Closing and as required by Section 3 below, (i) Purchaser shall assume the duties, obligations and liabilities arising under the Existing Financing from and after the Closing Date; and (ii) Seller and its Affiliates shall be fully and completely released from all duties, obligations and liabilities under the Existing Financing (including release from any and all liabilities under any note, loan agreement, indemnification agreement and guaranty) that first become due or otherwise arise after the Closing Date, including Purchaser's assumption of liability for payment of the then outstanding principal balance (with all interest and other charges due under the Existing Financing through the Closing Date to be paid by Seller) of the Existing Financing (the "Existing Financing Balance"). Purchaser and Seller, as applicable, shall cause the assumption and release documents (collectively, the "Existing Financing Loan Assumption Documents") that have been approved by each of Seller and Purchaser to be fully executed (and acknowledged where appropriate) and delivered to Escrow Agent as required by this Agreement.
2.2    Allocation of Purchase Price.
(a)    Purchaser has engaged, at Purchaser's sole cost and expense, Duff and Phelps to prepare, and Purchaser and Seller have agreed on, the initial allocation for federal income tax purposes of the Purchase Price among the real property, the personal property and intangible property assets to be acquired by Purchaser pursuant to this Agreement, a copy of which allocation is set forth in Exhibit 2.2(a) attached hereto (the “Initial Allocation”).  Seller and Purchaser also agree, promptly following the Closing, to cause Duff & Phelps to, at Purchaser's expense, prepare for Seller and Purchaser’s approval, not to be unreasonably withheld, a revised allocation of the Purchase Price among such items that cannot be finally determined until the Closing or thereafter, which revised allocation shall reflect any adjustments to the Purchase Price occurring after the Execution Date (the “Revised Allocation”). If Seller and Purchaser cannot agree on the Revised

Allocation, each side may report the sale as it sees fit, but consistent with the Initial Allocation.
(b)    Seller and Purchaser each agrees to (i) rely on the Initial Allocation or, following agreement on the Revised Allocation, the Revised Allocation, for all relevant tax purposes; (ii) prepare and file all tax returns in a manner consistent with such allocation; and (iii) not take a position that is inconsistent with such allocation in any tax return or any related proceeding before any taxing authority. In the event that the allocation reported to a taxing authority by either Seller or Purchaser or any of its respective Affiliates with respect to this Agreement is disputed by such taxing authority, the Party who made such report (or the Party whose Affiliate made such report) shall notify either Seller or Purchaser, as applicable, of such dispute and keep Seller or Purchaser, as applicable, apprised of material developments concerning resolution of such dispute.
3.    Existing Financing. From and after the Closing, Purchaser shall assume and be responsible for the payment and performance of all duties and obligations of the borrower under the Existing Financing and all agreements and other documents evidencing, securing or otherwise pertaining to the Existing Financing, in each case as such duties and obligations arise after the Closing. Seller shall be solely responsible for all fees and other charges of lender associated with the assumption of the Existing Financing as such fees and charges are expressly provided for in the Existing Loan Documents, provided, however, that Seller shall not have any obligation to (and Purchaser shall) pay (i) Purchaser's legal fees; (ii) any lender's legal fees in connection with the assumption of the Existing Financing; (iii) the processing fee in the amount of Ten Thousand Dollars ($10,000) for which the Existing Loan Documents provide; and (iv) any other fees and other charges of lender associated with the assumption of the Existing Financing that are not expressly provided for in the Existing Loan Documents but to which Purchaser, in its sole discretion, has agreed. Purchaser's obligations to pay the amounts described in the immediately preceding clauses (i) through (iv) shall survive the Closing or earlier termination of this Agreement.
4.    Title and Survey Matters.
4.1    Title. Purchaser has, prior to the Execution Date, received and reviewed (i) a title commitment for the Real Property dated January 22, 2015, under Commitment No. 14-002149, with an effective date of January 6, 2015, including copies of all documents referenced in said report (collectively, the “Title Commitment”), issued by Commonwealth Land Title Insurance Company, having an office at 1015 15th Street, N.W., Suite 300, Washington D.C. 20005 (in such capacity, the “Title Company”); and (ii) an ALTA/ACSM survey for the Real Property prepared by Stantec dated January 12, 2015, under Project No. 2042-347305 (the “Survey”). Seller shall pay the all of the costs of obtaining the Title Commitment and providing to Purchaser a standard owner's title policy to be issued pursuant thereto, and Purchaser shall pay all of the costs of obtaining extended coverage under such owner's title policy, any co-insurance or reinsurance required by Purchaser or a lender with respect to such owner's title policy, any lender’s policy relating to the Real Property and any endorsements to such owner's title policy or any lender's policy.
4.2    Permitted Exceptions. As used herein, the term “Permitted Exceptions” with regard to the Real Property means: (i) all exceptions set forth on Schedule B of the proforma policy attached hereto as Schedule 4.2; (ii) all title matters reflecting the existence or terms of the Leases listed on Schedule 1.1(d) attached hereto; (iii) liens for real estate taxes that are not yet due and payable and that are prorated as provided in this Agreement, including special assessments and special purpose district or local district assessments; (iv) any and all present and future laws, ordinances, plans, restrictions, requirements, resolutions, orders, landmark designations, rules and regulations of any governmental authority, agency, bureau, board, branch, court, office, officer, official, commission, council or other governmental entity of any nature (each, a "Governmental Authority"), as now or hereafter existing or enforced (including those related to zoning and land use), and all liens or notices of violation of any such laws, ordinances, plans, restrictions, requirements, resolutions, orders, landmark designations, rules and regulations set forth in the Title Commitment; (v) all title matters relating to the Existing Financing, as such documents are amended and restated by the Existing Financing Loan Assumption Documents; and (vi) all matters, whether or not of record, to the extent solely caused by Purchaser and/or its agents, representatives or contractors.
4.3    Title Insurance. Escrow Agent shall not close the transaction contemplated hereunder nor wire any funds or documents deposited by the SHR Parties to the Ohana Parties until Title Company shall have issued or shall be irrevocably and unconditionally committed to issue, subject to payment of the applicable premium therefor, an ALTA extended coverage owner’s policy of title insurance insuring that title to the Real Property is vested in Purchaser in the form attached hereto as Schedule 4.2 (the “Title Policy”). If Purchaser desires to procure co-insurance, reinsurance or any additional endorsements to the Title Policy, Purchaser may do so at its own cost and expense; provided, however, that (i) such co-insurance, reinsurance and/or additional endorsements shall be at no cost or additional liability to Seller; (ii) the SHR Parties’ obligations hereunder shall not be conditioned upon Purchaser’s ability to obtain such co-insurance, reinsurance and/or additional endorsements; (iii) if Purchaser is unable to obtain such co-insurance, reinsurance and/or additional endorsements, the SHR Parties shall nevertheless be obligated to proceed to the Closing without reduction of or set off against the Purchase Price; and (iv) the Closing shall not be delayed as a result of Purchaser’s efforts to obtain such co-insurance, reinsurance and/or additional endorsements.
5.    Inspection.
5.1    Inspection Records; Disclosures.

(a)    Seller has, prior to the Execution Date, provided to Purchaser, and Purchaser has (to the extent it deems appropriate) reviewed, the items on the Ohana Real Estate Investors FirmEx website (with the items available at such website as of the Execution Date being collectively, the “Inspection Records”). Purchaser acknowledges and agrees that Seller may have redacted the Inspection Records to the extent reasonably necessary in order to preserve the confidentiality of information not relating to the Property.
(b)    Purchaser shall maintain the confidentiality of the results of its investigation of the Property and all materials delivered by Seller or an Affiliate or representative of Seller as required by that certain Confidentiality Agreement by and between Seller and SHC Property Acquisition, L.L.C. and dated November 4, 2014 (the "Confidentiality Agreement") and/ or this Agreement; provided, however, the foregoing shall not preclude disclosures required by law or the rules or regulations of the SEC or the NYSE or in connection with litigation between the parties hereto.
(c)    Access to the Property has been provided pursuant to the terms and conditions of that certain Site Access Agreement dated December 29, 2014.
(d)    At Seller's request, the Title Company has obtained and provided to Purchaser (with a copy to Seller) current natural hazards disclosure statements with respect to the Real Property, including the matters required by Article 1.7 of the California Civil Code (currently Sections 1103 through 1103.14). To the extent required by applicable law, each of Seller and Purchaser shall sign a copy of each such statement prior to or at the Closing.
(e)    Seller has obtained and provided to Purchaser current real property reports from the City with respect to the Real Property. To the extent required by applicable law and/or the Title Company, each of Seller and Purchaser shall sign a copy of each such report prior to or at the Closing.
(f)    The Inspection Records include information relating to Seller's disclosure obligations under Section 25402.10 of the California Public Resources Code and the implementing regulations and relating to the Energy Star profile of the Property.
The provisions of this Section 5.1 and the Confidentiality Agreement shall survive (i) the Closing and shall not be deemed merged into any instrument of conveyance delivered at the Closing; or (ii) any earlier termination of this Agreement.
5.2    Liquor License. Seller acknowledges that the liquor license and the liquor inventory for the Hotel are currently held by Manager. Seller acknowledges that DTRS and Manager have entered into that certain Transfer of Alcoholic Beverage License(s) Escrow Instructions (the

“Liquor Agreement”), an unexecuted copy of which is attached hereto as Exhibit 5.2. Seller shall, at no additional out-of-pocket cost or expense to Seller, reasonably cooperate with Purchaser in having Manager transfer the liquor license and liquor inventory with respect to the Hotel to DTRS in accordance with the Liquor Agreement and the related documents to be filed with the California Department of Alcoholic Beverage Control, which transfer Seller and Purchaser both acknowledge may occur post-closing. Seller agrees to, at no additional out-of-pocket cost or expense to Seller, reasonably cooperate with Purchaser and DTRS in connection with filing any liquor-related applications or notifications required in connection with Purchaser's acquisition of the Property, the transfer of the liquor license for the Property, and obtaining any interim or post-closing alcoholic beverage management agreements or temporary permits. Purchaser shall pay the cost of any liquor escrow and license transfer fees in connection with the transfer of the liquor license and the liquor inventory for the Hotel, which are estimated to be approximately Eight Thousand Dollars ($8,000). Purchaser shall receive at the Closing the credit described in Section 8.5(b)(xvii) below.
The provisions of this Section 5.2 shall survive the Closing, and shall not be deemed merged into any instrument of conveyance delivered at the Closing.
6.    Representations, Warranties and Covenants.
6.1    Seller Representations. Except to the extent expressly provided herein, Seller does not make any representations or warranties as to the content or accuracy of any of the Inspection Records and/or the Property. Seller makes the following representations, warranties and covenants to the SHR Parties with respect to Seller and the Property as of the Execution Date and the Closing Date:
(a)    Legal Existence. Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.
(b)    Authority. Seller has full right, power and authority and is duly authorized to enter into this Agreement and all closing documents contemplated hereunder to which Seller is a party, to perform each of the covenants and obligations to be performed by Seller hereunder and thereunder, and to execute and deliver and to perform Seller's obligations under all documents required to be executed and delivered by Seller pursuant to this Agreement. This Agreement constitutes the valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms. Each of the individuals executing this Agreement on Seller’s behalf is, and in the case of the closing documents to be executed and delivered by Seller at Closing, will be, duly authorized to do so.
(c)    Conflicts. Neither the execution, delivery or performance of this Agreement or any of the closing documents contemplated hereunder to be executed by Seller, nor Seller's compliance herewith or therewith, (i) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (a) the organizational documents of Seller, (b) any judgment, statute, law or any order, writ, injunction or decree of any Governmental Authority applicable to Seller or the Property, or (c) any agreement or instrument to which Seller is a party or by which it or the Property is bound; or (ii) results in the creation or imposition of any lien, charge or encumbrance upon Seller's property pursuant to any such agreement or instrument.
(d)    Government Approvals. No authorization, consent or approval of any Governmental Authority, that has not previously been obtained, is required for the execution and delivery by Seller of this Agreement, the closing documents contemplated hereunder to which Seller is a party, or the performance of Seller's obligations hereunder or thereunder.
(e)    FIRPTA. Seller is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986.
(f)    Litigation. Except as set forth on Schedule 6.1(f) attached hereto, there are no actions, suits, arbitrations, formal government investigations or proceedings (including, but not limited to, those relating to bankruptcy) pending, or to Seller's Knowledge threatened, against Seller or the Property or relating to Seller or the Property, in each case whether or not covered by insurance. To Seller's Knowledge, except as set forth on Schedule 6.1(f) attached hereto, there are no actions, suits, arbitrations, formal government investigations or proceedings (including those relating to bankruptcy) pending or threatened against Manager.
(g)    Violations of Law. Except as set forth on Schedule 6.1(g), neither Seller, nor to Seller’s Knowledge Manager, has received any written notice from any Governmental Authority that the Property or any portion thereof is in violation of any applicable fire, health, building, use, occupancy, environmental, zoning or other law, code or regulation where such violation remains outstanding, and to Seller's Knowledge no such violation exists.
(h)    Violations of Covenants. Except as set forth on Schedule 6.1(g), neither Seller, nor to Seller’s Knowledge Manager, has received any written notice from any person or entity having the right to enforce any covenant, condition, restriction or easement to which the Real Property is subject, asserting that the Real Property is in violation of any such covenant, condition, restriction or easement where such violation remains outstanding, and to Seller's Knowledge no such violation exists.
(i)    Condemnation. Neither Seller, nor to Seller’s Knowledge Manager, has received any written notice from any Governmental Authority of any pending or threatened condemnation, eminent domain or similar proceeding relating to the Property or any portion thereof.
(j)    Environmental. To Seller's Knowledge, there are no pending or threatened proceedings or inquiries by any Governmental Authority relating to the Property or any portion thereof and arising under any Environmental Law or otherwise relating to any Hazardous Materials. To Seller’s Knowledge, except as may be disclosed in that certain Phase I Environmental Site Assessment and Sub-Slab Soil Vapor Evaluation dated April 3, 2014, prepared by Apex Companies, LLC, there has been no disposal, generation, transportation, storage, or release of any Hazardous Materials at or upon the Property in violation of applicable law or that could give rise to a remediation obligation. To Seller's Knowledge, Seller has made available to Purchaser as part of the Inspection Records all environmental reports for the Property in Seller’s possession or control.
(k)    Rights to Purchase. Except for this Agreement, Seller has not granted any option or right of first refusal, right of first offer or other similar right relating to the purchase or lease of the Property or any interest therein.
(l)    Security Deposits. Schedule 1.1(d) attached hereto sets forth all Tenant Deposits held by or on behalf of Seller under the Leases.
(m)    Property Contracts. Other than (i) the Hotel Management Agreement; (ii) the Permitted Exceptions; and (iii) the Property Contracts listed on Schedule 1.1(f) attached hereto, to Seller's Knowledge there are no service, maintenance, repair, utility, supply or equipment rental contracts relating to the Property. To Seller's Knowledge, all Property Contracts and the Hotel Management Agreement are in full force and effect and are sufficient to operate the Hotel in a manner consistent with current practice. Seller has provided to Purchaser true, accurate and complete copies of the Property Contracts and the Hotel Management Agreement. Except as identified in Section 1.1(g), the Hotel Management Agreement has not been amended, modified or assigned. There are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults under the Hotel Management Agreement by Seller or, to Seller’s Knowledge, the Manager. There are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults under any of the Property Contracts by Seller or, to Seller’s Knowledge, any other party thereto. To Seller's Knowledge, there are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults by Seller under any of the Permitted Exceptions.
(n)    Leases. The Leases set forth on Schedule 1.1(d) attached hereto and the Reservations constitute all of the leases, subleases, licenses, concession agreements or other agreements or contracts granting use or occupancy rights that are in effect and binding on the Real Property and the Hotel. To Seller's Knowledge, Schedule 1.1(i) accurately and correctly identifies all Reservations and Reservation Deposits for the Hotel. Seller has provided to Purchaser true, accurate and complete copies of the Leases and, to Seller’s Knowledge, related correspondence sent or received by Seller (to the extent in Seller’s possession or control). There are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults under the any of the Leases by Seller or, to Seller’s Knowledge, any other party thereto. There are no pending or incomplete tenant improvements to be made by Seller, and there are no outstanding tenant improvement allowances or leasing commissions payable by Seller with respect to the Leases. Seller has received no notice from any tenant under a Lease exercising its option to extend the term of its Lease. Except as set forth on Schedule 1.1(d), neither Seller nor Manager is holding any security deposits, letters of credit or other forms of security from any tenant under a Lease.
(o)    Permits. Except as set forth on Schedule 6.1(g) attached hereto, neither Seller, nor to Seller’s Knowledge Manager, has received written notice alleging any breach or violation of any provision, condition or limitation of any of the Permits, which breach remains uncured. To Seller's Knowledge, Schedule 1.1(e) accurately reflects all the material Permits held by Seller in connection with the Property. To Seller's Knowledge, Manager has not failed to obtain any permit or license required for the operation of the Property in the manner in which it is being operated on the Execution Date.
(p)    Equipment/Personal Property Leases. To Seller's Knowledge, except as set forth on Schedule 6.1(p) attached hereto, none of the Personal Property is leased from or owned by a third party, and the Personal Property leases listed on Schedule 6.1(p) attached hereto are in full force and effect. To Seller's Knowledge, Seller has provided to Purchaser true, accurate and complete copies of the Personal Property leases. There are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults under the any of the Personal Property leases by Seller or, to Seller’s Knowledge, any other party thereto.
(q)    Gift Certificates. Except with respect to the items for which Purchaser is to receive a credit pursuant to Section 8.5(b)(xii) below, Seller has not issued any prepaid gift certificates, vouchers or other writings entitling the holder or bearer thereof to a credit or a specified item (such as a room night or meal) at the Hotel; provided, however, that the foregoing representation does not include any gift certificates, vouchers or other writings issued by or through Manager or its Affiliates (whether by Manager or its Affiliates directly or for and on behalf of Seller) with respect to the Hotel, and Seller makes no representations or warranties with respect thereto.

(r)    Insurance. Seller has not received any written notice from any insurance company or board of fire underwriters of any defect or inadequacy in or on the Property or any part or component thereof that would materially affect the insurability of the Property or cause any material increase in the premiums for insurance for the Property for which the related defect or inadequacy has not been cured or repaired.
(s)    Employees. To Seller’s Knowledge, all employees at the Hotel and the Property are employees of Manager and/or its Affiliates. Seller does not have, and has never had, any employees. Neither Seller nor Manager is or has been a party to any collective bargaining agreement with any labor union relating to the Hotel and/or the Property. There are no, and never have been, any defined benefit plans (as opposed to a defined contribution plan, which does exist) benefitting any current or former employees of Manager at the Hotel and/or the Property. Neither Seller nor, to Seller's Knowledge, Manager, has received any written notice from any labor union or group of employees that such union or group represents or believes or claims or intends to represent any of the employees at the Hotel and/or the Property, nor does Seller have knowledge of any such representation. Neither Seller nor, to Seller's Knowledge, Manager, has received any written notice of any claim of unfair labor practices relating to the Hotel, nor does Seller have knowledge of any such claim.
(t)    Taxes. Seller has (or has caused to be) duly and timely withheld and remitted or paid all sales, use, excise, gross receipts, payroll, occupancy, lodging, hotel and similar taxes, surcharges and fees required to have been withheld and remitted or paid in connection with the operation of the Property.
(u)    Title to Personal Property.    The Personal Property is not encumbered by any lien, claim, security interest or encumbrance other than those which will be released at the Closing, relate to the Existing Financing or which are otherwise Permitted Encumbrances.
(v)    Financial Statements. Seller has provided true, accurate and complete copies of the annual audited financial statements of Seller and the operating statements for the Hotel for the period ended December 31, 2013 to Purchaser. Copies of unaudited financial statements of Seller and operating statements for the Hotel for the period ended December 31, 2014, have been provided to Purchaser in the same form and substance as are in Seller's possession. To Seller's Knowledge, the audited financial statements and operating statements fairly present in all material respects the consolidated financial position, assets and liabilities of Seller and the operations of the Hotel as of date thereof, and the revenues, expenses and results of operations of Seller and the Hotel for the period covered thereby, in each case, on the basis on which such financial statements were prepared.

(w)    Bankruptcy. Seller has not made any general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or, to Seller’s Knowledge, been the subject of an involuntary petition in bankruptcy by any of Seller’s creditors; suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets; suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets; admitted in writing its inability to pay its debts as they generally come due; or made an offer of settlement, extension or composition to its creditors generally, and to Seller’s Knowledge none of the foregoing actions have been threatened or are currently contemplated.
(x)    Compliance with Anti-Terrorism Laws. Neither Seller, nor any of its subsidiaries, nor any person who owns a controlling interest in or otherwise controls Seller or its subsidiaries is (i) listed on the Specially Designated Nationals and Blocked Persons List or any other similar list maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, pursuant to any authorizing statute, Executive Order or regulation; (ii) a “specially designated global terrorist” or other person listed in Appendix A to Chapter V of 31 C.F.R., as the same has been from time to time updated and amended; or (iii) a person either (A) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or a person similarly designated under any related enabling legislation or any other similar Executive Orders. Seller is currently in compliance with and shall prior to and on the Closing Date remain in compliance with the regulations of OFAC and any statute, executive order or other action by a Governmental Authority relating thereto.
(y)    Compliance with Anti-Money Laundering Measures. Seller has taken measures as required by law to assure that, with respect to each holder of an interest in Seller, funds invested by such holders in Seller, are derived from legal sources and such measures have been undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., and all applicable laws, regulations and government guidance on compliance therewith and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957.
(z)    Inspection Records. To Seller's Knowledge, no material document or information in Seller's possession or control relating to the Property has been omitted from the Inspection Records.
(aa)    Intellectual Property. Seller owns no intellectual property in connection with the Hotel or the operations thereof.

(bb)    Real Property; Off-Site Use Arrangements. The Real Property constitutes all of the real property owned by Seller in connection with the use, operation and maintenance of the Hotel. To Seller's Knowledge, except as set forth in Schedule 6.1(bb), there are no agreements, leases, licenses or other arrangements for the use of real property other than the Real Property in connection with the use, operation and maintenance of the Hotel.
(cc)    Master Declaration. The Master Declaration has not been amended or modified. To Seller's Knowledge, there are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults under the Master Declaration by the "Resort Center Parcel Owner" (as defined in the Master Declaration). Neither Seller nor to Seller’s Knowledge Manager has collected any amounts due under the Master Declaration for calendar year 2015.
(dd)    Development Agreement. A portion of the Real Property is subject to that certain Development Agreement by and among the City of Laguna Beach and Five Star Resort LLC dated as of October 7, 1999, and recorded on November 3, 1999 as Instrument No. 19990770847, as amended by that certain Operating Memorandum No. 1 by and among the City and Five Star Resort LLC dated as of June 19, 2002, and recorded on June 20, 2002 as Instrument No. 20020519675 (collectively, the "Development Agreement"). The Development Agreement has not been further amended or modified. To Seller's Knowledge, there are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults under the Development Agreement by the "Developer" (as defined in the Development Agreement).
(ee)    Rental Management Agreements. The four (4) Rental Management Agreements set forth on the Schedule of Rental Management Agreements dated as of January 21, 2015 and previously provided to Purchaser constitute all of the rental management agreements in effect and binding on Seller as to The Beach Villas at the Laguna Beach Colony, and to Seller's Knowledge as to the Real Property and the Hotel. Seller has provided to Purchaser true, accurate and complete copies of the Rental Management Agreements and, to Seller’s Knowledge, related correspondence sent or received by Seller or Manager (to the extent in Seller’s actual possession or control, as opposed to Manager's possession or control). There are no defaults or events which, with the passage of time or delivery of notice or both, would become defaults under the any of the Rental Management Agreements by Seller or, to Seller’s Knowledge, any other party thereto. Except as set forth on such Schedule of Rental Management Agreements, neither Seller nor Manager is holding any reserves or other funds under the Rental Management Agreements.
(ff)    Affiliate. Holdings is an Affiliate of Seller.

(gg)    Seller’s Representations Relating to the Investment in the Shares.
(i)    Ownership of Seller Under the provisions of Sections 542, 544 and 856 of the Internal Revenue Code of 1986 (the "Code"), considering all applicable attribution and constructive ownership rules, neither Seller nor any direct or indirect equity owner of Seller treated as an “individual” under Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code), as applicable, owns or is deemed to own greater than 0.50% of the total outstanding Common Stock or capital stock of Strategic, excluding the Shares to be issued under Section 2.1(b).
(ii)    Investment Purpose. The Ohana Parties are receiving the Shares hereunder in the ordinary course of their respective business, for their own account and not with a present view toward the public sale or distribution thereof, and have no intention of selling or distributing any of such Shares or any arrangement or understanding with any other persons regarding the sale or distribution of such Shares or any part thereof, in violation of the Securities Act or any applicable state securities law.
(iii)    No General Solicitation. Seller acknowledges that the Shares were not offered to the Ohana Parties by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Ohana Parties were invited by any of the foregoing means of communications.
(iv)    Accredited Investor Status. Each of the Ohana Parties are “accredited investors” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Each of the Ohana Parties is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.
(v)    Reliance on Exemptions. Seller understands that the Shares are being issued to Holdings in reliance upon specific exemptions from the prospectus and registration requirements of federal, state, and other securities laws, as applicable, and that Strategic is relying upon the truth and accuracy of, and the Ohana Parties’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Ohana Parties set forth herein in order to determine the availability of such exemptions and the eligibility of the Ohana Parties to acquire the Shares.
(vi)    Information. The Ohana Parties and their advisors have been furnished with or have otherwise had access to all materials relating to the business, finances and operations of Strategic and materials relating to the offer and sale of the Shares which have been requested by the Ohana Parties. The Ohana Parties have been afforded the opportunity to ask questions of Strategic.
(vii)    Legends. The Ohana Parties understand that the certificates representing the Shares will bear restrictive legends in the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, OR IF PURSUANT TO RULE 144, A WRITTEN STATEMENT, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.

(viii)    Non-Public Information. Seller acknowledges that Strategic now possesses and may hereafter possess certain non-public information concerning Strategic, including Strategic’s financial and operating results for its fiscal year ended December 31, 2014, that is not known and may or may not be independently known to Seller and which would be material to an investment decision (all of such non-public information referred to in this paragraph is hereinafter referred to as the “Non-Public Information”). Seller acknowledges that Strategic has offered to disclose the Non-Public Information to Seller and Seller has elected in its own discretion and for its own investment and other purposes not to receive such disclosure of the Non-Public Information, and as a result of such non-disclosure, a disparity of information may exist between Strategic and Seller. Seller acknowledges that it has entered into this Agreement and agrees to consummate the transactions pursuant to this Agreement notwithstanding that it is aware that the Non-Public Information exists and is in the possession of Strategic, and that at the request of Seller, the Non-Public Information has not been disclosed by Strategic to Seller, and Seller confirms and acknowledges that neither the existence of the Non-Public Information, nor the substance of the Non-Public Information, nor the fact that the Non-Public Information has not been disclosed by Strategic to Seller is material to its determination to enter into this Agreement and to consummate the transactions pursuant to this Agreement.
"Seller’s Knowledge” shall mean the actual knowledge of Chris Smith and/or Sarah Mancuso (collectively, the “Seller Designated Individuals”) with respect to the related matter, with no duty of inquiry or investigation. Each of the SHR Parties acknowledges that the Seller Designated Individuals are named herein solely for the purpose of defining and narrowing the scope of Seller’s Knowledge, and not for the purpose of imposing any liability on or creating any duties running from either of the Seller Designated Individuals to the SHR Parties.

6.2    Holdings Representations. Holdings does not make any representations or warranties as to the content or accuracy of any of the Inspection Records and/or the Property. Holdings makes the following representations, warranties and covenants to the SHR Parties with respect to Holdings as of the Execution Date and the Closing Date:
(a)    Legal Existence. Holdings is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.
(b)    Authority. Holdings has full right, power and authority and is duly authorized to enter into this Agreement and all closing documents contemplated hereunder to which Holdings is a party, to perform each of the covenants and obligations to be performed by Holdings hereunder and thereunder, and to execute and deliver and to perform Holdings' obligations under all documents required to be executed and delivered by Holdings pursuant to this Agreement, including the Registration Rights Agreement. This Agreement constitutes the valid and legally binding obligation of Holdings enforceable against Holdings in accordance with its terms. Each of the individuals executing this Agreement on Holdings’ behalf is, and in the case of any closing documents to be executed and delivered by Holdings at the Closing, will be, duly authorized to do so.
(c)    Conflicts. Neither the execution, delivery or performance of this Agreement or any of the closing documents contemplated hereunder to be executed by Holdings, nor Holdings' compliance herewith or therewith, (i) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (a) the organizational documents of Holdings, (b) any judgment, statute, law or any order, writ, injunction or decree of any Governmental Authority applicable to Holdings, or (c) any agreement or instrument to which Holdings is a party or by which it is bound; or (ii) results in the creation or imposition of any lien, charge or encumbrance upon Holdings' property pursuant to any such agreement or instrument, except in the cases of clauses (b) and (c) for any such conflicts, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the business, properties, management, financial position or results of operations of Holdings and its subsidiaries taken as a whole or would not materially adversely affect the consummation of the transactions contemplated hereby or under the closing documents to be executed and delivered by Holdings.
(d)    Government Approvals. No authorization, consent or approval of any Governmental Authority, that has not previously been obtained, is required for the execution and delivery by Holdings of this Agreement, any closing documents contemplated hereunder to be executed by Holdings, or the performance of Holdings' obligations hereunder or thereunder.
(e)    FIRPTA. Holdings is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986.
(f)    Compliance with Anti-Terrorism Laws. Neither Holdings, nor any of its subsidiaries, nor any person who owns a controlling interest in or otherwise controls Holdings or its subsidiaries is (i) listed on the Specially Designated Nationals and Blocked Persons List or any other similar list maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation; (ii) a “specially designated global terrorist” or other person listed in Appendix A to Chapter V of 31 C.F.R., as the same has been from time to time updated and amended; or (iii) a person either (A) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or a person similarly designated under any related enabling legislation or any other similar Executive Orders. Holdings is currently in compliance with and shall prior to and on the Closing Date remain in compliance with the regulations of OFAC and any statute, executive order or other action by a Governmental Authority relating thereto.
(g)    Compliance with Anti-Money Laundering Measures. Holdings has taken measures as required by law to assure that, with respect to each holder of an interest in Holdings, funds invested by such holders in Holdings, are derived from legal sources and such measures have been undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., and all applicable laws, regulations and government guidance on compliance therewith and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957.
(h)    Affiliate. Holdings is an Affiliate of Seller.
(i)    Holdings Representations Relating to the Investment in the Shares.

(i)    Ownership of Holdings Under the provisions of Sections 542, 544 and 856 of the Code, considering all applicable attribution and constructive ownership rules, neither Holdings nor any direct or indirect equity owner of Holdings treated as an “individual” under Section 542(a)(2) of the Code (as modified by Section 856(h) of the Code), as applicable, owns or is deemed to own greater than 0.50% of the total outstanding Common Stock or capital stock of Strategic, excluding the Shares to be issued under Section 2.1(b).
(ii)    Investment Purpose. Holdings is receiving the Shares hereunder in the ordinary course of its business, for its own account and not with a present view toward the public sale or distribution thereof, and has no intention of selling or distributing any of such Shares or any arrangement or understanding with any other persons regarding the sale or distribution of such Shares or any part thereof, in violation of the Securities Act or any applicable state securities law.
(iii)    No General Solicitation. Holdings acknowledges that the Shares were not offered to the Ohana Parties by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Ohana Parties were invited by any of the foregoing means of communications.
(iv)    Accredited Investor Status. Each of the Ohana Parties is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Each of the Ohana Parties is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.
(v)    Reliance on Exemptions. Holdings understands that the Shares are being issued to Holdings in reliance upon specific exemptions from the prospectus and registration requirements of federal, state, and other securities laws, as applicable, and that Strategic is relying upon the truth and accuracy of, and the Ohana Parties’ compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Ohana Parties set forth herein in order to determine the availability of such exemptions and the eligibility of Holdings to acquire the Shares.

(vi)    Information. The Ohana Parties and their advisors have been furnished with or have otherwise had access to all materials relating to the business, finances and operations of Strategic and materials relating to the offer and sale of the Shares which have been requested by the Ohana Parties. The Ohana Parties have been afforded the opportunity to ask questions of Strategic.
(vii)    Legends. The Ohana Parties understand that the certificates representing the Shares will bear restrictive legends in the following form (and a stop-transfer order may be placed against transfer of the certificates for such Shares):
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, OR IF PURSUANT TO RULE 144, A WRITTEN STATEMENT, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.

(viii)    Non-Public Information. Holdings acknowledges that Strategic now possesses and may hereafter possess certain non-public information concerning Strategic, including Strategic’s financial and operating results for its fiscal year ended December 31, 2014, that is not known and may or may not be independently known to Holdings and which would be material to an investment decision (all of such non-public information referred to in this paragraph is hereinafter referred to as the “Non-Public Information”). Holdings acknowledges that Strategic has offered to disclose the Non-Public Information to Holdings and Holdings has elected in its own discretion and for its own investment and other purposes not to receive such disclosure of the Non-Public Information, and as a result of such non-disclosure, a disparity of information may exist between Strategic and Holdings. Holdings acknowledges that it has entered into this Agreement and agrees to consummate the transactions pursuant to this Agreement notwithstanding that it is aware that the Non-Public Information exists and is in the possession of Strategic, and that at the request of Holdings, the Non-Public Information has not been disclosed by Strategic to Holdings, and Holdings confirms and acknowledges that neither the existence of the Non-Public Information, nor the substance of the Non-Public Information, nor the fact that the Non-Public Information has not been disclosed by Strategic to Holdings is material to its determination to enter into this Agreement and to consummate the transactions pursuant to this Agreement.

6.3    Survival of Seller's Representations; Limitations on Seller's Liability; Guaranty. The representations and warranties of Seller set forth in this Agreement and any of the closing documents executed and delivered by Seller (the "Seller Closing Documents"), but excluding the Grant Deed and the 30782 South Coast Highway Agreement, which shall not be limited by this Section 6.3, shall survive the Closing for a period of twelve (12) months, and shall not be deemed merged into any instrument of conveyance delivered at the Closing, and no action or proceeding thereon shall be valid or enforceable, at law or in equity, if a legal proceeding is not commenced within such period. In addition to any other remedies the SHR Parties may have hereunder with respect to any breach by Seller of its representations and warranties set forth in this Agreement and/or the Seller Closing Documents, but subject to the provisions of this Section 6.3, Seller shall indemnify and hold harmless the SHR Parties and the other Purchaser Related Parties from and against any and all damages, losses, claims (whether or not the Purchaser Related Party is a party to any action or proceeding that gives rise to any indemnification obligation), actions, suits, demands, judgments, liabilities (including penalties), obligations, disbursements of any kind or nature and related costs and expenses (including reasonable attorney’s fees and other reasonable professional fees and expenses incurred in connection with collection efforts or the defense of any claims, suits or actions) awarded against or incurred by any Purchaser Related Party arising out of or as a result of any such representation or warranty made by the Seller having been untrue or incorrect when made. Notwithstanding any other provision of this Agreement, except with respect to an intentional misrepresentation by Seller or a breach of the representations set forth in Sections 6.1(gg) or 6.2(i) (for which the maximum liability of Seller as provided in this Section 6.3 shall not apply), in no event shall the total liability of Seller with respect to any and all other breaches of such representations and/or warranties, in the aggregate, exceed Twelve Million Dollars ($12,000,000). Seller shall have no liability resulting for any claims resulting from any breach of any such representation or warranty by Seller, unless and until the aggregate liability of Seller for such claims exceeds Two Hundred Fifty Thousand Dollars ($250,000), at which time Seller shall be liable for all such claims (i.e., the amount stated in this sentence is not a deductible, but is a threshold which must be exceeded before Seller will have any liability for such claims). Once such threshold is exceeded, Seller shall be responsible for all such claims, including those that are included in determining that such threshold is exceeded, up to Twelve Million Dollars ($12,000,000).
Seller shall have no liability under this Agreement for any consequential, indirect, exemplary or punitive damages.
Each of the SHR Parties acknowledges and agrees that, to the extent of the Knowledge of Purchaser on the Closing Date that any of the representations and warranties of Seller made in this Agreement (including any of the schedules attached hereto) or any of the Seller's Closing Documents is inaccurate, untrue or incorrect in any way, such SHR Party shall not be entitled to bring any claim against Seller, whether brought under Section 6 hereof or otherwise, for breach of such representation and warranty; provided, however, that such prohibition shall only apply to the extent of the Knowledge of Purchaser as to such breach. As used herein, the phrase “Knowledge of Purchaser” shall mean the actual knowledge of Paula Maggio, Jon Stanner or Richard Moreau (the “Purchaser Designated Individuals”) with respect to such matter, with no duty of inquiry or investigation. Each of the Ohana Parties acknowledges that the Purchaser Designated Individuals are named herein solely for the purpose of defining and narrowing the scope of the Knowledge of Purchaser and Strategic’s Knowledge, and not for the purpose of imposing any liability on or creating any duties running from any of the Purchaser Designated Individuals to Seller.
Seller shall cause to be delivered to Purchaser at the Closing a guaranty of Seller's obligations under this Section 6.3 (the "Guaranty") in the form of Exhibit 6.3 attached hereto, executed by Ohana Real Estate Holdings LLC, a Delaware limited liability company (“OREH”).

6.4    Survival of Holdings Representations. The representations and warranties of Holdings as set forth in or made pursuant to this Agreement shall survive the Closing Date for a period of twelve (12) months, and shall not be deemed merged into any instrument of conveyance delivered at the Closing, and no action or proceeding thereon shall be valid or enforceable, at law or in equity, if a legal proceeding is not commenced within that time. In addition to any other remedies the SHR Parties may have hereunder with respect to any breach by Holdings of its representations and warranties set forth in this Agreement and any of the closing documents executed and delivered by Holdings, Holdings shall indemnify and hold harmless SHR Parties and the other Purchaser Related Parties from and against any and all damages, losses, claims (whether or not the Purchaser Related Party is a party to any action or proceeding that gives rise to any indemnification obligation), actions, suits, demands, judgments, liabilities (including penalties), obligations, disbursements of any kind or nature and related costs and expenses (including reasonable attorney’s fees and other reasonable professional fees and expenses incurred in connection with collection efforts or the defense of any claims, suits or actions) awarded against or incurred by any Purchaser Related Party arising out of or as a result of any such representation or warranty made by Holdings having been untrue or incorrect when made. Holdings shall not have any liability for consequential, indirect, exemplary or punitive damages. Each of the SHR Parties acknowledges and agrees that, to the extent of the Knowledge of Purchaser on the Closing Date that any of the representations or warranties of Holdings made in Section 6.2 above is inaccurate, untrue or incorrect in any way, such SHR Party shall not be entitled to bring any claim against Holdings, whether brought under Section 6 hereof or otherwise, for breach of such representation of warranty; provided, however, that such prohibition shall only apply to the extent of the Knowledge of Purchaser as to such breach.
6.5    Purchaser’s Representations. Purchaser warrants and represents to the Ohana Parties as follows:
(a)    Legal Existence. Purchaser is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)    Authority. Purchaser has full right, power and authority and is duly authorized to enter into this Agreement and all closing documents contemplated hereunder to which it is a party, to perform each of the covenants and obligations on Purchaser's part to be performed hereunder or thereunder, and to execute and deliver and perform Purchaser's obligations under, all documents required to be executed and delivered by Purchaser pursuant to this Agreement. This Agreement constitutes the valid and legally binding obligation of Purchaser enforceable against Purchaser in accordance with its terms. The individual executing this Agreement on Purchaser’s behalf is, and in the case of the closing documents to be executed and delivered by Purchaser at Closing, will be, duly authorized to do so.
(c)    Litigation. There are no actions, suits or proceedings (including, but not limited to, those relating to bankruptcy) pending or, to the Knowledge of Purchaser, threatened against Purchaser or affecting Purchaser which, if determined adversely to Purchaser, would adversely affect its ability to perform its obligations hereunder.
(d)    Conflicts. Neither the execution, delivery or performance of this Agreement or the closing documents to be delivered by Purchaser at Closing nor compliance herewith or therewith conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (1) the organizational documents of Purchaser; (2) any judgment, statute, law, order, writ, injunction or decree of any Governmental Authority applicable to Purchaser; or (3) any agreement or instrument to which Purchaser is a party or by which it is bound.
(e)    Governmental Approvals. No authorization, consent or approval of any Governmental Authority is required for the execution and delivery by Purchaser of this Agreement or the performance of Purchaser's obligations hereunder.
(f)    Compliance with Anti-Terrorism Laws. Neither Purchaser, nor any of its subsidiaries, nor any person who owns a controlling interest in or otherwise controls Purchaser is (i) listed on the Specially Designated Nationals and Blocked Persons List or any other similar list maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation; (ii) a “specially designated global terrorist” or other person listed in Appendix A to Chapter V of 31 C.F.R., as the same has been from time to time updated and amended; or (iii) a person either (A) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or a person similarly designated under any related enabling legislation or any other similar Executive Orders. Purchaser is currently in compliance with and shall prior to and on the Closing Date remain in compliance with the regulations of

OFAC and any statute, executive order or other action by a Governmental Authority relating thereto.
(g)    Compliance with Anti-Money Laundering Measures. Purchaser has taken measures as required by law to assure that (i) funds to be used to pay the Purchase Price; and (ii) with respect to each holder of a direct interest in Purchaser, funds invested by such holders in Purchaser, are derived from legal sources and such measures have been undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., and all applicable laws, regulations and government guidance on compliance therewith and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957.
6.6    Strategic’s Representations. Strategic warrants and represents to the Ohana Parties as follows:
(a)    Legal Existence. Strategic is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.
(b)    Authority. Strategic has full right, power and authority and is duly authorized to enter into this Agreement and the closing documents contemplated hereunder to which it is a party, to perform each of the covenants and obligations on Strategic's part to be performed hereunder and thereunder, and to execute and deliver and perform Strategic's obligations under, all documents required to be executed and delivered by Strategic pursuant to this Agreement including the Registration Rights Agreement. This Agreement constitutes, and, when executed and delivered at Closing, the closing documents to which Strategic is a party will constitute, the valid and legally binding obligation of Strategic enforceable against Strategic in accordance with their respective terms. The individual executing this Agreement on Strategic’s behalf is, and in the case of the closing documents to be executed and delivered by Strategic will be, duly authorized to do so.
(c)    Conflicts. Neither the execution, delivery or performance of this Agreement or the closing documents to which Strategic is a party, nor compliance herewith or therewith, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (1) the organizational documents of Strategic; (2) any judgment, statute, law, order, writ, injunction or decree of any Governmental Authority applicable to Strategic; or (3) any agreement or instrument to which Strategic is a party or by which it is bound, except in the case of clauses (2) and (3) for any such conflicts, breaches or defaults that would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the business, properties, management, financial position or results of operations of Strategic and its subsidiaries taken as a whole or as would not materially adversely affect the consummation of the transactions contemplated hereby or under the closing documents to be executed and delivered by Strategic at the Closing.
(d)    Compliance with Anti-Terrorism Laws. Neither Strategic nor any of its subsidiaries is (i) listed on the Specially Designated Nationals and Blocked Persons List or any other similar list maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation; (ii) a “specially designated global terrorist” or other person listed in Appendix A to Chapter V of 31 C.F.R., as the same has been from time to time updated and amended; or (iii) a person either (A) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or a person similarly designated under any related enabling legislation or any other similar Executive Orders. Strategic is currently in compliance with and shall prior to and on the Closing Date remain in compliance with the regulations of OFAC and any statute, executive order or other action by a Governmental Authority relating thereto
(e)    Compliance with Anti-Money Laundering Measures. Strategic has taken measures as required by law to assure that with respect to each holder of a direct interest in Purchaser, funds invested by such holders in Purchaser, are derived from legal sources and such measures have been undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. §§ 5311 et seq., and all applicable laws, regulations and government guidance on compliance therewith and on the prevention and detection of money laundering violations under 18 U.S.C. §§ 1956 and 1957.
(f)    Issuance of Shares. The issuance and sale of the Shares pursuant to this Agreement has been duly authorized and, when issued and delivered and paid for in accordance with this Agreement, the Shares will be validly issued, fully paid and nonassessable, free and clear of all liens, claims, security interests or other encumbrances. Such Shares would comprise approximately 2.7% of the issued and outstanding shares of Common Stock as of the date hereof.
(g)    SEC Reports. Strategic's shares of Common Stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and with the New York Stock Exchange ("NYSE"). Strategic has filed all reports, schedules, forms, financial and other statements and other documents (including exhibits and all other information incorporated by reference) required to be filed by it with the SEC or the NYSE since January 1, 2014 (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, or, if amended or supplemented prior to the date of this Agreement, as of the date of such amendment or supplement, each SEC Report complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, collectively the “Sarbanes-Oxley Act”), the rules and policies of the NYSE, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Report. Strategic is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and governance rules and regulations of the NYSE. Neither the SEC nor any state regulatory authority has issued any order preventing or suspending trading of any securities of Strategic, and Strategic is in compliance in all material respects with the requirements of the NYSE for continued listing of its shares of common stock thereon. Strategic has not taken any action designed to terminate, or likely to have the effect of terminating, the registration of its shares of common stock under the Exchange Act or the listing of such shares on the NYSE. Trading in Strategic's shares of Common Stock on the NYSE is not currently halted or suspended. No delisting, suspension of trading or cease trading order with respect to any securities of Strategic is pending or, to Strategic’s Knowledge, threatened. To Strategic’s Knowledge, as of the date of this Agreement, no inquiry, review or investigation (formal or informal) of Strategic by the SEC or similar regulatory authority or the NYSE is in effect or ongoing or expected to be implemented or undertaken.
(h)    Effective Internal Controls. Strategic maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) under the Exchange Act).  Such internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles in all material respects.  Except as has not had, and would not be reasonably likely to have, individually or in the aggregate, a material adverse effect on Strategic, (i) Strategic maintains an effective system of “disclosure controls and procedures” required by Rule 13a-15(e) under the Exchange Act that have been designed to ensure that information required to be disclosed by Strategic in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to Strategic’s management as appropriate to allow timely decisions regarding required disclosure and (ii) Strategic has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act.
As used herein, the phrase “Strategic's Knowledge” shall mean the actual knowledge of any of the Purchaser Designated Individuals, with no duty of inquiry or investigation. Each of the Ohana

Parties acknowledges that the Purchaser Designated Individuals are named herein solely for the purpose of defining and narrowing the scope of Knowledge of Purchaser and Strategic’s Knowledge, and not for the purpose of imposing any liability on or creating any duties running from any of the Purchaser Designated Individuals to Seller.

6.7    Survival of Purchaser's and Strategic's Representations; Limitation of Liability. The representations and warranties of the SHR Parties as set forth in or made pursuant to this Agreement shall survive the Closing Date for a period of twelve (12) months, and shall not be deemed merged into any instrument of conveyance delivered at the Closing, and no action or proceeding thereon shall be valid or enforceable, at law or in equity, if a legal proceeding is not commenced within that time. Neither Purchaser nor Strategic shall have any liability for consequential, indirect, exemplary or punitive damages. Each Ohana Party acknowledges and agrees that, to the extent of the Seller's Knowledge on the Closing Date that any of the representations or warranties of Purchaser made in Section 6.5 above or of Strategic made in Section 6.6 above, is inaccurate, untrue or incorrect in any way, neither Ohana Party shall be entitled to bring any claim against Purchaser or Strategic, as applicable, whether brought under Section 6 hereof or otherwise, for breach of such representation of warranty; provided, however, that such prohibition shall only apply to the extent of Seller's Knowledge as to such breach.
6.8    “AS IS”; ENVIRONMENTAL MATTERS. OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR THE SELLER CLOSING DOCUMENTS, SELLER DISCLAIMS ANY WARRANTY OR REPRESENTATION OF ANY KIND, EXPRESS OR IMPLIED, REGARDING THE PROPERTY, INCLUDING WARRANTIES OR REPRESENTATIONS AS TO MATTERS OF TITLE, ZONING, HABITABILITY, SUITABILITY, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITIONS, AVAILABILITY OF ACCESS, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL REGULATIONS OR APPROVALS, OR ANY OTHER MATTER RELATING TO OR AFFECTING THE PROPERTY.
PURCHASER ACKNOWLEDGES IT IS A KNOWLEDGEABLE PURCHASER OF REAL ESTATE AND THAT, EXCEPT TO THE EXTENT EXPRESSLY STATED IN THIS AGREEMENT OR THE SELLER CLOSING DOCUMENTS, PURCHASER IS PURCHASING THE PROPERTY SOLELY IN RELIANCE ON ITS OWN EXPERTISE AND INVESTIGATIONS AND THOSE OF PURCHASER’S AGENTS. PURCHASER HAS HAD THE OPPORTUNITY TO CONDUCT SUCH INVESTIGATIONS, EXAMINATIONS, INSPECTIONS AND ANALYSIS OF THE PROPERTY AS PURCHASER, IN ITS SOLE AND ABSOLUTE DISCRETION, HAS DETERMINED APPROPRIATE, AND PURCHASER WILL RELY ON THE SAME.

PURCHASER HEREBY (I) ASSUMES THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL, FINANCIAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, EXAMINATIONS, INSPECTIONS AND ANALYSIS; (II) ACKNOWLEDGES THAT, OTHER THAN AS EXPRESSLY STATED IN THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION THE EXCLUDED LIABILITIES, OR THE SELLER CLOSING DOCUMENTS, SELLER IS CONVEYING TO PURCHASER, AND PURCHASER IS ACCEPTING, THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”; (III) ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS COLLATERAL TO OR AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY IN FAVOR OF PURCHASER; AND (IV) ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT OR THE SELLER CLOSING DOCUMENTS, SELLER HAS NOT MADE AN INDEPENDENT INVESTIGATION OR VERIFICATION OF THE ACCURACY OR COMPLETENESS OF ANY DOCUMENTS, STUDIES, SURVEYS, INFORMATION OR MATERIALS WHICH WERE PREPARED BY PARTIES OTHER THAN SELLER AND WHICH WERE MADE AVAILABLE TO PURCHASER.
“HAZARDOUS MATERIALS” MEANS (I) ANY SUBSTANCE WHICH IS OR CONTAINS ANY “HAZARDOUS SUBSTANCE”, “HAZARDOUS WASTE” OR "TOXIC SUBSTANCE" AS DEFINED UNDER ANY ENVIRONMENTAL LAW; (II) ANY GASOLINE, DIESEL FUEL OR OTHER PETROLEUM BASED SUBSTANCE; (III) ASBESTOS OR ASBESTOS CONTAINING MATERIAL, WHETHER FRIABLE OR NON-FRIABLE; (III) POLYCHLORINATED BIPHENYLS; (IV) RADON GAS; (V) ANY SUBSTANCE, THE PRESENCE OF WHICH ON A REAL PROPERTY REQUIRES REPORTING, INVESTIGATION OR REMEDIATION UNDER ANY ENVIRONMENTAL LAW OR CAUSES OR THREATENS TO CAUSE A NUISANCE OR POSES OR THREATENS TO POSE A HAZARD TO HEALTH OR SAFETY OF PERSONS OR TO NATURAL RESOURCES.
“ENVIRONMENTAL LAWS” MEANS ALL LAWS, ORDINANCES, STATUTES, CODES, RULES, REGULATIONS, AGREEMENTS, JUDGMENTS, ORDERS AND DECREES NOW OR HEREAFTER ENACTED, PROMULGATED, OR AMENDED, BY ANY GOVERNMENTAL AUTHORITY THAT RELATE TO POLLUTION, THE PROTECTION OR REGULATION OF HUMAN HEALTH, NATURAL RESOURCES OR THE ENVIRONMENT, OR THE EMISSION, DISCHARGE, RELEASE OR THREATENED RELEASE OF HAZARDOUS MATERIALS INTO THE ENVIRONMENT.
THE PROVISIONS OF THIS SECTION 6.8 SHALL SURVIVE (I) THE CLOSING (AND SHALL NOT BE DEEMED MERGED INTO ANY INSTRUMENT OF CONVEYANCE

DELIVERED AT THE CLOSING); OR (II) ANY EARLIER TERMINATION OF THIS AGREEMENT.
ALTHOUGH STRATEGIC IS NOT TAKING TITLE TO ANY OF THE PROPERTY, STRATEGIC JOINS IN ACKNOWLEDGING THE TERMS OF THIS SECTION 6.8.
6.9    Release. Except to the extent expressly provided in this Agreement or any of the Closing Documents, SHR Parties for themselves and their successors and assigns, waive their rights to recover from, and forever release and discharge, and covenant not to sue, Seller, Holdings, Seller's Affiliates, Seller's asset manager and property managers (provided, however, that nothing herein shall be deemed to be a waiver, release or discharge of Manager’s obligations under the Hotel Management Agreement or any rights of Seller or Purchaser thereunder or Purchaser's right to bring a claim of fraud), and the partners, trustees, shareholders, controlling persons, directors, officers, attorneys, employees and agents of Seller and/or Holdings, with respect to any and all suits, actions, proceedings, investigations, demands, claims, liabilities, fines, penalties, liens, judgments, losses, injuries, damages, expenses or costs, including reasonable attorneys’ and experts’ fees and costs of investigation and remediation costs (collectively, “Claims”), whether direct or indirect, known or unknown, foreseen or unforeseen, that may exist or hereafter arise on account of or in any way be connected with the Property or any of the matters described in Section 6.8 above existing or occurring prior to the Closing; provided, however, that the SHR Parties do not waive their rights, if any, to recover from, and do not release or discharge or covenant not to sue Seller and/or Holdings, as applicable, for, (i) with respect to Seller, any act of Seller in violation of Seller's obligations, representations or warranties stated in this Agreement (subject to the provisions of Section 6.3 above); (ii) with respect to Holdings, any act of Holdings in violation of Holdings' obligations, representations or warranties stated in this Agreement; (iii) Excluded Liabilities; or (iv) any fraud or fraudulent concealment.
In connection with the general release set forth in this Section 6.9, the SHR Parties hereby specifically waive the provisions of California Civil Code Section 1542, which provides as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

________________________ Purchaser's Initials	________________________ Strategic’s Initials

The provisions of this Section 6.9 shall survive (i) the Closing (and shall not be deemed merged into any instrument of conveyance delivered at the Closing); or (ii) any earlier termination of this Agreement.
6.10    Excluded Liabilities; Seller Indemnification. In no event shall Purchaser or Strategic assume or have any responsibility with respect to Excluded Liabilities, and Seller shall defend, indemnify and hold harmless the SHR Parties, their respective Affiliates and all of their respective members, managers, partners, directors, officers, employees and agents (individually a "Purchaser Related Party", and collectively, the "Purchaser Related Parties"), from and against any and all claims, suits, charges, complaints, demands, proceedings, losses, expenses, damages, obligations and liabilities (including costs of collection, attorney fees and other defense costs or disbursements) arising out of or otherwise in respect of any Excluded Liabilities, except to the extent directly attributable to any act or omission of any Purchaser Related Party, but expressly excluding Manager. As used herein, “Excluded Liabilities” means any of the following, whether fixed or contingent, recorded or unrecorded, known or unknown: (i) litigation, actions, suits, arbitrations, formal government investigations or proceedings (including, but not limited to, those relating to bankruptcy) pending, threatened or hereafter commenced, against Seller or the Property or relating to Seller or the Property, in each case whether or not covered by insurance, relating to any period prior to the Closing Date; (ii) to the extent created or arising prior to the Closing, liens, claims, security interests or encumbrances against the Personal Property other than those which will be released at the Closing or which are Permitted Encumbrances; (iii) tax, liabilities and obligations, including all federal, state, local or special purpose district tax and withholding, liabilities and obligations of Seller or any of its Affiliates with respect to periods prior to the Closing, and any interest, additions to tax, loss of elections, fines or penalties thereon or with respect to returns filed or required to be filed in connection therewith, including any recapture and including any amounts due or which may come due and owing under California law; (iv) the matters identified in the 30782 South Coast Highway Agreement; and (v) any worker's compensation claims and wage and hour claims, investigations or violations relating to the Hotel or its employees for any period prior to Closing. Notwithstanding the provisions of the immediately preceding sentence:
(a) if a claim based on an employment practice, workplace condition or other employer liability of Manager that occurs or arises (or is alleged to have occurred or arisen) in part prior to the Closing Date and in part on or after the Closing Date (each, a "Straddle Employment Claim") (other than a Wage and Hour Claim, which shall be governed by the immediately following sentence) is made after the Closing Date, such Straddle Employment Claim shall not be an Excluded Liability and the investigation and defense costs thereof and any liability for such Straddle Employment Claim, if any, shall be solely Purchaser's responsibility; and
(b) if a wage and hour claim based on the Federal Fair Labor Standards Act, the California Labor Code and/or any implementing regulations or local ordinances, expressly including claims related to rest and meal periods and wage orders of the California Industrial Welfare Commission (a "Wage and Hour Claim"), is made after the Closing Date based on an employment practice of Manager that occurs or arises (or is alleged to have occurred or arisen) in part prior to the Closing Date and in part on or after the Closing Date, such Wage and Hour Claim shall not be an Excluded Liability and the investigation and defense costs thereof and any liability for such Wage and Hour Claim, if any, shall be equitably shared by Seller and Purchaser based upon when the alleged action giving rise to the claim took place, the amount of time such violation occurred both before and after the Closing Date, and such other factors as would be reasonable to consider for allocating liability between Seller and Purchaser.
The provisions of this Section 6.10 shall survive the Closing and shall not be deemed merged into any instrument of conveyance delivered at the Closing.
6.11    Purchaser Indemnification. Purchaser shall defend, indemnify and hold harmless the Ohana Parties and their respective Affiliates, members, managers, partners, directors, officers, employees and agents (individually a "Seller Related Party", and collectively, the "Seller Related Parties"), from and against any and all claims, suits, charges, complaints, demands, proceedings, losses, expenses, damages, obligations and liabilities (including costs of collection, attorney fees and other defense costs or disbursements) arising out of or otherwise in respect of events or occurrences relating to the Property (or any portion thereof) and/or the operation thereof and occurring after the Closing, except to the extent attributable to any act or omission of any Seller Related Party (other than Manager, unless Manager was acting under the express direction of Seller with regard to the claim in question). The provisions of this Section 6.11 shall survive the Closing (and shall not be deemed merged into any instrument of conveyance delivered at the Closing).
6.12    Indemnification Procedure. If any of the Seller Related Parties or the Purchaser Related Parties (as the case may be) (each, an “Indemnitee”) is entitled to defense or indemnification under any provision in this Agreement, the Party required to provide defense or indemnification (the “Indemnitor”) to such Indemnitee shall not be obligated to defend, indemnify or hold harmless such Indemnitee unless and until such Indemnitee provides written notice to such Indemnitor reasonably promptly after such Indemnitee has actual knowledge of any facts or circumstances which provide the basis for such Indemnitee's claim for defense and indemnification (each, an "Indemnification Claim") and describing in reasonable detail the facts and circumstances providing the basis for such Indemnification Claim.
If an Indemnitor has an obligation under this Agreement to defend, indemnify and hold harmless the Indemnitee, such Indemnitor shall assume such defense and provide such indemnification, at the Indemnitor’s sole cost and expense, and shall use good faith efforts consistent with reasonably prudent business judgment to provide such defense, provided that (i) the counsel for the Indemnitor who is conducting such defense shall be reasonably satisfactory to the Indemnitee (unless selected by Indemnitor’s insurance company); (ii) the Indemnitee, at its sole cost and expense, may participate in, but shall not control or interfere with, such defense; and (iii) the Indemnitor shall not enter into any writing stating any admission of liability or culpability or any settlement or other agreement which requires any performance by the Indemnitee, other than the payment of money which shall be paid by the Indemnitor, unless the Indemnitee is fully released in writing from all liabilities, duties and obligations relating thereto. An Indemnitor shall not be obligated hereunder to indemnify the Indemnitee with respect to any settlement agreement relating to any action, suit, proceeding, investigation or like matter which is asserted, initiated or threatened by a person or entity other than the parties hereto and/or their Affiliates and/or their respective successors and assigns, which agreement such Indemnitee enters into without the Indemnitor’s prior written consent, which consent may be withheld in the Indemnitor’s sole discretion. The provisions of this Section 6.12 shall survive the Closing (and shall not be deemed merged into any instrument of conveyance delivered at the Closing).

7.    Intentionally Omitted.
8.    Closing.
8.1    Closing Date. The closing shall take place through customary closing arrangements reasonably acceptable to Seller and Purchaser (the “Closing”), on the business day next following the Execution Date (the “Closing Date”), subject to extension pursuant to Section 13 below.
8.2    Seller's Deliveries. Concurrently with the execution and delivery of this Agreement, Seller shall deliver or cause to be delivered to the Escrow Agent, at Seller's sole expense, each of the following items with respect to the Property:
(a)    One (1) grant deed for the Real Property substantially in the form attached hereto as Exhibit 8.2(a), duly executed and acknowledged by Seller (the “Grant Deed”).
(b)    Two (2) original counterparts of a bill of sale, assignment of property contracts and general assignment for and relating to the Personal Property, the Property Contracts, the Intangible Property and other assets of Seller, substantially in the form attached hereto as Exhibit 8.2(b) (the "Bill of Sale"), duly executed by Seller.
(c)    Two (2) duly original counterparts of an Assignment and Assumption of Leases substantially in the form attached hereto as Exhibit 8.2(c) (the "Assignment of Leases"), duly executed by Seller.
(d)    Originals, or if originals are unavailable, copies of all the Leases, together with an accounting of all the Tenant Deposits with respect to such Leases. Delivery of the Leases and such accounting may be made by leaving them at the Property.

(e)    Two (2) original counterparts of an Assignment and Assumption of Reservations and Reservation Deposits substantially in the form attached hereto as Exhibit 8.2(e) (the "Assignment of Reservations and Reservation Deposits"), duly executed by Seller.
(f)    Two (2) original counterparts of an Assignment and Assumption of Hotel Management Agreement substantially in the form attached hereto as Exhibit 8.2(f) (the "Hotel Management Agreement Assignment"), duly executed by Seller.
(g)    An estoppel certificate substantially in the form attached hereto as Exhibit 8.2(g), executed by Manager, confirming that the conditions to an assignment of the Hotel Management Agreement have been satisfied and stating, as of the Closing Date, that the Hotel Management Agreement is in full force and effect and that there are no defaults thereunder that have not been cured.
(h)    Two (2) original counterparts of an assignment and assumption of the declarant's rights under that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded in the Orange County Official Records on December 12, 2002 as Instrument No. 2002001132724 (the "Master Declaration") substantially in the form attached hereto as Exhibit 8.2(h) (the "Assignment of Declarant's Rights"), duly executed by Seller.
(i)    Two (2) copies of a non-foreign person certificate in the form attached hereto as Exhibit 8.2(i), duly executed and sworn to by Seller as required by Section 1445 of the Internal Revenue Code, and two (2) originals of a State of California Form 593-C certificate, duly executed by Seller, sufficient to exempt Seller from any California state withholding requirement with respect to the sale of the Property contemplated by this Agreement.
(j)    A 1099-S form for each of Seller and Holdings, as required by the Internal Revenue Service, duly executed by Seller and Holdings, as applicable.
(k)    Two (2) original counterparts of the Preliminary Closing Statement for the Property, duly executed by Seller.
(l)    Two (2) original counterparts of a registration rights agreement substantially in the form attached hereto as Exhibit 8.2(l) (the "Registration Rights Agreement"), duly executed by Holdings.

(m)    Two (2) original counterparts of that certain 30782 South Coast Highway Agreement by and among Seller, Purchaser and OREH (the “30782 South Coast Highway Agreement”), duly executed by Seller and OREH.
(n)    Such evidence, certificates or documents as may be reasonably required by the SHR Parties (copies of which documents will be delivered to the SHR Parties), Title Company and/or the Escrow Agent relating to the status and capacity of Seller and the authority of the person or persons who are executing the various documents on behalf of Seller in connection with the sale of the Property, and as required by the Title Company to issue the Title Policy (including owner’s affidavits, non-imputation affidavits and gap undertakings) in the forms required by the Title Company, or as may otherwise be reasonably requested by the Title Company.
(o)    An original counterpart of each of the Existing Financing Loan Assumption Documents to be signed by any of the Ohana Parties and recorded in the Official Records, if any, duly signed and acknowledged by Seller, and two original counterparts of any of the other Existing Financing Loan Assumption Documents to be signed by any of the Ohana Parties and the lender.
(p)    One original of the Guaranty, duly executed by OREH.
(q)    One original of a certificate of the manager of Seller in the form of Exhibit 8.2(q) attached hereto.
(r)    Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement or which are otherwise required or contemplated by this Agreement; provided, however, that no such document shall require either of the Ohana Parties to make any representation or warranty in favor or for the benefit of either or both of the SHR Parties.
8.3    Purchaser’s Deliveries. Except for item (a) below, which will be delivered directly to Seller outside of escrow at Closing, concurrently with the execution and delivery of this Agreement, Purchaser shall cause to be delivered to the Escrow Agent, at Purchaser's sole expense (except as otherwise provided in this Agreement as to the costs associated with the assumption of the Existing Financing), each of the following items:
(a)    Evidence reasonably acceptable to Seller evidencing the registration of the Shares in the name of Holdings by book entry in an account or accounts designated by Holdings described in and as required by Section 2.1(b) above.

(b)    The cash portion of the Purchase Price, as required by Section 2.1(a) above.
(c)    Two (2) original counterparts of the Bill of Sale, duly executed by Purchaser.
(d)    Two (2) original counterparts of the Assignment of Leases, duly executed by Purchaser.
(e)    Two (2) original counterparts of the Assignment of Reservations and Reservation Deposits, duly executed by Purchaser.
(f)    Two (2) original counterparts of the Hotel Management Agreement Assignment, duly executed by Purchaser.
(g)    Two (2) original counterparts of the Assignment of Declarant's Rights.
(h)    A valid, complete resale exemption certificate, California Board of Equalization Form BOE-230, with respect to tangible personal property to be held as inventory, duly executed by DTRS with respect to any Inventory transferred to DTRS and held for retail sale at the Property. Such certificate shall be in form sufficient to exempt the transfer of such Inventory from State of California and local sales tax pursuant to the “resale exemption” under California Revenue and Taxation Code Sections 6091 and 6092 and California Code of Regulations 18 CCR Reg. 1668.
(i)    Two (2) original counterparts of the Preliminary Closing Statement, duly executed by Purchaser.
(j)    Two (2) original counterparts of the 30782 South Coast Highway Agreement, duly executed by Purchaser.
(k)    An original counterpart of each of the Existing Financing Loan Assumption Documents to be signed by Purchaser and recorded in the Official Records, if any, duly signed and acknowledged by Purchaser.
(l)    Such evidence, certificates or documents as may be reasonably required by the Ohana Parties (copies of which documents shall be delivered to Seller), the Title Company and/or the Escrow Agent relating to the status and capacity of Purchaser and the authority of the person or persons who are executing the various documents on behalf of Purchaser in connection with the purchase of the Property.

(m)    Two (2) original counterparts of the Registration Rights Agreement, duly executed by Strategic.
(n)    Such other documents as may be reasonably necessary or appropriate to effect the consummation of the transaction which is the subject of this Agreement or which are otherwise required or contemplated by this Agreement; provided, however, that no such document shall require either of the SHR Parties to make any representation or warranty in favor or for the benefit of either or both of the Ohana Parties.
8.4    Implementation of Closing. On the Closing Date, upon Escrow Agent’s verification that it has received all of the funds and documents required to implement the Closing, including the funds and documents to be delivered to the Escrow Agent pursuant to Section 8.2 and Section 8.3 above, Escrow Agent shall take the following actions:
(a)    record the original Grant Deed in Office of the County Recorder of Orange County, California (the “Official Records”);
(b)    file with the appropriate Governmental Authorities any and all documents delivered by Seller or Purchaser and required to be so filed;
(c)    subject to any required withholdings, wire the amount due Seller under the closing statement approved by Seller and Purchaser in accordance with wiring instructions to be provided by Seller;
(d)    obtain and deliver the original Title Policy to Purchaser.
(e)    release and deliver to Purchaser the original Bill of Sale, the original Guaranty, the original of the certificate described in Section 8.2(g) above, one original of the certificates described in Section 8.2(i) above, and a copy of each of Seller’s and Holdings’ 1099-S form;
(f)    assemble and release and deliver to Purchaser one fully executed original counterpart of each of the Assignment of Leases, the Assignment of Reservations and Reservation Deposits, the Hotel Management Agreement Assignment, the Assignment of Declarant's Rights, the Preliminary Closing Statement, the Registration Rights Agreement and the Existing Financing Loan Assumption Documents;
(g)    assemble and release and deliver to Seller one fully executed original counterpart of each of the Assignment of Leases, the Assignment of Reservations and Reservation Deposits, the Hotel Management Agreement Assignment, the Assignment of Declarant's Rights, the Preliminary Closing Statement and the Registration Rights

Agreement, and those Existing Financing Loan Assumption Documents executed by Seller; and
(h)    take such other actions, consistent with the provisions of this Agreement, as are reasonably required to implement the Closing.
8.5    Costs and Prorations.
(a)    Closing Costs. Purchaser and Seller shall each pay its own legal fees related to the negotiation and preparation of this Agreement and all documents required to consummate the transaction contemplated hereby. Purchaser shall pay (i) all costs associated with its due diligence, including the cost of appraisal, architectural, engineering, property condition, credit and environmental reports; (ii) all recording fees for the grant deed and the other closing documents to be recorded; (iii) the costs of all surveys commissioned by Purchaser; (iv) the title insurance premium for extended coverage under the Title Policy and the other costs related to co-insurance, reinsurance and endorsements to be paid by Purchaser pursuant to Section 4.3 above; and (v) all amounts to be paid by Purchaser under Section 3 above. Seller shall pay (i) all sales and use taxes applicable to the sale of the Personal Property; (ii) all city, county and state transfer taxes relating to the conveyance of the Property; (iii) the costs of title search and examination with respect to the Property commissioned by Purchaser; (iv) the title insurance premium for standard coverage under the Title Policy; and (v) all amounts to be paid by Seller under Section 3 above. All other purchase and sale closing costs shall be paid by Seller or Purchaser in accordance with the custom in Laguna Beach, California.
(b)    Prorations. The following shall be prorated between Seller and Purchaser as of 11:59 p.m. on the day preceding the Closing Date (the “Cut-Off Time”):
(i)    All real estate taxes, water or sewer charges and general or special assessments payable with respect to the Real Property, and any other governmental taxes, assessments or charges levied or assessed against the Real Property. If the Closing occurs before the actual amounts payable are known, then the proration shall be based on the most recently ascertainable tax rates and assessed value of the Property. Seller shall be responsible for all such taxes and charges (including any that are under appeal as of the Closing Date) that are allocable to any period prior to the Cut-off Time, and Purchaser shall be responsible for all such taxes and charges allocable to any period from and after the Cut-off Time. If any such taxes or charges are paid in installments, then Seller shall pay on or before the Closing Date any installments with respect to such taxes or charges that are payable prior to the Cut-off Time. If the actual taxes or charges for the current year differ from the amount of such taxes and/or charges so prorated at the Closing, the parties hereto will, within thirty (30) days after the request from Purchaser or Seller, as applicable, for an adjusted proration, make all appropriate adjustments and payments necessary to cause the final proration of such taxes and charges to be based on the such actual taxes and charges.
(ii)    All fixed and additional rentals and other fees and charges payable under the Leases ("Rent"), including any percentage rent, additional rent, escalation charges, amenities use charges or fees and tenant payments or reimbursements for real property taxes, operating expenses, electricity, other utilities and other charges, in each case as and when the payment from the tenant is actually received. Purchaser shall at Closing receive a credit at against the Purchase Price in an amount equal to (i) all prepaid Rents received by Seller for periods after the Cut-off Time (which prepaid Rent shall be retained by Seller); and (ii) all unapplied Tenant Deposits (other than letters of credit and guarantees, which will be transferred or reissued, as applicable, to Purchaser or its designee) that are held by Seller at the Cut-off Time (which unapplied Tenant Deposits shall be retained by Seller). Rents which are delinquent as of the Cut-off Time shall not be prorated, and Purchaser agrees to use commercially reasonable efforts to collect such rents after the Closing Date. To the extent Purchaser receives payment of delinquent Rent on or after the Closing Date from a given tenant, such payment shall be applied (i) first, to any collection costs incurred by Purchaser with respect to such Rent until Purchaser has received full reimbursement for such costs; (ii) second, to any Rent due and owing from such tenant for the period after the Cut-off Time; and (iii) third, to Seller for any Rent due and owing from such tenant for the period prior to the Cut-off Time, until such Rent is fully paid; Purchaser shall remit to Seller any such Rent to be paid to Seller pursuant to this Section 8.5(b)(ii) within five (5) Business Days after Purchaser's receipt of such Rent.
(iii)    (1) Seller shall receive a credit at Closing for any amounts paid by Seller under the Property Contracts for any period after the Cut-off Time; (2) Purchaser shall receive a credit at Closing for any unpaid amounts under the Property Contracts relating to any period prior to the Cut-off Time; and (3) any amounts prepaid by the counterparty to any Property Contract shall be prorated between Seller and Purchaser as of the Cut-off Time.
(iv)    (1) Seller shall perform, or cause to be performed, an accounting of (a) cash on hand at the Property (i.e., in-house banks and petty cash, including till money, and, to the extent the same is the property of Seller, cash in vending machines (“Cash-On-Hand”); and (b) any reserve accounts as of the Cut-

off Time (including the reserves for Hotel FF&E, but excluding Rental Management Reserves and Funds to the extent held by Manager) (“Account Cash”), in each case in the presence of a representative of Purchaser; (2) Purchaser shall retain such amounts; and (3) Seller shall receive at Closing a credit in the aggregate of such amounts.
(v)    Seller shall receive at Closing a credit in the amount of all tour and travel agent commissions paid by Seller prior to the Cut-off Time and relating to any period after the Cut-off Time; (2) Purchaser shall receive at Closing a credit for Reservation Deposits, if any, to the extent the corresponding Reservations relate to any period after the Cut-off Time and Seller retains such Reservation Deposits; and (3) Purchaser shall be entitled to Reservation Deposits, if any, to the extent the corresponding Reservations relate to any period after the Cut-off Time and such Reservation Deposits are being held by Manager to be applied by Manager to any period after the Cut-off Time.
(vi)    Purchaser shall receive at Closing a credit for one hundred percent (100%) of the accrued compensation and benefits for employees at the Property that are listed on Schedule 8.5(b)(vi) attached hereto (including vacation benefits and "PTO") attributable to any period prior to the Cut-off Time, except to the extent such accrued compensation and benefits have been previously collected by Manager or its Affiliates from Seller or accrued against amounts to be paid by Manager to Seller. Such credit shall not include any applicable taxes associated with such PTO.
(vii)    To the extent that electricity, telephone, television, gas, water, sewer and other utilities for the Property are metered, Seller shall use reasonable efforts to have the related meters read at or immediately prior to the Cut-Off Time. Seller shall be responsible for all electricity, telephone, television, gas, water, sewer and other utilities charges for the Property that accrue prior to the Cut-Off Time based on such final meter readings, and Purchaser shall be responsible for all such charges thereafter. To the extent any such meters are not so read, the related charges shall be prorated between Seller and Purchaser effective as of the Cut-Off Time, utilizing an estimate of such charges reasonably approved by both Seller and Purchaser based on prior utility charges. Any related deposits or credits for that account shall be credited to Seller at Closing so long as such utility account and related deposit have been identified on Schedule 8.5(vii) and transferred to Purchaser. Upon an actual reading of a given meter after Closing, any proration made pursuant to this Section 8.5(b)(vii) relating to that meter shall be adjusted to reflect the actual charges for the billing period in which the Cut-off Time occurred, and Seller and Purchaser shall make all appropriate adjustments and payments necessary to cause the final proration of the related charges to be based on such actual charges.
(viii)    Seller shall receive a credit at the Closing for all guest ledger receivables as of the Cut-Off Time, i.e., those receivables from transient guests then in occupancy for their then period of occupancy through the Cut-off Time, net of credit card commissions (“Guest Ledger Receivables”); provided, however, that Seller and Purchaser shall each receive fifty percent (50%) of the amount of transient guest receivables for the full night that includes the Cut-Off Time. Seller shall also receive such income and shall be charged the expenses attributable to any other revenue sources at the Hotel, including telephone, parking, restaurant and bar revenue, until the Cut-Off Time, and Purchaser shall receive a debit or credit, as applicable, for the income and expenses attributable to such other revenue sources after the Cut-Off Time.
(ix)    Miscellaneous Accounts Receivable shall be identified as of the Cut-Off Time. Purchaser agrees to use commercially reasonable efforts after the Closing to collect all Miscellaneous Accounts Receivable to be paid to Seller for the period prior to the Cut-off Time, and not actually received by Seller before the Closing. To the extent Purchaser receives Miscellaneous Accounts Receivable on or after the Closing that are to be paid to Seller for the period prior to the Cut-off Time, Purchaser shall remit the same (less any costs of collection and credit card charges, travel company charges and similar commissions incurred by Purchaser) to Seller within five (5) Business Days after Purchaser's receipt thereof. “Miscellaneous Accounts Receivable” shall mean all accounts receivable other than the Guest Ledger Receivables, Rents and the charges described above in this Section 8.5.
(x)    Seller and Purchaser each hereby waives compliance by Seller with the provisions of the applicable California law relating to bulk transfers (the "Bulk Sales Laws") in connection with the sale of the Personal Property to Purchaser pursuant to this Agreement; provided however, that Seller shall indemnify and hold harmless the Purchaser Related Parties from and against any and all claims, suits, charges, complaints, demands, proceedings, losses, expenses, damages, obligations and liabilities (including costs of collection, attorney fees and other defense costs or disbursements) arising out of or otherwise in respect of any failure of Seller to comply with the Bulk Sales Laws with respect to such sale. The provisions of this Section 8.5(b)(x) shall survive the Closing, and shall not be deemed merged into any instrument of conveyance delivered at the Closing.

(xi)    Seller shall receive a credit at the Closing for all merchandise (other than alcoholic beverages) intended for retail sale or resale, in an amount equal to Seller's book value of such items.
(xii)    Purchaser shall receive a credit in the amount of One Hundred Fifty Thousand Dollars ($150,000) at the Closing for any and all gift certificates, coupons, vouchers or other writings entitling the holder or bearer thereof to a credit at the Hotel and which are, as of the Cut-Off Time, shown as unredeemed in account numbers 2211, 2212 and 2214 for the Hotel as administered by Manager. There shall be no proration or credit with respect to any other outstanding gift certificates, coupons, vouchers or other writings entitling the holder or bearer thereof to a credit at the Hotel.
(xiii)    The parties hereto acknowledge that certain taxes and assessments accrue and are payable to various Governmental Authorities by any business entity operating a hotel and its related facilities. Included in those taxes and assessments may be business and occupation taxes, retail sales taxes, parking taxes, gross receipts taxes, and other special lodging or hotel taxes and assessments. For purposes of this Agreement, all of such taxes and assessments (expressly excluding the taxes described in Section 8.5(b)(i) above or corporate franchise taxes, and federal, state and local income taxes) shall be prorated between Seller and Purchaser such that those taxes and assessments attributable to the period prior to the Cut-Off Time shall be paid by Seller, and those taxes and assessments attributable to the period after the Cut-Off Time shall be paid by Purchaser (with the proration of such taxes and assessments hereunder to be done in a manner consistent with the proration under this Agreement of the applicable revenues on which such taxes and assessments are based). Seller agrees to promptly file, to the extent required by applicable law, all necessary tax returns and forms with respect to such taxes and assessments as are allocated to Seller. Seller shall indemnify and hold Purchaser harmless from and against any claims, demands, actions, suits and proceedings arising from the failure of Seller to timely pay and discharge any of such taxes and assessments with respect to the period prior to the Cut-Off Time. Promptly following the Execution Date, Purchaser may, at its sole expense, obtain tax clearance certificates from the appropriate Governmental Authorities with respect to sales, payroll, tenant occupancy and parking taxes, if any, relating to operation of the Property; provided, however, that in no event shall the obtaining of such tax clearance certificates be a condition to the Closing. Seller shall reasonably cooperate, at no out-of-pocket expense to Seller, with Purchaser to obtain any such tax certificate. The provisions of this Section 8.5(b)(xiii) shall survive the Closing for a period of two (2) years, and shall not be deemed merged into any instrument of conveyance delivered at the Closing.
(xiv)    Without limiting the terms of the Hotel Management Agreement Assignment, and without intending to double count any amounts to be pro-rated under this Section 8.5(b), fees and other amounts (including accrued compensation and benefits for employees at the Property that are listed on Schedule 8.5(b)(vi)), payable to Manager pursuant to the Hotel Management Agreement, and amounts payable by Manager to the “Owner” under the Hotel Management Agreement, shall be prorated such that (i) all fees and other amounts payable to Manager which accrue with respect to periods occurring prior to the Cut-Off Time shall be the responsibility of Seller, (ii) all fees and other amounts payable to Manager which accrue with respect to periods occurring from and after the Cut-Off Time shall be the responsibility of Purchaser, (iii) all amounts payable by Manager to Owner pursuant to the Hotel Management Agreement which accrue respect to periods occurring prior to the Cut-Off Time shall be paid to Seller and (iv) all amounts payable by Manager to Owner pursuant to the Hotel Management Agreement which accrue respect to periods occurring from and after the Cut-Off Time shall be paid to Purchaser.
(xv)    Any amount payable by the "Resort Center Parcel Owner" under the Master Declaration, and any amount payable by the "Developer" under the Development Agreement, in each case for any period prior to the Closing Date, shall be prorated between Seller and Purchaser as of the Closing Date.
(xvi)    Purchaser acknowledges that Seller has made the deposits, paid the design fees and paid for certain Hotel FF&E in the aggregate amount of Two Hundred Thousand Six Hundred Thirty Seven Dollars ($204,637), as described in that certain Schedule of Capital Improvement Deposits and Payments dated as of December 30, 2014 and provided by Seller to Purchaser, with respect to certain capital improvements to and at the Hotel, which deposits and payments shall be transferred to Purchaser at the Closing.  Purchaser shall at the Closing reimburse Seller for such deposits and payments, and Seller shall therefore receive a credit at the Closing for the aggregate amount of such deposits and payments.
(xvii)    Purchaser shall receive a credit at the Closing against the cash portion of the Purchase Price in the amount of Thirty Thousand Dollars ($30,000), in connection with the acquisition of the liquor license for the Property pursuant to the Liquor Agreement.

(c)    Representatives of Seller and Purchaser shall make such inventories, examinations and audits of the books and records relating to the Hotel, as may be necessary to make the adjustments and prorations required under this Agreement. Prior to the Closing, representatives of Purchaser and Seller shall jointly prepare a statement (the “Preliminary Closing Statement”) based upon such preliminary inventories, examinations and audits. The Preliminary Closing Statement shall show the net amount due to Seller or Purchaser as the result of all such adjustments and prorations, and that net amount will be added to, or deducted from, the Purchase Price. Within ninety (90) days following the Closing Date, representatives of Purchaser and Seller shall prepare a revised statement (the “Final Closing Statement”, and together with the Preliminary Closing Statement, collectively, the “Closing Statements”) setting forth the final determination of all items to be included in the Closing Statements, and any payment required to implement the Final Closing Statement shall be made within thirty (30) days after completion of such Final Closing Statement. Any item which cannot be finally prorated on the Final Closing Statement because of the unavailability of information shall be tentatively prorated on Final Closing Statement on the basis of the best data then available, and shall be re-prorated when the information is available.
(d)    The provisions of this Section 8.5 shall survive the Closing for a period of six (6) months (provided that Sections 8.5(b)(ix) and 8.5(b)(xiii) shall not be subject to such six (6) month limitation), and shall not be deemed merged into any instrument of conveyance delivered at the Closing.
(e)    Purchaser and Seller each acknowledges and agrees that, except as otherwise expressly provided herein, the purpose and intent of the provisions set forth in this Section 8.5 and elsewhere in this Agreement as to prorations is that Seller shall bear all expenses of the ownership and operation of the Property (for which buyers and sellers of hotels in California would customarily prorate or apportion), and shall receive all income therefrom, accruing through the Cut-Off Time, and Purchaser shall bear all such expenses and receive all income accruing thereafter. Any revenues, expenses, liabilities, and obligations (including liabilities and obligations with respect to employment) affecting the Property that are not otherwise specifically addressed in Section 8.5(b) above shall be pro-rated consistently with the immediately preceding sentence. Each of Purchaser and Seller further acknowledges and agrees that the prorations required by this Section 8.5 shall be prepared, to the extent applicable, in accordance with the current edition of the Uniform System of Accounts for Hotels of the Hotel Association of New York City, Inc., as adopted by the American Hotel Association of the United States and Canada.
8.6    Insurance Premiums. The parties hereto acknowledge that certain insurance premiums and other amounts were prepaid by or on behalf of Seller with respect to the Insurance

Policies (with such prepaid premiums and other amounts being collectively, the "Prepaid Insurance Premiums"). The Prepaid Insurance Premiums shall at the Closing be prorated between Seller and Purchaser, such that Seller shall be credited for all Prepaid Insurance Premiums attributable to the period of insurance coverage that is prior to the Cut-Off Time.
8.7    Notice to Tenants. Seller covenants and agrees to execute, at the Closing, a written notice of the acquisition of the Property by Purchaser, in sufficient copies for transmittal to all tenants affected by the sale and purchase of the Property and properly addressed to all such tenants. Such notice shall be prepared by Seller in the form attached hereto as Exhibit 8.7, shall notify the tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices, and other matters reasonably required by Purchaser or required by law. Unless a different procedure is required by applicable law, in which event such law shall control, Purchaser agrees to deliver such letters to such tenants (by certified mail, return receipt requested), with copies thereof to Seller, promptly after the Closing.
8.8    Records. For a period of five (5) years following the Closing Date, Purchaser shall retain and shall seek to cause Manager to retain, and shall allow Seller and its representatives access to review, all documents relating to the Property for the period of Seller's ownership thereof, as such access is reasonably requested in writing by Seller, provided that any such review shall take place at the Property. The provisions of this Section 8.8 shall survive the Closing, and shall not be deemed merged into any instrument of conveyance delivered at the Closing.
8.9    Guest Baggage and Safe Deposit Boxes.
(a)    Property of Guests. All baggage and other property of guests or tenants being retained by Seller (or by Manager on Seller's behalf) as security for unpaid accounts receivable shall be removed from the Property prior to the Closing. All other baggage or other property of guests, tenants or others checked with or left in the care of Seller (or Manager) as of the Closing Date, shall be sealed and listed in an inventory prepared jointly by representatives of each of Seller and Purchaser on the Closing Date, which list shall be initialed and exchanged by such representatives. Possession and control of all baggage and other property listed on such inventory shall be delivered to Purchaser at the Closing, and Purchaser shall be responsible from and after the Closing for all items listed on such inventory, but only in the condition actually delivered by Seller. Seller shall remain liable for any acts or omissions with respect to such baggage or other property which occurred prior to the Closing Date, and Seller hereby agrees to indemnify and hold Purchaser harmless from and against any liability therefor.
(b)    Notice to Persons with Safe Deposit Boxes. On the Closing Date, Seller shall give written notices (the “Seller Verification Notices”) to guests, tenants and other persons who have safe deposit boxes at the Hotel or who have deposited items in the house safe at the Hotel (the “Depositors”), if any, advising them of the sale of the Property to Purchaser and requesting that the Depositor receiving such notification, within forty-eight (48) hours after such receipt, verify the contents of the related safe deposit box and/or the Depositor's property in the house safe, and either (i) reclaim and remove such contents or property, or (ii) if such Depositor desires to have the continued use of a safe deposit box and/or the house safe, execute a new agreement with Purchaser for such continued use. Copies of the Seller's Verification Notices shall be given to Purchaser. During said 48-hour period, each safe deposit box and/or the house safe shall be opened and the items therein recorded only in the presence of representatives of each of Seller and Purchaser. If a Depositor desires to continue to use a safe deposit box and/or the house safe, Purchaser shall make arrangements for such continued use. All safe deposit boxes used by Depositors not responding to the Seller Verification Notices shall be opened promptly after the expiration of the 48-hour period, but only in the presence of representatives of each of Seller and Purchaser. The contents of all such safe deposit boxes and the property in the hotel safe belonging to such non-responding Depositors shall be listed in an inventory made at the time such safe deposit boxes or hotel safe, as applicable, are or is opened, and such list shall be signed by the representatives of Seller and Purchaser, the keys and/or combinations to such safety deposit boxes shall be delivered to Purchaser, and such safety deposit boxes shall then be relocked, sealed and left in the possession of Purchaser. Seller hereby agrees to indemnify and hold Purchaser harmless from and against any liability based on damage to the contents of safety deposit boxes and the house safe at the Hotel occurring prior to the Closing, which damaged is verified and recorded on the Closing Date.
9.    Real Estate Commissions. Seller shall be solely responsible for paying any broker commissions owed by Seller to Jones Lang LaSalle in connection with the consummation of the sale of the Property contemplated by this Agreement. Each of Seller and the SHR Parties represent to the other that, except as expressly set forth in this Section 9, no brokerage fee or real estate commission is or shall be due or owing to any party in connection with this transaction based on any action or contact by the representing Party, and Seller and the SHR Parties each hereby agrees to indemnify and hold the other harmless from any and all loss, liability, claim, cause of action, damage, cost or other expense of any nature whatsoever, including reasonable attorneys’ fees and expenses, resulting from a breach of its representation under this Section 9. The provisions of this Section 9 shall survive (i) the Closing (and shall not be deemed merged into any instrument of conveyance delivered at the Closing); or (ii) any earlier termination of this Agreement. The time and monetary limitations on Seller's liability and obligations contained in Section 6.3 of this Agreement shall not apply to this Section 9.

10.    Employment Matters.
10.1    WARN Act. Seller shall be liable and responsible for any and all damages incurred by the Purchaser Related Parties under the federal Worker Adjustment and Retraining Notification Act and all rules and regulations promulgated pursuant thereto and/or any similar state laws, rules or regulations (collectively, the "WARN Act") resulting from any employees at the Property suffering an “employment loss” (as defined in the WARN Act) on or prior to the Closing Date, unless such employment loss is beyond Seller's reasonable control and is consented to by Purchaser, which consent shall not be unreasonably withheld. Purchaser shall be solely liable and responsible for any and all damages which may be claimed or be payable by reason of, or arising out of, or resulting from the application of the WARN Act in connection with (i) the termination of employment of any employees by Seller prior to the Closing pursuant to Purchaser’s request; or (ii) the termination of employment of any employees from and after the Closing. This Section 10.1 shall survive the Closing, and shall not be deemed merged into any instrument of conveyance delivered at the Closing. The respective time and monetary limitations on the Parties' liabilities and obligations contained in Section 6 of this Agreement shall not apply to this Section 10.1.
11.    Miscellaneous.
11.1    Entire Agreement; Incorporation. This Agreement constitutes the entire agreement between and among the Parties with respect to the transaction contemplated herein, and this Agreement supersedes all prior discussions, understandings or agreements between or among the Parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.
11.2    Binding On Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.
11.3    Waiver. The waiver of the performance by a Party of any obligation of any other Party under this Agreement shall only be effective if evidenced by a written statement signed by the Party waiving such performance. Except to the extent expressly provided otherwise in this Agreement, no delay in exercising any right or remedy shall constitute a waiver thereof, and no written waiver by any Party of the breach of any covenant or condition of this Agreement by any other Party shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.
11.4    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

11.5    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. The submission of a signature page transmitted by electronic transmission shall be considered as an “original” signature page for all purposes under this Agreement so long as the original signature page is thereafter transmitted by personal delivery or by delivery service as provided in Section 11.6 below.
11.6    Notices. All notices, demands and other communications required or permitted hereunder shall be in writing and addressed to the relevant recipient in the manner provided below, and shall be deemed to have been duly and sufficiently given only if delivered either (i) personally by hand, (ii) by a courier service providing overnight delivery service, (iii) by registered or certified United States mail, return receipt requested, or (iv) by e-mail (with a copy by one of the other methods for delivery), addressed as follows:
If to Seller and/or Holdings:    Laguna Beach Luxury Hotel LLC
c/o Ohana Real Estate Investors LLC
1991 Broadway Street, Suite 140
Redwood City, California 94063
Attention: Christopher Smith
Email: csmith@ohanare.com
with a copy to:    Laguna Beach Luxury Hotel LLC
c/o Ohana Real Estate Investors LLC
1991 Broadway Street, Suite 140
Redwood City, California 94063
Attention: Cary Anderson
Email: canderson@ohanare.com

and with a copy to:    Dentons US, LLP
2398 East Camelback Road, Suite 850
Phoenix, Arizona 85016
Attention: Richard F. Ross, Esq.
Email: rick.ross@dentons.com
If to Purchaser at:    SHR MLB, LLC
c/o Strategic Hotels & Resorts, Inc.
200 W. Madison Street

Suite 1700
Chicago, IL 60606
Attention: Paula C. Maggio, Esq.
Email:  pmaggio@strategichotels.com

with a copy to:    Greenberg Traurig LLP
1840 Century Park East, Suite 1900
Los Angeles, CA 90067
Attention:  Gregg Bernhard, Esq.
Email:  bernhardg@gtlaw.com

If to Strategic at:    Strategic Hotels & Resorts, Inc.
200 W. Madison Street
Suite 1700
Chicago, IL 60606
Attention: Paula C. Maggio, Esq.
Email:  pmaggio@strategichotels.com

with a copy to:    Paul Hastings LLP
75 East 55th Street
New York, NY 10022
Attention: Yariv Katz, Esq.
Email: yarivkatz@paulhastings.com

If to Title Company at:    Commonwealth Land Title Company
1015 15th Street, N.W.
Suite 300
Washington, D.C. 20005
Attention: David Nelson
Email: David Nelson@cltic.com
Any notice given by U.S. mail or overnight courier shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by U.S. Post Office return receipt or the overnight carrier’s proof of delivery, as the case may be. Notices delivered by e-mail transmission shall be deemed given upon being sent provided such e-mail is sent on a Business Day on or before 5:00 p.m. (Pacific time); otherwise, an e-mail shall be deemed given the following Business Day. Each Party may designate a new or additional address by written notice to the others in accordance with this Section 11.6. The inability to deliver a notice because of a changed address of which proper notice was not given shall be deemed a refusal of such notice.

11.7    Attorneys’ Fees. In the event of an action by any Party against any other(s) with respect to the interpretation or enforcement of this Agreement, the prevailing Party shall be entitled to recover reasonable costs and expenses including reasonable attorneys’ fees and expenses, whether at the investigative, pretrial, trial or appellate level. The prevailing Party shall be determined by the court or arbitrator based upon an assessment of which Party’s major arguments or position prevailed. The provisions of this Section 11.7 shall survive (i) the Closing (and shall not be deemed merged into any instrument of conveyance delivered at the Closing); or (ii) any earlier termination of this Agreement.
11.8    IRS Real Estate Sales Reporting. The Parties and Escrow Agent hereby agree and acknowledge that the Escrow Agent shall act as “the real estate reporting person” with respect to the transaction contemplated by this Agreement pursuant to Internal Revenue Code, Section 6045(e); that the Escrow Agent shall serve as the withholding agent in accordance with California Revenue and Taxation Code Section 18662; that the Escrow Agent shall prepare, if not prepared by Seller or Purchaser, and file all informational returns, including IRS Form 1099‑S; that the Escrow Agent may take such actions as are appropriate to otherwise comply with the provisions of Internal Revenue Code Section 6045(e); and shall timely submit to the California Franchise Tax Board all documents and certificates required in respect of the transaction and withhold and timely remit all amounts due the California Franchise Tax Board in respect of the transaction, if any. The Escrow Agent shall also remit to the proper authority all state and local transfer taxes required in connection with the transaction contemplated by this Agreement. Purchaser and Seller shall reasonably cooperate in connection with such filings.
11.9    Business Day; Time Periods. As used herein, the term “Business Day” means any day other than Saturday, Sunday and any day which is a legal holiday in the State of California. In the event the time for performance of any obligation hereunder expires on a day that is not a Business Day, the time for performance shall be extended to the next Business Day.
11.10    Amendment or Modification of Agreement. No amendment or modification of this Agreement shall be deemed effective unless in writing and signed by each of the Parties. Without limiting the foregoing, the written consent of the Escrow Agent shall not be necessary to change any provision of this Agreement that does not affect the responsibilities of the Escrow Agent.
11.11    Further Instruments. Each Party, promptly upon the request of any other, shall execute and have acknowledged and delivered to the requesting Party and/or to the Escrow Agent, as may be appropriate, any and all further instruments, consistent with the provisions of this Agreement and not requesting any additional representations or warranties by any Party, reasonably requested or appropriate to evidence or give effect to the provisions of, and the transaction contemplated by, this Agreement.

11.12    Interpretation. The descriptive headings of the sections and paragraphs of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. The definitions stated herein shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules attached to, this Agreement unless the context requires otherwise. The words “include”, ‘includes” and “including”, as used in this Agreement or any Exhibit attached to this Agreement, shall be deemed to be followed by the phrase “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise expressly provided herein, any agreement, instrument or legal requirement defined or referred to herein, or in any agreement or instrument defined or referred to herein, means such agreement, instrument or legal requirement as is from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of legal requirements) by succession of comparable successor legal requirements.
11.13    Time of the Essence. Time is of the essence with respect to each of the provisions of this Agreement.
11.14    Construction of Agreement. This Agreement shall not be construed more strictly against any Party than against any other merely by virtue of the fact that this Agreement may have been prepared primarily by counsel for one of the Parties, it being recognized that each Party has contributed substantially and materially to the preparation of this Agreement.
11.15    Survival. Any obligation or liability of any Party hereunder shall survive the Closing only to the extent expressly stated herein. Unless expressly stated otherwise herein, and all terms and conditions contained herein shall not survive the Closing and shall be deemed merged into the conveyance documents delivered at the Closing.
11.16    Submission not an Offer or Option. The submission of any draft or version of this Agreement, or a summary of some or all of its provisions, for examination or negotiation by a Party does not constitute an offer by the submitting Party to enter into an agreement to sell or purchase the Property, and no Party shall be bound to the others with respect to any such purchase and sale until a definitive agreement satisfactory to each of the SHR Parties and each of the Ohana Parties, in its sole discretion, is executed and delivered by each of such Parties.
11.17    Approved Media Release. The Parties have approved the form of a media release which may be issued by Purchaser and/or Strategic with respect to the Closing, and Purchaser and Strategic agree that, if either or both of them issue a media release regarding the Closing, such media release shall be in the form previously approved by the Parties, or such modified form as may be hereafter be agreed to in writing by Seller and Purchaser, each acting in its reasonable discretion. Nothing in this Section 11.17 is intended to limit or restrict the right of Purchaser and/or Strategic to file such statements and/or other documentation regarding this Agreement and the transactions contemplated herein as may be required to comply with SEC and/or NYSE requirements.
11.18    Illegal Business Practices; Intermediaries. Each of Seller, Holdings, Strategic and Purchaser hereby represents and warrants to the others that the representing Party has not, directly or indirectly, (i) obtained or induced, and will not attempt to obtain or induce, the procurement of this Agreement or any contract, consent, approval, right, interest, privilege or other obligation or benefit related to this Agreement or the transaction contemplated hereby, or the representing Party's other dealings with any other Party or its Affiliates, through any violation of law or regulation; or (ii) given or agreed to give, and shall not give or agree to give, to any person, either directly or indirectly, any placement fee, introductory fee, arrangement fee, finder’s fee or any other fee, compensation, monetary benefit or any other benefit, gift, commission, gratification, bribe or kickback, whether described as a consultation fee or otherwise, with the object of obtaining or inducing the procurement of this Agreement or any contract, right, interest, privilege or other obligation or benefit related to this Agreement in violation of law, regulation or rule.

11.19    No Pass-Through Liability. For the avoidance of doubt, each Party is solely liable for its obligations set forth in or arising under this Agreement, and no direct or indirect legal or beneficial owner of any Party hereto shall have any liability with respect to this Agreement.
11.20    Arbitration of Disputes. EXCEPT FOR A CLAIM FOR SPECIFIC PERFORMANCE, ANY DISPUTE, CONTROVERSY OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OF THE EXHIBITS ATTACHED TO IT, AND ANY PROCEEDING TO ENFORCE THIS AGREEMENT OR ANY RIGHTS UNDER (OR RELATING TO) THIS AGREEMENT AND ITS EXHIBITS SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION IN THE CITY OF LOS ANGELES, CALIFORNIA, IN ACCORDANCE WITH THE THEN EXISTING RULES OF JAMS, INC. (OR ANY SUCCESSOR RULES THERETO). THE PREVAILING PARTY SHALL BE ENTITLED TO REASONABLE ATTORNEYS’ FEES AND OTHER REASONABLE COSTS INCURRED IN CONNECTION WITH THE ARBITRATION, PLUS INTEREST ON THE AMOUNT OF ANY AWARD. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE PROVISIONS OF THIS SECTION 11.20 SHALL SURVIVE A TERMINATION OF THIS AGREEMENT.

ASSENT TO ARBITRATION PROVISION
NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE FOREGOING "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

SELLER’S AND HOLDINGS' INITIALS	PURCHASER’S INITIALS	STRATEGIC’S INITIALS

11.21    No Third Party Benefited. No term or provision of this Agreement is intended to be, nor shall any term or provision of this Agreement be construed to be, for the benefit of any person or entity not a party hereto, and no such other person or entity shall have any right or cause of action hereunder.
11.22    No Recording. Each Party agrees that neither this Agreement nor any memorandum or other evidence thereof shall be recorded in the official records of the county in which the Real Property is located.

12.    Additional Seller Covenants.
12.1    Maintenance of Property. From and after the Execution Date through the Closing, Seller shall use commercially reasonable efforts to cause the Property to be operated and maintained in a manner substantially consistent with the way the Property is presently being operated and maintained; provided, however, that Seller shall not have any obligation by reason of this Section 12.1 to make any capital improvements to the Property. Seller shall maintain Inventory and other Personal Property reasonably sufficient for the operation and maintenance of the Property in accordance with its current standard of operation, and resupply, substitute and/or replace Inventory and other Personal Property as it may be depleted prior to the Closing.
12.2    Booking of Business. Seller shall instruct the Manager to cause the Hotel to continue to be marketed and promoted, and accept commercially reasonable reservations for the Hotel in the ordinary course, consistent with current marketing, promotion and reservation practices. Purchaser recognizes that such reservations may include discounts or other benefits, to the extent made in the ordinary course of business consistent with current practices, including promotions or benefits, frequent traveler awards programs, vacation discount programs, corporate, government or group discounts, weekend discounts and/or requirements that ancillary food, beverage or other benefits be delivered to the guest(s) holding such reservations.
12.3    Negative Covenants. From the Execution Date until the Closing, Seller shall not take any of the following actions without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned or delayed: (a) make or permit to be made any material alterations to or upon the Real Property or any part of the Real Property, except as required in any of the Permitted Exceptions or the Hotel Management Agreement; (b) grant any new liens or encumbrances upon the Property that will not be discharged at the Closing; or (c) remove or permit the removal from the Real Property of any fixtures, mechanical equipment or any other item included in the Real Property, except in the ordinary course of business, as necessary for repair or replacement of worn out or obsolete items or as otherwise required by any of the Permitted Exceptions or the Hotel Management Agreement.
13.    Casualty. If between the Execution Date and the Closing Date any portion of the Improvements is destroyed or damaged as a result of fire or any other casualty and the cost of repair is reasonably expected to exceed Twelve Million Five Hundred Thousand Dollars ($12,500.000), then Escrow Agent shall not close the transaction and Purchaser shall have the right to terminate this Agreement by notice to Seller given within one (1) business day of receipt of notice of such casualty (the Closing Date being automatically extended to account for such period). In the event that Purchaser does not terminate this Agreement, Purchaser shall accept the Property in its destroyed or damaged condition in accordance with the following: (i) the obligations of the parties hereto under this Agreement shall not be affected by such destruction or damage; (ii) Purchaser shall pay the Purchase Price without reduction, but subject to the credit set forth below; (iii) Seller shall pay over or assign to Purchaser without recourse all rights to any proceeds of insurance payable with respect to such destruction or damage, including the proceeds of any rent loss insurance applicable to the period after the Closing; and (iv) Purchaser shall receive a credit against the Purchase Price in the amount of any deductible applicable to such destruction or damage. In the event of such an assignment, Seller shall cooperate with Purchaser after the Closing, but at no material cost to Seller, to pursue such insurance proceeds on behalf of Purchaser, which obligation shall survive the Closing. In the event that the Agreement is terminated pursuant to this Section 13, (i) all funds and documents delivered pursuant to this Agreement shall be returned to the Party delivering the same to Escrow; and (ii) except as expressly stated otherwise in this Agreement, none of the Parties shall have any further liability or obligation to the others under this Agreement. Any election made by Purchaser pursuant to this Section 13 shall be deemed an election approved and made by Strategic, without the need for Strategic to execute such writing or any further documentation. The provisions of this Section 13 shall survive the Closing.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the Parties have executed this Purchase and Sale Agreement and Escrow Instructions as of the Execution Date.
PURCHASER:
SHR MLB, LLC,
a Delaware limited liability company
By: /s/ Robert T. McAllister
Name: Robert T. McAllister
Title: Senior Vice President, Tax

STRATEGIC:
STRATEGIC HOTELS & RESORTS, INC.,
a Maryland corporation
By: /s/ Robert T. McAllister
Name: Robert T. McAllister
Title: Senior Vice President, Tax

SELLER:
LAGUNA BEACH LUXURY HOTEL LLC,
a Delaware limited liability company
By: /s/ G. Christopher Smith
Name: G. Christopher Smith
Title: President

HOLDINGS:
OHANA HOLDINGS, L.L.C.,
a Delaware limited liability company

By: /s/ G. Christopher Smith
Name: G. Christopher Smith
Title: Vice President

RECEIPT AND AGREEMENT BY ESCROW AGENT
This Agreement, fully executed by Seller, Holdings, Strategic and Purchaser, has been received by the Escrow Agent this 28th day of January, 2015, and by its execution hereof, the Escrow Agent hereby covenants and agrees to be bound by the terms of this Agreement that are applicable to the Escrow Agent in its role as escrow agent pursuant to the provisions of this Agreement.

COMMONWEALTH LAND TITLE INSURANCE COMPANY
By: /s/ Brandin A. McMillen
Name: Brandin A. McMillen
Title: Assistant Vice President

Exhibit 1.1 to Purchase and Sale Agreement
EXISTING FINANCING DOCUMENTS
1.    Promissory Note, dated as of July 2, 2014, in the original principal amount of the $150,000,000, executed by Laguna Beach Luxury Hotel LLC, a Delaware limited liability company (“Borrower”) and payable to the order of Massachusetts Mutual Life Insurance Company (“Lender”).
2.    Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing securing the Note, dated as of even date with the Note, executed by Borrower for the benefit of Lender.
3.    UCC Financing Statement naming Borrower as debtor and Lender as secured party filed or to be filed with the Delaware Secretary of State.
4.    Loan Agreement, dated as of even date with the Note, executed by Borrower and Lender.
5.    Assignment of Leases and Rents, dated as of even date with the Note, executed by Borrower in favor of Lender.
6.    Manager Subordination, Non-Disturbance and Attornment Agreement, dated as of even date with the Note, executed by Borrower, Montage Hotels & Resorts, LLC, a Nevada limited liability company (“Manager”) and Lender.
7.    Recourse Guaranty Agreement, dated as of even date with the Note, executed by Ohana Real Estate Holdings, LLC, a Delaware limited liability company (“Guarantor”) in favor of Lender.
8.    Environmental Indemnification Agreement, dated as of even date with the Note, executed by Borrower in favor of Lender.
9.    Deposit Account Control Agreement, dated as of even date with the Note, executed by Borrower, Lender and Bank of America.
10.    Borrower’s Affidavit, dated as of even date with the Note, executed by Borrower in favor of Lender.
11.    Borrower and Guarantor’s Certificate, dated as of even date with the Note, executed by Borrower and Guarantor in favor of Lender.

Exhibit 1.1(a) to Purchase and Sale Agreement
LEGAL DESCRIPTION OF LAND
All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel A:

Lots 17 and 18 and Lettered Lots A, C, E, J and K of Tract No. 15497, in the City of Laguna Beach, County of Orange, State of California, as shown on a Map filed in Book 827, pages 16 through 26 inclusive of Miscellaneous Maps, Records of Orange County, California.

Parcel B: (formerly Lettered Lot F of Tract No. 15497)

Parcel 2 as shown on Exhibit “B” attached to Lot Line Adjustment No. LL-02-12, recorded December 11, 2002 as Instrument No. 2002001125723 of Official Records, and re-recorded February 10, 2003 as Instrument No. 2003000150452 of Official Records.

Parcel C:

A perpetual easement for the purpose of a storm drain and maintenance of all storm drains and storm drain facilities, in, on, over, under, above and across those portions of Lots “H” and “I” of Tract No. 15497, as shown on a Map recorded in Book 827, Pages 16 to 26 inclusive of Miscellaneous Maps, Records of Orange County, California, included within the land described in that certain grant of storm drain easement between the City of Laguna Beach, a municipal corporation, grantor and Five Star Resort, LLC, a Delaware limited liability company, grantee, dated June 19, 2002, recorded June 20, 2002 as Instrument No. 20020519671 of Official Records of Orange County, California.

Parcel D:

Appurtenant, non-exclusive easements for common maintenance area and common maintenance area ingress and egress; private storm drain purposes; and support as said easements are set forth and defined in Sections 3.2, 3.3 and 3.4.2 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel E:

An easement for view corridor maintenance as set forth and defined in Section 3.4.3 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna

Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel F:

Parcel 2, as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California.

Parcel G:

A non-exclusive easement for ingress and egress over Parcel 1 as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California, as set forth and defined in that certain grant deed recorded September 15, 1997 as Instrument No. 97-0449412 of Official Records of Orange County, California, and as clarified by that certain Agreement Regarding Reserved Easement for Ingress and Egress recorded August 6, 2014 as Instrument No. 2014000316578 of Official Records of Orange County, California.

Assessor's Parcel No.: 656-451-01, 02, 04; 656-441-18, 21, 24, 25, 27; 656-191-39

Schedule 1.1(d) to Purchase and Sale Agreement
SCHEDULE OF LEASES AND TENANT DEPOSITS

Folder	Agreement	Tenant	Security Deposit Amount
LAGUNA BEACH - SHR/Contracts/Lease Agreements	AT&T LA3063 1st Amendment to Lease	New Cingular Wireless	n/a
LAGUNA BEACH - SHR/ Contracts/Lease Agreements	AT&T LA3063 Option and Lease Agreement	New Cingular Wireless	n/a
LAGUNA BEACH - SHR/ Contracts/Lease Agreements	Executed Lugano Diamonds Retail Lease Agreement	Lugano Diamonds and Retail	$7,500.00
LAGUNA BEACH - SHR/Contracts/Lease Agreements	Exhibit C - Lugano - Notice of Lease Term Dates & Tenant's Share of Common Area Costs - Signed 9.11.13	Lugano Diamonds and Retail	n/a
LAGUNA BEACH - SHR/Contracts/Lease Agreements	HOM, Sotheby's, Executed Lease	HOM Real Estate Group Incorporated	$2,692.74
LAGUNA BEACH - SHR/Contracts/Lease Agreements	Kim Vo Salon Management Agreement (2009-2014)	Kim Vo	n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Cygan_20140605114315		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Judson_20140605125803		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Deifik_20140605130736		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+M.+Cormie_20140605113144		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Mellor_20140605113525		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Hazen_20140605130511		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Morris_20140605130844		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Mostyn_20140605125644		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Sherwood_20140605130355		n/a

Folder	Agreement	Tenant	Security Deposit Amount
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Angell_20140605114219		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Cloobeck_20140605130225		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Lee+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Murdoch+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Reiman+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Roitman+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Salta+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2014 AGREEMENT FEE RECORD		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Tubis_20140605130629		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Walsh_20140605113726		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Wilson_20140605114059		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-Vanech_20140605130122		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Aitken+2014+Amenity+Agreement		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Herzstein+2014+Amenity+Agreement+		n/a

Schedule 1.1(e) to Purchase and Sale Agreement
SCHEDULE OF PERMITS

Folder	File Name
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	ADA CERTIFICATION _2014
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	2014 LIQUOR LICENSES
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	CERT OF OCCUPANCY - ALL
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	Conveyance Permits - Exp 10-16-2014
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	OCHCA PERMITS_2014
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	2015 BARBERING LICENSE
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	2014-15 TOBACCO LICENSE
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	SELLER’S PERMIT
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	BUSINESS LICENSE_2014
\Montage\LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	RE Elevator Permits 2014
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	OCHCA COMPLIANCE CERT 2014
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	OCHCA COMPLIANCE CERT 2014 - Studio
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	2014-15 MB Housecar Registration
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	2015 DEPT of ABC Renewal Notice
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	2015 Proof of Payment

Schedule 1.1(f) to Purchase and Sale Agreement
SCHEDULE OF PROPERTY CONTRACTS

Folder	File Name
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	BMI LICENSE
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	ASCAP LICENSE_20140110120354
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	CITRIX - EULA Agreement
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	MICROSOFT LICENSE (1)
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	MICROSOFT LICENSE (2)
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	Tubis Rental Agreement 2014
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	Tubis RA Termination Notice_102314.pdf
LAGUNA BEACH - SHR/42. Rooms Agreements	Cygan Rental Agreement 2012
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	11 Shreve Fully Executed RMA
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	2013 Salta Rental Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2013-2014 MICROS MSA renewal Montage Laguna_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	AccuBar Support Options_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ADSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ADSI Terms
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ADSI Terms – email
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Advanced Stone & Tile - Marble Restoration - Spa Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Albertson’s Parking – Full Agreement_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Andrade Architects - Design Svcs - Cabana Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ASPIRE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ATI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ATI - Oct 2013 to 2014_pdf

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	AZDS INTERACTIVE GROUP
LAGUNA BEACH - SHR/Contracts/47. Service contracts	BANCTEC
LAGUNA BEACH - SHR/Contracts/47. Service contracts	CASH ALT ATM
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Cash Alternatives ATM Placement Agreement (2011-2014)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Commercial Aquatic Services - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	CONTRACT SERVICES GROUP
LAGUNA BEACH - SHR/Contracts/47. Service contracts	DELPHI - Initial Agreemen
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Delphi Crystal Report Annual Support 2014_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	DEMANDFORCE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Diana Christinson SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	EASYRMS
LAGUNA BEACH - SHR/Contracts/47. Service contracts	EASYRMS Signed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ELAVON - CORPORATE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Elavon Annual Support Feb 2013 to 2014_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Emerson's Locksmith - Lock Replacements - Spa Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ER 4th Amendment Effective 1.1.12
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Evention MLB_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Evention Software & Services Agreement (2013-2014)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts 2004
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts 2005
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Addendum #3_001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Addendum 2_001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Addendum1_001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Amendment#1
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Amendment#2
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Amendment#3

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Extension
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FACILITEC_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FedEx High value addendum_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FEDEX PRICING AGREEMENT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FG HOSPITALITY CONSULTING_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FORBES - GLOBAL STAR RATING
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FORBES TRAVEL GUIDE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Fully Executed Mission Specific Residential Security Shuttle Agreement_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	GILCHRIST SOAMES
LAGUNA BEACH - SHR/Contracts/47. Service contracts	GILCHRIST & SOAMES Signed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IDENTICARD
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IDENTICARD (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Impeccable Image
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IRON MOUNTAIN
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IRON MOUNTAIN (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	JUDGEBUILT CARPET & FABRIC
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LAMILL (1)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LAMILL (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LBH+BAMS+MSA
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LBLH Final Sprint-Nextel Amendment 3-16-09
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet 2008 FTG Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet 2008 SignatureTV Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet CSMA Agreement - IB Executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet FTG License Agreement- IB Executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Lodgenet Media DS_158 Workorder
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MARKET METRIX (1)

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MARKET METRIX (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MHLB Montage Parking Agreement 2010_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Michele and Meyrad SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MTECH - SaaS 090308
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MTECH - SOSuitei 6-18-13
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER - Current agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER - Initial Signed Agreement (1)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER - Initial Signed Agreement (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OC Security Signed Vendor Agreement_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OnTrack Agreement Montage Laguna Beach - OnTrack - EXECUTED 020811_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - LOFT AT MONTAGE LAGUNA BEACH
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - MONTAGE BANQUETS
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - STUDIO AT MONTAGE LAGUNA BEACH
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - STUDIO AT MONTAGE LAGUNA BEACH (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Opera Annual Support_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPERA MICROS - Current
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPERA.MICROS - Original
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Paddle Board Bliss SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Richard Williams Contract - executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Rob Glick SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SDD JAZZ CONTRACT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SHUTTLE VANS - GUARANTEE OF TITLE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement FTG
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement FTG
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement GP

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement GP
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement Public Viewing
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Amendment
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Letter Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SPECIALIZED SERVICES . TSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SPECIALIZED SERVICES . TSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Sprint MLB_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Stuart Sherman Agreement - Fully Executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TRAVELCLICK AGENCY360
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TRAVELCLICK RATE360
LAGUNA BEACH - SHR/Contracts/47. Service contracts	US Bank_CBE_GE CAPITAL COPY PRINT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Walsh Flooring - Spa Carpet Replacement - Spa Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Trade Agreement_Iron Grip and MLB
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB - ADSI Terms - email
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB - Fully Executed Mission Specific Residential Security Shuttle Agreement
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB - RGIS Contract
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -ADSI
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Anne Salcedo Contract
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Diana Christinson SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Michele and Meyrad SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Paddle Board Bliss SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB Residence Rental Management Agreement Form
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Rob Glick SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -SHERMAN FOOD CONSULTING AGREEMENT
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -SPECIALIZED SERVICES . TSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2014 dba Mission Specific Residential Security & Shuttle Agreement

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2014 OCVA BOD Partnership Invoice
LAGUNA BEACH - SHR/Contracts/47. Service contracts	All Star Industrial Door - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Ambius - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	American Telesource (ATI)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Antbusters - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	AntBusters Service Agreement - 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Automated Signature Technology support renewal Aug 2014-2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Batteries Plus - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	California Boiler - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	California Boiler - S14-002
LAGUNA BEACH - SHR/Contracts/47. Service contracts	California Boiler - Svc Agreement 2014 (Scheduled Maintenance)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ChemSearch-FE - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Christopherson Fire Protection - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	CleanBlu, Inc. - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	COCA COLA Freestyle Machine
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Concrete Coring Company - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Construction Hardware - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Control Technologies - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Crystal Glass & Mirror - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Cummins Pacific - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	DECLARATION SERVICES INC_Fully Executed 031914
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Dell- MONTAGE LAGUNA BEACH 100614 2014-2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Diaz Gates - Service Agreement 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Diversified Thermal Svcs - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Doctor Teak - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Doheny Plumbing - S14-001

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Ductz of Orange County - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Echo Cart Services - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	eMOBUS 09242014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Evans Roofing - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Facilitec West - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Facilities Protection Systems - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Florrestore Surface Solutions - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FORTE 2014 ADVERTISING CONTRACT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Fulkra - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Go Concierge
LAGUNA BEACH - SHR/Contracts/47. Service contracts	H2O Backflow Service - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Hackney Electric - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Hobart - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	HOTSOS Renewal Quote
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Hydrologix - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Impeccable Image - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	InvoTech Invoice # 19161 2014-2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Joven Sales & Service - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Kelleher Equipment - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Laguna Construction & Builder - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Laguna Flooring Co - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Laguna Window Washing - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Lutron - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Mission Viejo Glass - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Mobile Fire Extinguisher - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Nalco Company - S14-001

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Native Soil Gardens - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Newport TV - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OmniConcepts - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Otis - S12-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Pacific Architectural Millwork - Svc Agreement 2014 (T&M)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Pollution Control Specialists - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Precision Wallcovering - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	PREMIER PATIO
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Pyro-Comm Systems - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	R&R Flooring - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	RADIANT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Red Hawk - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Renue Systems - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Saddleback Golf Cars - Svc Agreement S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Safety-Kleen Systems - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Saflok
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Service Solutions Group - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Sierra Analytical Labs - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Signature 2015 Contract
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Sotter Engineering - Svc Contract S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	South Coast Lock & Safe - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SSI Housekeeping and Laundry
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SSI Stewarding 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Steve's Iron - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SYMANTEC
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TELEPACIFIC

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TELEPACIFIC (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Tennant Sales & Service Co - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	The Friedman Group
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Trane Company - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Triple A Pumping & Jetting - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Triton Air - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	United Storm Water - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Valley Crest Tree Company - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ValleyCrest Landscape - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	VIP LIMOS
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Virtuoso 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	VMWARE SUPPORT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Vortex Industries - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Walsh Flooring - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Waterline Technologies - Svc Contract - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Western State Design - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Wood World Custom Design - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Wood World Svc Agreement - 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	XFalonry - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Your City Termite & Pest Mgmt - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Zumasys 2014 Annual Support Signed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Anne Salcedo Contract
LAGUNA BEACH - SHR/Contracts/47. Service contracts	JUDGEBUILT CARPET & FABRIC 2014
Laguna Beach - SHR/49.Construction/Reno Contracts	Aliso Secreast AIA Contract Signed
Laguna Beach - SHR/49.Construction/Reno Contracts	MLBCEP2014051 - Purchasing Office Remodel - Phase I
Laguna Beach - SHR/49.Construction/Reno Contracts	MLBCEP2014131 - Shingle Siding Project

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MLB_Fun is First Trade Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Preferred Hotels Agreement – Fully Executed (2012-2014)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Radiant Contract 011413

Exhibit 2.2(a) to Purchase and Sale Agreement
INITIAL ALLOCATION

Real Property $ 316,672,613
Personal Property $ 40,623,663
Intangibles $ 2,703,724

Schedule 4.2 to Purchase and Sale Agreement
SCHEDULE OF PERMITTED EXCEPTIONS

Commonwealth Land Title Insurance Company
POLICY NO.: Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA OWNER'S POLICY OF TITLE INSURANCE

*Issued by*

**Commonwealth Land Title Insurance Company**

**Any notice of claim and any other notice or statement in writing required to be given the Company under this Policy must be given to the Company at the address shown in Section 18 of the Conditions.**

## COVERED RISKS

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B, AND THE CONDITIONS, COMMONWEALTH LAND TITLE INSURANCE COMPANY, a Nebraska corporation (the "Company") insures, as of Date of Policy and, to the extent stated in Covered Risks 9 and 10, after Date of Policy, against loss or damage, not exceeding the Amount of Insurance, sustained or incurred by the Insured by reason of:

1. Title being vested other than as stated in Schedule A.

2. Any defect in or lien or encumbrance on the Title. This Covered Risk includes but is not limited to insurance against loss from

   (a) A defect in the Title caused by

      (i) forgery, fraud, undue influence, duress, incompetency, incapacity, or impersonation;

      (ii) failure of any person or Entity to have authorized a transfer or conveyance;

      (iii) a document affecting Title not properly created, executed, witnessed, sealed, acknowledged, notarized, or delivered;

      (iv) failure to perform those acts necessary to create a document by electronic means authorized by law;

      (v) a document executed under a falsified, expired, or otherwise invalid power of attorney;

      (vi) a document not properly filed, recorded, or indexed in the Public Records including failure to perform those acts by electronic means authorized by law; or

      (vii) a defective judicial or administrative proceeding.

81306 (6/06) ALTA Owner's Policy (6/17/06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

(b) The lien of real estate taxes or assessments imposed on the Title by a governmental authority due or payable, but unpaid.

(c) Any encroachment, encumbrance, violation, variation, or adverse circumstance affecting the Title that would be disclosed by an accurate and complete land survey of the Land. The term "encroachment" includes encroachments of existing improvements located on the Land onto adjoining land, and encroachments onto the Land of existing improvements located on adjoining land.

3. Unmarketable Title.

4. No right of access to and from the Land.

5. The violation or enforcement of any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to

(a) the occupancy, use, or enjoyment of the Land;

(b) the character, dimensions, or location of any improvement erected on the Land;

(c) the subdivision of land; or

(d) environmental protection

if a notice, describing any part of the Land, is recorded in the Public Records setting forth the violation or intention to enforce, but only to the extent of the violation or enforcement referred to in that notice.

6. An enforcement action based on the exercise of a governmental police power not covered by Covered Risk 5 if a notice of the enforcement action, describing any part of the Land, is recorded in the Public Records, but only to the extent of the enforcement referred to in that notice.

7. The exercise of the rights of eminent domain if a notice of the exercise, describing any part of the Land, is recorded in the Public Records.

8. Any taking by a governmental body that has occurred and is binding on the rights of a purchaser for value without Knowledge.

9. Title being vested other than as stated Schedule A or being defective

(a) as a result of the avoidance in whole or in part, or from a court order providing an alternative remedy, of a transfer of all or any part of the title to or any interest in the Land occurring prior to the transaction vesting Title as shown in Schedule A because that prior transfer constituted a fraudulent or preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws; or

(b) because the instrument of transfer vesting Title as shown in Schedule A constitutes a preferential transfer under federal bankruptcy, state insolvency, or similar creditors' rights laws by reason of the failure of its recording in the Public Records

(i) to be timely, or

81306 (6/06) ALTA Owner's Policy (6/17/06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

(ii) to impart notice of its existence to a purchaser for value or to a judgment or lien creditor.

10. Any defect in or lien or encumbrance on the Title or other matter included in Covered Risks 1 through 9 that has been created or attached or has been filed or recorded in the Public Records subsequent to Date of Policy and prior to the recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

The Company will also pay the costs, attorneys' fees, and expenses incurred in defense of any matter insured against by this Policy, but only to the extent provided in the Conditions.

IN WITNESS WHEREOF, COMMONWEALTH LAND TITLE INSURANCE COMPANY has caused this policy to be signed and sealed by its duly authorized officers.

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81306 (6/06) ALTA Owner's Policy (6/17/06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

## EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy, and the Company will not pay loss or damage, costs, attorneys' fees, or expenses that arise by reason of:

1. (a) Any law, ordinance, permit, or governmental regulation (including those relating to building and zoning) restricting, regulating, prohibiting, or relating to
   (i) the occupancy, use, or enjoyment of the Land;
   (ii) the character, dimensions or location of any improvement erected on the Land;
   (iii) the subdivision of land; or
   (iv) environmental protection;
   or the effect of any violation of these laws, ordinances, or governmental regulations. This Exclusion 1(a) does not modify or limit the coverage provided under Covered Risk 5.
   (b) Any governmental police power. This Exclusion 1(b) does not modify or limit the coverage provided under Covered Risk 6.
2. Rights of eminent domain. This Exclusion does not modify or limit the coverage provided under Covered Risk 7 or 8.
3. Defects, liens, encumbrances, adverse claims, or other matters:
   (a) created, suffered, assumed, or agreed to by the Insured Claimant;
   (b) not Known to the Company, not recorded in the Public Records at Date of Policy, but Known to the Insured Claimant and not disclosed in writing to the Company by the Insured Claimant prior to the date the Insured Claimant became an Insured under this policy;
   (c) resulting in no loss or damage to the Insured Claimant;
   (d) attaching or created subsequent to Date of Policy (however, this does not modify or limit the coverage provided under Covered Risk 9 and 10); or
   (e) resulting in loss or damage that would not have been sustained if the Insured Claimant had paid value for the Title.
4. Any claim, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that the transaction vesting the Title as shown in Schedule A, is
   (a) a fraudulent conveyance or fraudulent transfer; or
   (b) a preferential transfer for any reason not stated in Covered Risk 9 of this policy.
5. Any lien on the Title for real estate taxes or assessments imposed by governmental authority and created or attaching between Date of Policy and the date of recording of the deed or other instrument of transfer in the Public Records that vests Title as shown in Schedule A.

## CONDITIONS

**1. DEFINITION OF TERMS**

The following terms when used in this policy mean:

(a) "Amount of Insurance": The amount stated in Schedule A, as may be increased or decreased by endorsement to this policy, increased by Section 8(b), or decreased by Sections 10 and 11 of these Conditions.

(b) "Date of Policy": The date designated as 'Date of Policy" in Schedule A.

(c) "Entity": A corporation, partnership, trust, limited liability company, or other similar legal entity.

(d) "Insured": The Insured named in Schedule A.

(i) The term "Insured" also includes

(A) successors to the Title of the Insured by operation of law as distinguished from purchase, including heirs, devisees, survivors, personal representatives, or next of kin;

(B) successors to an Insured by dissolution, merger, consolidation, distribution, or reorganization;

(C) successors to an Insured by its conversion to another kind of Entity;

(D) a grantee of an Insured under a deed delivered without payment of actual valuable consideration conveying the Title

(1) if the stock, shares, memberships, or other equity interests of the grantee are wholly-owned by the named Insured,

(2) if the grantee wholly owns the named Insured,

(3) if the grantee is wholly-owned by an affiliated Entity of the named Insured, provided the affiliated Entity and the named Insured are both wholly-owned by the same person or Entity, or

(4) if the grantee is a trustee or beneficiary of a trust created by a written instrument established by the Insured named in Schedule A for estate planning purposes.

(ii) With regard to (A), (B), (C), and (D) reserving, however, all rights and defenses as to any successor that the Company would have had against any predecessor Insured.

(e) "Insured Claimant": An Insured claiming loss or damage.

(f) "Knowledge" or "Known": Actual knowledge, not constructive knowledge or notice that may be imputed to an Insured by reason of the Public Records or any other records that impart constructive notice of matters affecting the Title.

(g) "Land": The land described in Schedule A, and affixed improvements that by law constitute real property. The term "Land" does not include any property beyond the lines of the area described in Schedule A, nor any right, title, interest, estate, or easement in abutting streets, roads, avenues, alleys, lanes, ways, or waterways, but this does not modify or limit the extent that a right of access to and from the Land is insured by this policy.

(h) "Mortgage": Mortgage, deed of trust, trust deed, or other security instrument, including one evidenced by electronic means authorized by law.

(i) "Public Records": Records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without Knowledge. With respect to Covered Risk 5(d), "Public Records" shall also include environmental protection liens filed in the records of the clerk of the United States District Court for the district where the Land is located.

(j) "Title": The estate or interest described in Schedule A.

(k) "Unmarketable Title": Title affected by an alleged or apparent matter that would permit a prospective purchaser or lessee of the Title or lender on the Title

81306 (6/06) ALTA Owner's Policy (6/17/06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

to be released from the obligation to purchase, lease, or lend if there is a contractual condition requiring the delivery of marketable title.

**2. CONTINUATION OF INSURANCE**

The coverage of this policy shall continue in force as of Date of Policy in favor of an Insured, but only so long as the Insured retains an estate or interest in the Land, or holds an obligation secured by a purchase money Mortgage given by a purchaser from the Insured, or only so long as the Insured shall have liability by reason of warranties in any transfer or conveyance of the Title. This policy shall not continue in force in favor of any purchaser from the Insured of either (i) an estate or interest in the Land, or (ii) an obligation secured by a purchase money Mortgage given to the Insured.

**3. NOTICE OF CLAIM TO BE GIVEN BY INSURED CLAIMANT**

The Insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 5(a) of these Conditions, (ii) in case Knowledge shall come to an Insured hereunder of any claim of title or interest that is adverse to the Title, as insured, and that might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if the Title, as insured, is rejected as Unmarketable Title. If the Company is prejudiced by the failure of the Insured Claimant to provide prompt notice, the Company's liability to the Insured Claimant under the policy shall be reduced to the extent of the prejudice.

**4. PROOF OF LOSS**

In the event the Company is unable to determine the amount of loss or damage, the Company may, at its option, require as a condition of payment that the Insured Claimant furnish a signed proof of loss. The proof of loss must describe the defect, lien, encumbrance, or other matter insured against by this policy that constitutes the basis of loss or damage and shall state, to the extent possible, the basis of calculating the amount of the loss or damage.

**5. DEFENSE AND PROSECUTION OF ACTIONS**

(a) Upon written request by the Insured, and subject to the options contained in Section 7 of these Conditions, the Company, at its own cost and without unreasonable delay, shall provide for the defense of an Insured in litigation in which any third party asserts a claim covered by this policy adverse to the Insured. This obligation is limited to only those stated causes of action alleging matters insured against by this policy. The Company shall have the right to select counsel of its choice (subject to the right of the Insured to object for reasonable cause) to represent the Insured as to those stated causes of action. It shall not be liable for and will not pay the fees of any other counsel. The Company will not pay any fees, costs, or expenses incurred by the Insured in the defense of those causes of action that allege matters not insured against by this policy.

(b) The Company shall have the right, in addition to the options contained in Section 7 of these Conditions, at its own cost, to institute and prosecute any action or proceeding or to do any other act that in its opinion may be necessary or desirable to establish the Title, as insured, or to prevent or reduce loss or damage to the Insured. The Company may take any appropriate action under the terms of this policy, whether or not it shall be liable to the Insured. The exercise of these rights shall not be an admission of liability or waiver of any provision of this policy. If the Company exercises its rights under this subsection, it must do so diligently.

(c) Whenever the Company brings an action or asserts a defense as required or permitted by this policy, the Company may pursue the litigation to a final determination by a court of competent jurisdiction, and it expressly reserves the right, in its sole discretion, to appeal from any adverse judgment or order.

**6. DUTY OF INSURED CLAIMANT TO COOPERATE**

(a) In all cases where this policy permits or requires the Company to prosecute or provide for the defense of any action or proceeding and any appeals, the Insured shall secure to the Company the right to so prosecute or provide defense in the action or proceeding, including the right to use, at its option, the name of the Insured for this purpose. Whenever requested by the Company, the Insured, at the Company's expense, shall give the Company all reasonable aid (i) in securing evidence, obtaining witnesses, prosecuting or defending the action or proceeding, or effecting settlement, and (ii) in any other lawful act that in the opinion of the Company may be necessary or desirable to establish the Title or any other matter as insured. If the Company is prejudiced by the failure of the Insured to furnish the required cooperation, the Company's obligations to the Insured under the policy shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, with regard to the matter or matters requiring such cooperation.

(b) The Company may reasonably require the Insured Claimant to submit to examination under oath by any authorized representative of the Company and to produce for examination, inspection, and copying, at such reasonable times and places as may be designated by the authorized representative of the Company, all records, in whatever medium maintained, including books, ledgers, checks, memoranda, correspondence, reports, e-mails, disks, tapes, and videos whether bearing a date before or after Date of Policy, that reasonably pertain to the loss or damage. Further, if requested by any authorized representative of the Company, the Insured Claimant shall grant its permission, in writing, for any authorized representative of the Company to examine, inspect, and copy all of these records in the custody or control of a third party that reasonably pertain to the loss or damage. All information designated as confidential by the Insured Claimant provided to the Company pursuant to this Section shall not be disclosed to others unless, in the reasonable judgment of the Company, it is necessary in the administration of the claim. Failure of the Insured Claimant to submit for examination under oath, produce any reasonably requested information, or grant permission to secure reasonably necessary information from third parties as required in this subsection, unless prohibited by law or governmental regulation, shall terminate any liability of the Company under this policy as to that claim.

**7. OPTIONS TO PAY OR OTHERWISE SETTLE CLAIMS; TERMINATION OF LIABILITY**

In case of a claim under this policy, the Company shall have the following additional options:

**(a) To Pay or Tender Payment of the Amount of Insurance.**

To pay or tender payment of the Amount of Insurance under this policy together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment or tender of payment and that the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations of the Company to the Insured under this policy, other than to make the payment required in this subsection, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

**(b) To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.**

81306 (6/06) ALTA Owner's Policy (6/17/06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

(i) To pay or otherwise settle with other parties for or in the name of an Insured Claimant any claim insured against under this policy. In addition, the Company will pay any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay; or

(ii) To pay or otherwise settle with the Insured Claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees, and expenses incurred by the Insured Claimant that were authorized by the Company up to the time of payment and that the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in subsections (b)(i) or (ii), the Company's obligations to the Insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

**8. DETERMINATION AND EXTENT OF LIABILITY**

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the Insured Claimant who has suffered loss or damage by reason of matters insured against by this policy.

(a) The extent of liability of the Company for loss or damage under this policy shall not exceed the lesser of

(i) the Amount of Insurance; or

(ii) the difference between the value of the Title as insured and the value of the Title subject to the risk insured against by this policy.

(b) If the Company pursues its rights under Section 5 of these Conditions and is unsuccessful in establishing the Title, as insured,

(i) the Amount of Insurance shall be increased by 10%, and

(ii) the Insured Claimant shall have the right to have the loss or damage determined either as of the date the claim was made by the Insured Claimant or as of the date it is settled and paid.

(c) In addition to the extent of liability under (a) and (b), the Company will also pay those costs, attorneys' fees, and expenses incurred in accordance with Sections 5 and 7 of these Conditions.

**9. LIMITATION OF LIABILITY**

(a) If the Company establishes the Title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the Land, or cures the claim of Unmarketable Title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused to the Insured.

(b) In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals, adverse to the Title, as insured.

(c) The Company shall not be liable for loss or damage to the Insured for liability voluntarily assumed by the Insured in settling any claim or suit without the prior written consent of the Company.

**10. REDUCTION OF INSURANCE; REDUCTION OR TERMINATION OF LIABILITY**

All payments under this policy, except payments made for costs, attorneys' fees, and expenses, shall reduce the Amount of Insurance by the amount of the payment.

**11. LIABILITY NONCUMULATIVE**

The Amount of Insurance shall be reduced by any amount the Company pays under any policy insuring a Mortgage to which exception is taken in Schedule B or to which the Insured has agreed, assumed, or taken subject, or which is executed by an Insured after Date of Policy and which is a charge or lien on the Title, and the amount so paid shall be deemed a payment to the Insured under this policy.

**12. PAYMENT OF LOSS**

When liability and the extent of loss or damage have been definitely fixed in accordance with these Conditions, the payment shall be made within 30 days.

**13. RIGHTS OF RECOVERY UPON PAYMENT OR SETTLEMENT**

(a) Whenever the Company shall have settled and paid a claim under this policy, it shall be subrogated and entitled to the rights of the Insured Claimant in the Title and all other rights and remedies in respect to the claim that the Insured Claimant has against any person or property, to the extent of the amount of any loss, costs, attorneys' fees, and expenses paid by the Company. If requested by the Company, the Insured Claimant shall execute documents to evidence the transfer to the Company of these rights and remedies. The Insured Claimant shall permit the Company to sue, compromise, or settle in the name of the Insured Claimant and to use the name of the Insured Claimant in any transaction or litigation involving these rights and remedies.

If a payment on account of a claim does not fully cover the loss of the Insured Claimant, the Company shall defer the exercise of its right to recover until after the Insured Claimant shall have recovered its loss.

(b) The Company's right of subrogation includes the rights of the Insured to indemnities, guaranties, other policies of insurance, or bonds, notwithstanding any terms or conditions contained in those instruments that address subrogation rights.

**14. ARBITRATION**

Either the Company or the Insured may demand that the claim or controversy shall be submitted to arbitration pursuant to the Title Insurance Arbitration Rules of the American Land Title Association ("Rules"). Except as provided in the Rules, there shall be no joinder or consolidation with claims or controversies of other persons. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the Insured arising out of or relating to this policy, any service in connection with its issuance or the breach of a policy provision, or to any other controversy or claim arising out of the transaction giving rise to this policy. All arbitrable matters when the Amount of Insurance is $2,000,000 or less shall be arbitrated at the option of either the Company or the Insured. All arbitrable matters when the Amount of Insurance is in excess of $2,000,000 shall be arbitrated only when agreed to by both the Company and the Insured. Arbitration pursuant to this policy and under the Rules shall be binding upon the parties. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court of competent jurisdiction.

**15. LIABILITY LIMITED TO THIS POLICY; POLICY ENTIRE CONTRACT**

(a) This policy together with all endorsements, if any, attached to it by the Company is the entire policy and contract between the Insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b) Any claim of loss or damage that arises out of the status of the Title or by any action asserting such claim shall be restricted to this policy.

(c) Any amendment of or endorsement to this policy must be in writing and authenticated by an authorized person, or expressly incorporated by Schedule A of this policy.

81306 (6/06) ALTA Owner's Policy (6/17/06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

(d) Each endorsement to this policy issued at any time is made a part of this policy and is subject to all of its terms and provisions. Except as the endorsement expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsement, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance.

**16. SEVERABILITY**

In the event any provision of this policy, in whole or in part, is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision or such part held to be invalid, but all other provisions shall remain in full force and effect.

**17. CHOICE OF LAW; FORUM**

(a) Choice of Law: The Insured acknowledges the Company has underwritten the risks covered by this policy and determined the premium charged therefor in reliance upon the law affecting interests in real property and applicable to the interpretation, rights, remedies, or enforcement of policies of title insurance of the jurisdiction where the Land is located.

Therefore, the court or an arbitrator shall apply the law of the jurisdiction where the Land is located to determine the validity of claims against the Title that are adverse to the Insured and to interpret and enforce the terms of this policy. In neither case shall the court or arbitrator apply its conflicts of law principles to determine the applicable law.

(b) Choice of Forum: Any litigation or other proceeding brought by the Insured against the Company must be filed only in a state or federal court within the United States of America or its territories having appropriate jurisdiction.

**18. NOTICES, WHERE SENT**

Any notice of claim and any other notice or statement in writing required to be given to the Company under this policy must be given to the Company at Commonwealth Land Title Insurance Company, Attn: Claims Department, Post Office Box 45023, Jacksonville, Florida 32232-5023.

81306 (6/06) ALTA Owner's Policy (6/17/06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

## Commonwealth Land Title Insurance Company

**This is a PRO FORMA Policy. It does not reflect the present state of the Title and is not a commitment to (i) insure the Title or (ii) issue any of the attached endorsements. Any such commitment must be an express written undertaking on appropriate forms of the Company. Underwriting approval is required prior to the issuance, further requirements may be made.**

## SCHEDULE A

Name and Address of Title Insurance Company: Commonwealth Land Title Company
888 S. Figueroa St, Suite 2100
Los Angeles, CA 90017

Policy No.: Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417 Order No.: 08013417-919-DAA

Address Reference: **30801 South Coast Highway & 30782 South Coast Highway, City of Laguna Beach, CA**

Amount of Insurance: **PRO FORMA $360,000,000.00** Premium: **PRO FORMA $0.00**

Date of Policy: **PRO FORMA - Date and Time of Recording**

1. Name of Insured:

   **SHR MLB, LLC, a Delaware limited liability company**

2. The estate or interest in the Land that is insured by this policy is:

   **a Fee Simple as to Parcels A, B and F and an Easement as to Parcels C, D, E and G**

3. Title is vested in:

   **SHR MLB, LLC, a Delaware limited liability company**

4. The Land referred to in this policy is described as follows:

**THIS POLICY VALID ONLY IF SCHEDULE B IS ATTACHED**

81306A (6/06)
ALTA Owner's Policy (6/17/06)
1

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

# EXHIBIT A
**(Continued)**

APN: 656-451-01,02,04; 656-441-18, 21,24,25,27; 656-191-39

81306A (6/06)
ALTA Owner's Policy (6/17/06) 3

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

## SCHEDULE B

## EXCEPTIONS FROM COVERAGE

This policy does not insure against loss or damage, and the Company will not pay costs, attorneys' fees, or expenses that arise by reason of:

A. Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be levied for the fiscal year 2015-2016.

B. Property taxes, including any personal property taxes and any assessments collected with taxes, are as follows:

| | |
|---|---|
| Tax Identification No.: | 656-451-01 |
| Fiscal Year: | 2014-2015 |
| 1st Installment: | $918,710.93, Paid |
| 2nd Installment: | $918,710.93, (Unpaid) (Delinquent after April 10) |
| Penalty and Cost: | $91,894.09 |
| Homeowners Exemption: | $ Not Set Out |
| Code Area: | 05031 |

C. Property taxes, including any personal property taxes and any assessments collected with taxes, are as follows:

| | |
|---|---|
| Tax Identification No.: | 656-451-02 |
| Fiscal Year: | 2014-2015 |
| 1st Installment: | $3,506.85, Paid |
| 2nd Installment: | $3,506.85, (Unpaid) (Delinquent after April 10) |
| Penalty and Cost: | $373.68 |
| Homeowners Exemption: | $ Not Set Out |
| Code Area: | 05031 |

D. Property taxes, including any personal property taxes and any assessments collected with taxes, are as follows:

| | |
|---|---|
| Tax Identification No.: | 656-191-39 |
| Fiscal Year: | 2014-2015 |
| 1st Installment: | $13,148.52, Paid |
| 2nd Installment: | $13,148.52, (Unpaid) (Delinquent after April 10) |
| Penalty and Cost: | $1,337.85 |
| Homeowners Exemption: | $ Not Set Out |
| Code Area: | 05027 |

E. Assessor's Parcel No(s). 656-451-04; 656-441-18; 656-441-21; 656-441-24; 656-441-25; 656-441-27 is/are reflected as "NO TAXES DUE" on the current County Assessor tax rolls. No county taxes appear to be due or payable at this time.

F. The lien of supplemental taxes, if any, assessed pursuant to the provisions of Chapter 3.5 (commencing with Section 75) of the Revenue and Taxation Code of the State of California as a result of a change in ownership or the completion of new construction occurring on or after the date of this policy.

1. Water rights, claims or title to water, whether or not disclosed by the public records.

81306B (6/06)
ALTA Owner's Policy (6/17/06) 4

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

SCHEDULE B
(Continued)

2. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	Southern California Edison Company, a Corporation
Purpose:	underground electrical supply systems and communication systems
Recording Date:	March 5, 1986
Recording No:	as Instrument No. 86-088089 of Official Records
Affects:	a portion of Lot 17

As shown on that certain ALTA/ACSM Land Title Survey prepared by Stantec, dated January 12, 2015, and last updated on January 23, 2015, under Project No. 2042-347305 (the "Survey").

3. The matters contained in a document entitled "Development Agreement" by and between City of Laguna Beach and Five Star Resort LLC recorded November 3, 1999 as Instrument No. 19990770847 of Official Records.

As affected by the matters contained in a document entitled "Operating Memorandum No. 1" recorded June 20, 2002 as Instrument No. 20020519675 of Official Records.

Pursuant to Sections 2.3 and 12 of the Development Agreement, the Development Agreement has been terminated, other than with respect to (i) Section 3.2.5 of the Development Agreement and (ii) those other provisions expressly set forth therein as surviving termination of the Development Agreement.

4. The matters contained in a document entitled "Deed Restriction" recorded September 5, 2000 as Instrument No. 2000463206 of Official Records.

Reference is made to said document for full particulars.

5. The matters contained in a document entitled "Deed Restriction" recorded January 4, 2002 as Instrument No. 200200008132 of Official Records.

Reference is made to said document for full particulars.

6. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	Southern California Gas Company, a Corporation
Purpose:	public utilities
Recording Date:	March 7, 2002
Recording No:	as Instrument No. 20020192711 of Official Records
Affects:	all of Lettered Lot A

As shown on the Survey.

7. The ownership of said Land does not include rights of access to or from the street, highway, or freeway abutting said Land except at approved access locations, such rights having been relinquished by said Tract No. 15497 on file recorded April 5, 2002 in Book 827, pages 16 through 26 of Tract Map.

Affects: Coast Highway

As shown on the Survey.

8. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

81306B (6/06)
ALTA Owner's Policy (6/17/06) 5

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

## SCHEDULE B
**(Continued)**

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Map |
| Purpose: | sewer |
| Affects: | a portion of Lot 17; a portion of Lettered Lots J and K and all of Lettered Lots A and C |

Offer of dedication was rejected by the legislative body, but shall remain open for later acceptance pursuant to Section 66477.2 of the California Government Code, unless said offer is abandoned by the legislative body pursuant to the summary vacation procedure contained in the California Streets and Highways Code.

As shown on the Survey.

9. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Maps |
| Purpose: | water |
| Affects: | a portion of Lot 17; a portion of Lettered Lots J and K and all of Lettered Lots A and C |

As shown on the Survey.

10. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Maps |
| Purpose: | public utility |
| Affects: | a portion of Lots 17 and 18 and all of Lettered A |

As shown on the Survey.

11. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Maps |
| Purpose: | view corridor |
| Affects: | a portion of Lot 17 and a portion of Lettered Lots A, C and J |

As shown on the Survey.

12. Intentionally deleted.

13. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

81306B (6/06)
ALTA Owner's Policy (6/17/06) 6

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

## SCHEDULE B
**(Continued)**

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Maps |
| Purpose: | scenic highway |
| Affects: | a portion of Lots 17 and 18; a portion of Lettered Lot A and all of Lettered Lot E |

As shown on the Survey.

14. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Maps |
| Purpose: | vehicular access, law enforcement, emergency and beach maintenance and operation |
| Affects: | a portion of Lot 17; all of Lot 18 and all of Lettered Lots A, E, J and K |

As shown on the Survey.

15. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Maps |
| Purpose: | storm drain |
| Affects: | a portion of Lot 18 |

As shown on the Survey.

16. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

| | |
|---|---|
| Map/Plat: | Tract No. 15497 |
| Recording Date: | April 5, 2002 |
| Recording No: | in Book 827, Pages 16 through 26 of Tract Maps |
| Purpose: | bluff-top relocation |
| Affects: | a portion of Lot 17; a portion of Lettered Lot J and all of Lettered Lot C |

As shown on the Survey.

17. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

81306B (6/06)
ALTA Owner's Policy (6/17/06) 7

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

SCHEDULE B
(Continued)

Map/Plat:	Tract No. 15497
Recording Date:	April 5, 2002
Recording No:	in Book 827, Pages 16 through 26 of Tract Maps
Purpose:	park
Affects:	Lot 18 and all of Lettered Lots C, E, F and J

As shown on the Survey.

18. Easement(s) for the purpose(s) shown below and rights incidental thereto, as delineated on or as offered for dedication on

Map/Plat:	Tract No. 15497
Recording Date:	April 5, 2002
Recording No:	in Book 827, Pages 16 through 26 of Tract Maps
Purpose:	open space and landscape
Affects:	Lettered Lot K

As shown on the Survey.

19. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	The City of Laguna Beach
Purpose:	public access
Recording Date:	April 24, 2002
Recording No:	as Instrument No. 20020343774 or Official Records
Affects:	all of Lettered Lot A and a portion of Lot 17

As shown on the Survey.

20. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	Southern California Edison Company, a Corporation
Purpose:	public utilities
Recording Date:	June 20, 2002
Recording No:	as Instrument No. 20020519672 of Official Records
Affects:	a portion of Lots 17 and 18 and a portion of Lettered Lot A and J

As shown on the Survey.

21. Intentionally deleted.

22. Declaration of covenants, conditions and restrictions but omitting any covenants or restrictions, if any, including but not limited to those based upon race, color, religion, sex, sexual orientation, familial status, marital status, disability, handicap, national origin, ancestry, source of income, gender, gender identity, gender expression, medical condition or genetic information, as set forth in applicable state or federal laws, except to the extent that said covenant or restriction is permitted by applicable law, as set forth in the below document, which, among other things, may contain or provide for easements; assessments, liens and the subordination thereof; said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value:

81306B (6/06)
ALTA Owner's Policy (6/17/06) 8

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

SCHEDULE B
(Continued)

Recording Date:	December 12, 2002
Recording No:	as Instrument No. 2002001132724 of Official Records

23. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	Verizon California Inc.
Purpose:	public utilities
Recording Date:	April 21, 2003
Recording No:	as Instrument No. 2003000442394 of Official Records
Affects:	a portion of Lots 17 and 18; and all of Lettered Lot A

As shown on the Survey.

24. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	South Coast Water District
Purpose:	sewer
Recording Date:	April 21, 2003
Recording No:	as Instrument No. 2003000442396 of Official Records
Affects:	a portion of Lot 17, and a portion of Lettered Lots A, C, E, F, J and K

As shown on the Survey.

25. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	South Coast Water District
Purpose:	water
Recording Date:	April 21, 2003
Recording No:	as Instrument No. 2003000442398 of Official Records
Affects:	a portion of Lot 17 and a portion of Lettered Lots A, C, E, F, J and K

As shown on the Survey.

26. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	Coxcom, Inc., d/b/a Cox Communications Orange County
Purpose:	public utilities
Recording Date:	April 21, 2003
Recording No:	as Instrument No. 2003000442401 of Official Records
Affects:	a portion of Lots 17 and 18; a portion of Lettered Lot E and all of Lettered Lot A

As shown on the Survey.

27. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

81306B (6/06)
ALTA Owner's Policy (6/17/06) 9

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

SCHEDULE B
(Continued)

Granted to:	South Coast Water District
Purpose:	water
Recording Date:	May 19, 2003
Recording No:	as Instrument No. 2003000574494 of Official Records
Affects:	a portion of Lot 17 and a portion of Lettered Lots A, C, E, J and K

As shown on the Survey.

28. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	South Coast Water District
Purpose:	sewer
Recording Date:	May 19, 2003
Recording No:	as Instrument No. 2003000574495 of Official Records
Affects:	a portion of Lot 17 and a portion of Lettered Lots A, C, E, J and K

As shown on the Survey.

29. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

Granted to:	The State of California Transportation Department
Purpose:	traffic signal, related equipment installation, use and maintenance
Recording Date:	May 20, 2003
Recording No:	as Instrument No. 2003000581892 of Official Records
Affects:	a portion of Lots 17 and 18 and a portion of Lettered Lots A, E and F

As shown on the Survey.

30. An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein as disclosed by the document

Entitled:	Memorandum of Lease
Lessor:	Laguna Beach Luxury Hotel LLC, a Delaware limited liability company
Lessee:	New Cingular Wireless PCS, LLC
Recording Date:	August 25, 2005
Recording No:	as Instrument No. 20050000671806 of Official Records
And recorded:	February 19, 2008 as Instrument No. 2008000073702 of Official Records

The present ownership of the leasehold created by said lease and other matters affecting the interest of the lessee are not shown herein.

31. Intentionally deleted.

THE FOLLOWING MATTER AFFECTS PARCEL F:

32. Water rights, claims or title to water, whether or not disclosed by the public records.

33. A waiver of any claims for damages by reason of the location, construction, landscaping or maintenance of a contiguous freeway, highway, roadway or transit facility as contained in the document recorded in Book 683, Page 215 of Deeds and in Book 533, Page 482 of Official Records.

81306B (6/06)
ALTA Owner's Policy (6/17/06) 10

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

## SCHEDULE B
**(Continued)**

34. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

| | |
|---|---|
| Granted to: | Southern California Edison Company, a Corporation |
| Purpose: | underground conduit systems |
| Recording Date: | April 12, 1940 |
| Recording No: | In Book 1042, Page 141 of Official Records |
| Affects: | said land more particularly described therein. |

35. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

| | |
|---|---|
| Granted to: | Laguna Community Association, a Corporation |
| Purpose: | ingress, egress, to install, maintain, repair, replace and use pipe lines for water and sewage |
| Recording Date: | June 16, 1943 |
| Recording No: | In Book 1189, Page 559 of Official Records |
| Affects: | said land more particularly described therein. |

As shown on the Survey.

36. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

| | |
|---|---|
| Granted to: | Southern California Edison Company, a Corporation |
| Purpose: | pole lines |
| Recording Date: | April 13, 1955 |
| Recording No: | in Book 3030, Page 79 of Official Records |
| Affects: | said land more particularly described therein. |

As shown on the Survey.

37. Easement(s) for the purpose(s) shown below and rights incidental thereto, as granted in a document:

| | |
|---|---|
| Granted to: | The County of Orange |
| Purpose: | street and highway |
| Recording Date: | February 17, 1967 |
| Recording No: | In Book 8179, Page 283 of Official Records |
| Affects: | said land more particularly described therein. |

As shown on the Survey.

38. The matters contained in a document entitled "Notice of Acceptance of Coastal Development Permit and Legality of Lot Line Adjustment" by Laguna Isla Vista, LP, a California Limited Partnership recorded January 15, 2013 as Instrument No. 2013000029934 of Official Records.

Reference is made to said document for full particulars.

THE FOLLOWING MATTERS AFFECT ALL PARCELS:

39. DEED OF TRUST given to secure the original amount shown below, and any other amount payable under the terms thereof.

81306B (6/06)
ALTA Owner's Policy (6/17/06)
11

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No.: **08013417-919-DAA** Policy No.: **Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**

## SCHEDULE B
**(Continued)**

| | |
|---|---|
| Amount: | $150,000,000.00 |
| Dated: | July 2, 2014 |
| Trustor: | Laguna Beach Luxury Hotel LLC, a Delaware limited liability company |
| Trustee: | Commonwealth Land Title Company, a California corporation |
| Beneficiary: | Massachusetts Mutual Life Insurance Company, a Massachusetts corporation |
| Recorded: | July 3, 2014 as Instrument No. 2014000264232 of Official Records |
| Loan No: | 1471101 |

Amended and Restated Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded ________________ as Instrument No. _________________ of Official Records.

40. An Assignment of Leases and Rents, as additional security for the obligations secured by deed of trust shown in Schedule A

| | |
|---|---|
| Assigned to: | Massachusetts Mutual Life Insurance Company, a Massachusetts corporation |
| By Assignment Recorded: | July 3, 2014 as Instrument No. 2014000264233 of Official Records |

Amended and Restated Assignment of Leases and Rents, recorded __________________ as Instrument No. __________________ of Official Records .

41. Terms and conditions of that certain unrecorded Management Agreement dated as of January 22, 2003 and made subordinate to the deed of trust shown in Schedule A by a Hotel manager Subordination, Non-Disturbance and Attornment Agreement recorded July 3, 2014 as Instrument No. 2014000264234 of Official Records.

Amended and Restated Hotel Manager Subordination, Nondisturbance and Attornment Agreement, recorded __________________ as Instrument No. __________________ of Official Records .

42. Intentionally deleted.

43. Intentionally deleted.

44. Intentionally deleted.

45. Intentionally deleted.

46. Intentionally deleted.

**END OF SCHEDULE B**

Endorsements: 9.2, 25, 3.1, 17, 17.2, 18.1, 19, 26, 28.1, 22, 103.5, 39, SE91

81306B (6/06)
ALTA Owner's Policy (6/17/06) 12

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

THIS MAP WAS PREPARED FOR ORANGE COUNTY ASSESSOR DEPT. PURPOSES ONLY. THE ASSESSOR MAKES NO GUARANTEE AS TO ITS ACCURACY NOR ASSUMES ANY LIABILITY FOR OTHER USES. NOT TO BE REPRODUCED. ALL RIGHTS RESERVED.
© COPYRIGHT ORANGE COUNTY ASSESSOR 2012

POR. S 1/2, SEC. 31, T 7 S, R 8 W

056-24

656-19

1" = 200'
OPEN SPACE CONSERVATION ESMT
40
3.681 AC.
191
38
31.839 AC.
20
21
21
OCEAN VISTA
BELLEVUE DRIVE
PAR. 1
29
3.058 AC.
PAR. 2
30
1.056 AC.
POR. LOT 4
31
1.97 AC.
P.M. 157-8
28
35
33
34
32
15
12
14
11
10
HIGHWAY
45
44
18
17
COAST
ROAD
HIGHLAND
06
16
ROOSEVELT TERRACE
TERRY ROAD
3
POR. LOT 5
41
6.50 AC.
PAR. 5 2
P.M. 76-28
39
PROJECT 934-23-054-065
37
1.05 AC.

MARCH 1976

PARCEL MAP P.M. 76-28
PARCEL MAP P.M. 157-8

NOTE - ASSESSOR'S BLOCK & PARCEL NUMBERS SHOWN IN CIRCLES

ASSESSOR'S MAP
BOOK 656 PAGE 19
COUNTY OF ORANGE

656-45
THIS MAP WAS PREPARED FOR ORANGE COUNTY ASSESSOR DEPT. PURPOSES ONLY. THE ASSESSOR MAKES NO GUARANTEE AS TO ITS ACCURACY NOR ASSUMES ANY LIABILITY FOR OTHER USES. NOT TO BE REPRODUCED. ALL RIGHTS RESERVED.
© COPYRIGHT ORANGE COUNTY ASSESSOR 2003
COAST
HIGHWAY
19
21
1" = 100'
BELLEVUE DRIVE
SCENIC PUBLIC HIGHWAY ACCESS AND MAINTENANCE ESM'T
TRACT
PUBLIC ACCESS ESM'T
VIEW CORRIDOR ESM'T
ATELIER* LANE
SHREVE* DRIVE
COLONY*
44
LOT 17
1
8.789 AC.
451
PARK PURPOSES ESM'T
LOT 18
BEACH
2
0.537 AC.
POR. LOT M
5
1.084 AC.
POR. LOT J
3
3.336 AC.
LOT K
4
0.261 AC.
OPEN SPACE ESM'T
VEHICULAR ACCESS & BEACH MAINTENANCE ESM'T
056-01
STA. 125+52.26 2806.87'W. OF N.E.COR.SEC.6-8-
NO. 15497
PACIFIC OCEAN
COUNTY LINE
JANUARY 2003
TRACT NO. 15497
M.M. 827-16 to 26 inc.
NOTE - ASSESSOR'S BLOCK & PARCEL NUMBERS SHOWN IN CIRCLES
ASSESSOR'S MAP BOOK 656 PAGE 45 COUNTY OF ORANGE
* PRIVATE STREET

656-44

THIS MAP WAS PREPARED FOR ORANGE COUNTY ASSESSOR DEPT. PURPOSES ONLY. THE ASSESSOR MAKES NO GUARANTEE AS TO ITS ACCURACY NOR ASSUMES ANY LIABILITY FOR OTHER USES. NOT TO BE REPRODUCED. ALL RIGHTS RESERVED.
© COPYRIGHT ORANGE COUNTY ASSESSOR 2012

46
TRACT NO. 15497
COAST HIGHWAY
19
45
1" = 100'
441
LOT 1 (1) 0.432 AC.
LOT 2 (2) 0.297 AC.
LOT 3 (3) 0.366 AC.
LOT 4 (4) 0.290 AC.
LOT 5 (5) 0.281 AC.
LOT 6 (6) 0.304 AC.
LOT 7 (7) 0.317 AC.
LOT 8 (8) 0.364 AC.
LOT 9 0.610 AC.
LOT 10 (30)
LOT 11 0.322 AC. (11)
LOT 12 (12) 0.298 AC.
LOT 13 (13) 0.310 AC.
LOT 14 (14) 0.354 AC.
LOT 16
PROJECT 934-23-068-081
LOT 15 (29) 1.493 AC.
LOT F (24) 0.297 AC.
(25) LOT E 0.231 AC.
(22) LOT G 0.043 AC.
LOT L 0.072 AC. (23)
(26) LOT D 0.189 AC.
(17) LOT M 0.025 AC.
(27) LOT A 0.073 AC.
(28) LOT B 0.910 AC.
LOT J (18) 0.296 AC.
LOT C (21) 0.340 AC.
POR. LOT H (19) 7.838 AC.
POR. LOT I (20) 4.067 AC.
MONTAGE*
STICKLEY* DRIVE
STICKLEY* WAY
COLONY* DRIVE
LATELIER
LANE
WAY
DRIVE
PARK PURPOSES ESM'T
100' VIEW CORRIDOR ESM'T
VEHICULAR & BEACH ACCESS MAINTENANCE ESM'T
PACIFIC OCEAN
COUNTY LINE
3 MI M/L
NO. 15497

JANUARY 2003

TRACT NO. 15497 M.M. 827-16 to 26 inc.

NOTE - ASSESSOR'S BLOCK & PARCEL NUMBERS SHOWN IN CIRCLES

ASSESSOR'S MAP
BOOK 656 PAGE 44
COUNTY OF ORANGE

* PRIVATE STREET

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
# Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
# Issued By
# Commonwealth Land Title Insurance Company

1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.
2. For the purposes of this endorsement only,
   a. "Covenant" means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.
   b. "Improvement" means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.
3. The Company insures against loss or damage sustained by the Insured by reason of:
   a. A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;
   b. Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or
   c. A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.
4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:
   a. any Covenant contained in an instrument creating a lease;
   b. any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or
   c. except as provided in Section 3.c., any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E712 ALTA 9.2-06 Covenants, Conditions and Restrictions – Improved Land – Owner's Policy (4-2-12)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
## Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
## Issued by
## Commonwealth Land Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on that certain ALTA/ACSM Land Title Survey prepared by Stantec, dated January 12, 2015 and last updated on January 23, 2015, under Project No. 2042-347305.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E495 ALTA 25-06 Same as Survey (10-16-08)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
Issued by
Commonwealth Land Title Insurance Company

1. The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

   a. according to applicable zoning ordinances and amendments, the Land is not classified Zone:

      APN 656-191-39: "CN" Commercial Neighborhood Zone

      APN 656-451-01: "RD" Resort Development in the Treasure Island Specific Plan

      APN 656-451-02, APN 656-441-21: "OSCR" Open Space/Conservation and Recreation in the Treasure Island Specific Plan

      APN 656-441-18: "OSCR-RD" Portion is Open Space/Conservation and Recreation and portion is Resort Development in the Treasure Island Specific Plan

      APN 656-441-24, APN 656-441-25: "RD" Resort Development in the Treasure Island Specific Plan

   b. the following use or uses are not allowed under that classification:

      APN 656-191-39: (Parking Lot):

      APN 656-451-01: (Mixed Use Resort and Hotel, Parking Structure, Meeting Rooms/Banquet Facilities, Restaurants, Cocktail Lounges, Health Facility and Spa, Recreational Facilities and Retail Sales, etc):

      APN 656-451-02: (Park Easement with Public Parking Structure Below), APN 656-441-21 (Vacant Land)

      APN 656-441-18 (Vacant Land)

      APN 656-441-24 (Vacant Land), APN 656-441-25 (Vacant Land)

2. The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction either prohibiting the use of the Land, with any existing structure, as specified in paragraph 1.b.; or requiring the removal or alteration of the structure, because, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:

   a. Area, width, or depth of the Land as a building site for the structure
   b. Floor space area of the structure
   c. Setback of the structure from the property lines of the Land
   d. Height of the structure, or
   e. Number of parking spaces.

3. There shall be no liability under this endorsement based on:

   a. the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;

   b. the refusal of any person to purchase, lease or lend money on the Title covered by this policy.

81E604 ALTA 3.1-06 Zoning – Completed Structure (10-22-09)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E604 ALTA 3.1-06 Zoning – Completed Structure (10-22-09)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
# Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
# Issued by
# Commonwealth Land Title Insurance Company

The Company insures against loss or damage sustained by the Insured if, at Date of Policy (i) the Land does not abut without gaps, gores or strips and have both actual vehicular and pedestrian access to and from South Coast Highway (the "Street"), (ii) the Street is not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along that portion of the Street abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements to it.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E125 ALTA 17-06 Access and Entry (6-17-06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

**PRO FORMA ENDORSEMENT**
**Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417**
**Issued by**
**Commonwealth Land Title Insurance Company**

The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services:

| | | | | | |
|---|---|---|---|---|---|
| x | Water service | x | Natural gas service | x | Telephone service |
| x | Electrical power service | x | Sanitary sewer | x | Storm water drainage |

either over, under or upon rights-of-way or easements for the benefit of the Land because of:

(1) a gap or gore between the boundaries of the Land and the rights-of-way or easements;

(2) a gap between the boundaries of the rights-of-way or easements ; or

(3) a termination by a grantor, or its successor, of the rights-of-way or easements.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E490 ALTA 17.2-06 Utility Access (10-16-08)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
## Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
## Issued by
## Commonwealth Land Title Insurance Company

| Parcel or Lot: | Tax Identification Numbers: |
|---|---|
| Lot 17 of Parcel A | 656-451-01 |
| Lot 18 of Parcel A | 656-451-02 |
| Lot A of Parcel A | 656-441-27 |
| Lot C of Parcel A | 656-441-21 |
| Lot E of Parcel A | 656-441-25 |
| Lot J of Parcel A | 656-441-18 |
| Lot K of Parcel A | 656-451-04 |
| Parcel B | 656-441-24 |
| Parcel F | 656-191-39 |

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements to it.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements to it.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E128 ALTA 18.1-06 Multiple Tax Parcel (6-17-06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
# Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
# Issued by
# Commonwealth Land Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of:

1. the failure of the lots and/or parcels in Schedule A to be contiguous along their common boundary lines as shown on that certain ALTA/ACSM Land Title Survey prepared by Stantec, dated January 12, 2015, and last updated on January 23, 2015, under Project No. 2042-347305; or

2. the presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E129 ALTA 19-06 Contiguity – Multiple Parcels (6-17-06)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
## Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
## Issued by
## Commonwealth Land Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E496 ALTA 26-06 Subdivision (10-16-08)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
# Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
# Issued By
# Commonwealth Land Title Insurance Company

1. The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2. For purposes of this endorsement only, "Improvement" means an existing building, located on either the Land or adjoining land at Date of Policy and that by law constitutes real property.

3. The Company insures against loss or damage sustained by the Insured by reason of:

   a. An encroachment of any Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an exception in Schedule B of the policy identifies the encroachment;

   b. An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an exception in Schedule B of the policy identifies the encroachment;

   c. Enforced removal of any Improvement located on the Land as a result of an encroachment by the Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement; or

   d. Enforced removal of any Improvement located on the Land that encroaches onto adjoining land.

4. This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from the following encroachments NONE.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

81E719 ALTA 28.1-06 Encroachments – Boundaries and Easements (4-2-12)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

AMERICAN LAND TITLE ASSOCIATION

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
Issued by
Commonwealth Land Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of the failure of a commercial/industrial property, known as 30782 and 30801 South Coast Highway, Laguna Beach, California, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

Commonwealth Land Title Insurance Company

Countersigned

PRO FORMA SPECIMEN

Authorized Signatory

81E149 ALTA 22-06 Location (6-17-06)

Copyright American Land Title Association. All rights reserved. The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

PRO FORMA ENDORSEMENT
Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
Issued by
Commonwealth Land Title Insurance Company

The Company insures against loss or damage sustained by the Insured by reason of damage to existing improvements, including lawns, shrubbery or trees, resulting from the exercise of any right to use the surface of the Land for the extraction or development of water excepted from the description of the Land or shown as a reservation in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

Commonwealth Land Title Insurance Company

Countersigned

PRO FORMA SPECIMEN

Authorized Signatory

81E324 CLTA Form 103.5-06 (03-09-07) Water Rights – Surface Damage

Order No. 08013417-919-DAA-DA6 Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
## Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
## Issued By
## Commonwealth Land Title Insurance Company

When the policy is issued by the Company with a policy number and Date of Policy, the Company will not deny liability under the policy or any endorsements issued with the policy solely on the grounds that the policy or endorsements were issued electronically or lack signatures in accordance with the Conditions.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

27E746 ALTA 39-06 Policy Authentication (4-2-13)

**Copyright American Land Title Association. All rights reserved.** The use of this Form is restricted to ALTA licensees and ALTA members in good standing as of the date of use. All other uses are prohibited. Reprinted under license from the American Land Title Association.

Order No. 08013417-919-DAA Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417

# PRO FORMA ENDORSEMENT
## Attached to Policy No. Pro Forma-CA-SFXFC-IMP-81306-1-15-08013417
## Issued by
## Commonwealth Land Title Insurance Company

The policy is hereby amended by deleting Paragraph 14 of the Conditions, relating to Arbitration.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

Dated: **PRO FORMA**

**Commonwealth Land Title Insurance Company**

Countersigned

**PRO FORMA SPECIMEN**

Authorized Signatory

SE-91 Deletion of Arbitration Endorsement – ALTA Owner's Policy (6/17/06)

Exhibit 5.2 to Purchase and Sale Agreement
FORM OF LIQUOR AGREEMENT

TRANSFER OF ALCOHOLIC BEVERAGE LICENSE(S)
ESCROW INSTRUCTIONS

TO:     Chloe Flowers, Senior Vice President            Tel: 510-300-8140
Bay Commercial Bank                    Date: January 20, 2015
3895 East Castro Valley Blvd – Ste. A            Escrow Officer: C. Flowers
Castro Valley, CA. 94552                Escrow No. 210733

IT IS AGREED BETWEEN THE TRANSFEROR AND INTENDED TRANSFEREE THAT NONE OF THE SAID CONSIDERATION WILL BE PAID FOR THE TRANSFER OF THE LICENSE(S) UNTIL SUCH TIME AS ESCROW AGENT HAS BEEN ADVISED IN WRITING BY DEPARTMENT OF ALCOHOLIC BEVERAGE CONTROL (“ABC”) THAT THE TRANSFER OF SAID LICENSE HAS BEEN APPROVED.

A.	THE TRANSFEROR: Montage Hotels & Resorts LLC

WHOSE MAILING ADDRESS IS:     30801 Coast Hwy
Laguna Beach, CA 93651

B.     AND INTENDED TRANSFEREE:     DTRS MLB, LLC

WHOSE MAILING ADDRESS IS:     200 West Madison Street – Ste. 1700
Chicago, IL 60606

C. Will complete all Department of ABC Requirements to cause license(s) to be transferred to Intended Transferee:

Kind of Licenses:
Type 47 – On-Sale General Eating Place
Type 47 – On-Sale General Eating Place Duplicate
Type 66 – Controlled Access Cabinet Permit
Type 68 – Portable Bar
Type 58 – Caterer Permit
All Under License No. 396007

Now Located at:         30801 Coast Hwy
Laguna Beach, CA 92651

1.
Pursuant to Section 24073 of the Business and Professions Code of the State of California, Intended Transferee shall cause Notice of Intended Transfer to be filed in the Office of the Orange County Recorder upon receipt of the total purchase price for the transfer. Intended Transferee shall deliver to Escrow

Agent a conformed copy of said Notice, and Intended Transferee shall deliver a copy of said Notice of Intended Transfer, certified by the County Recorder, to the ABC.

2.
Prior to the release of ABC Form 226 “Applicant’s Statement That Consideration Has Been Deposited in Escrow”, Intended Transferee shall deliver to BAY COMMERCIAL BANK Escrow Services (hereinafter, Escrow Agent), in CASH, the purchase price of $2,230,000.00, $2,200,000.00 of which shall be allocated to the liquor inventory and $30,000 of which shall be allocated to the liquor license.

3.	License Renewal Fees which may become due prior to the transfer of the liquor license shall be paid prior to the date they become due by Intended Transferee.

INITIALS (Transferor(s)_______                INITIALS (Intended Transferee(s) _______
This section must be initialed by Transferor and Intended Transferee

TRANSFEROR AND INTENDED TRANSFEREE HEREBY ACKNOWLEDGE THAT IN THE EVENT ESCROW AGENT IS NOTIFIED BY THE ABC THAT A “TAX HOLD” HAS BEEN PLACED ON THE LIQUOR LICENSE OF THE TRANSFEROR BY THE STATE BOARD OF EQUALIZATION, EMPLOYMENT DEVELOPMENT DEPARTMENT, FRANCHISE TAX BOARD, CITY AND/OR COUNTY DELINQUENT BUSINESS TAXES AND/OR INTERNAL REVENUE SERVICE UNDER PROVISIONS OF BUSINESS AND PROFESSIONS CODE 24049, AND, THAT TO THE BEST OF ESCROW AGENT’S KNOWLEDGE, AFTER APPROPRIATE INQUIRY, NOTHING AT THE TIME OF SUCH NOTIFICATION IS PREVENTING THE TRANSFER OF THE LIQUOR LICENSE EXCEPT THE “RELEASE OF SAID TAX HOLD”, THEN ESCROW AGENT IS HEREBY AUTHORIZED AND INSTRUCTED TO PAY, WITHOUT FURTHER INSTRUCTION FROM THE TRANSFEROR AND INTENDED TRANSFEREE, FROM THE FUNDS DEPOSITED INTO ESCROW BY INTENDED TRANSFEREE, TO THE TAXING AGENCY HAVING PLACED SAID “TAX HOLD”, PER THEIR WRITTEN DEMAND DELIVERED TO ESCROW AGENT. UPON TRANSFER OF THE LIQUOR LICENSE THE AMOUNT RELEASED WILL BE DEDUCTED FROM TRANSFEROR’S PROCEEDS.

FURTHER, TRANSFEROR AND INTENDED TRANSFEREE ACKNOWLEDGE AND UNDERSTAND THAT THE PAYMENT OF THE DEMAND FROM SAID TAXING AUTHORITY MAY OR MAY NOT CONSTITUTE FULL OR FINAL PAYMENT THEREOF AND DOES NOT RELIEVE THE TRANSFEROR OF ITS LIABILITY THERETO AND THAT THE TAXING AUTHORITY MAY STILL IMPOSE SUCCESSOR LIABILITY UPON THE INTENDED TRANSFEREE.

TRANSFEROR AND INTENDED TRANSFEREE HOLD ESCROW AGENT HARMLESS AND WITHOUT LIABILITY FOR FOLLOWING THESE INSTRUCTIONS AND THE EARLY RELEASE OF INTENDED TRANSFEREE’S FUNDS, AND INTENDED TRANSFEREE IS TO LOOK TO TRANSFEROR FOR RESTITUTION IN THE EVENT INTENDED TRANSFEREE SHOULD NOT ACQUIRE THE LIQUOR LICENSE IN QUESTION.
INITIALS (Transferor(s)_______                INITIALS (Intended Transferee(s) _______

This section must be initialed by Transferor and Intended Transferee

D.    UPON APPROVAL OF THE TRANSFER OF THE LICENSE BY THE ABC ESCROW AGENT SHALL;

1.    Out of said purchase price, Escrow Agent is authorized to pay the claims of such of the bona fide creditors of Transferor who shall file their claims with Escrow Agent not later than the date on which written notice of transfer from the ABC is received by Escrow Agent.

2.    All claims approved by Transferor shall be deemed to be bona fide and Escrow Agent may pay such approved claims. Should any claims be filed which Transferor refuses to approve, Escrow Agent shall notify the claimant; and the pro rata amount thereof shall be retained by Escrow Agent for a period of 25 days; and if not attached, shall be paid to Transferor in accordance with Section 24074 of the Business and Professions Code of the State of California.

3.    If such purchase price shall not be sufficient to pay said claims in full, Escrow Agent is to distribute said consideration pursuant to the provisions of Section 24074.1 of the Business and Professions Code of the State of California; provided, however, that prior to such distribution, Escrow Agent shall deliver written notice of each creditor setting forth the distribution to be made in accordance with this paragraph, which notice shall provide that such creditor may dispute such distribution if it can show reasonable proof that such distribution would violate the provisions of Section 24074.1 of the Business and Professions Code of the State of California.

4.    Escrow Agent shall pay the balance remaining of such purchase price, after payment of creditor claims and other expenses, to Transferor or as directed by Transferor.

GENERAL PROVISIONS

TAXES: Escrow Agent is not to be concerned as to any unpaid beverage, unemployment, social security, personal property, sales tax, or any other tax or contribution, any federal liens, or any unpaid salaries or wages, unless otherwise specifically instructed in this escrow. SHOULD ESCROW AGENT BE DIRECTED AND INSTRUCTED IN THESE INSTRUCTIONS TO MAKE ANY SUCH PAYMENT, SAME MAY OR MAY NOT CONSTITUTE FULL OR FINAL PAYMENT THEREOF.

OTHER AGREEMENTS: Unless otherwise provided herein, Escrow Agent is not to be concerned with any conditional sales contract, lease contract or security agreement that may affect the herein referred to personal property, and is not responsible for the delivery of any papers other than described herein. Escrow Agent is not a party to, or bound by any agreement which may be deposited under, evidenced by, or arise out of these instructions, other than these instructions.

AGENCY RESPONSIBILITY: Escrow Agent is to make no examination of the property nor of the title thereto; Escrow Agent acts as a depositary only and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it hereunder, or with respect to form or execution of the same, or the identity, authority, or right of any person executing or depositing the same.

DEFAULTS: Escrow Agent shall not be required to take or be bound by notice of any default of any person, or to take any action with respect to such default involving any expense or liability, unless notice in writing is given to the Escrow Agent at the office above named, of such default by the undersigned or any of them, and unless it is indemnified in a manner satisfactory to it against such expense or liability. These instructions shall not be subject to revision or modification except upon receipt by Escrow Agent at the office above named of the written instructions of all of the parties hereto or their successors in interest.
NOTICES: Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be signed by the proper party or parties.

JUDGMENT: Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct, and Escrow Agent shall have no duties to anyone except those signing these instructions.

COUNSEL: Escrow Agent may advise with legal counsel in the event of any dispute or questions as to the construction of the foregoing instructions, or Escrow Agent’s duties thereunder, and Escrow Agent shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of counsel.

DISAGREEMENTS: In the event of any disagreement between the undersigned or any of them, and/or the person or persons named in the foregoing instructions, and/or any other person, resulting in adverse claims and demands being made in connection with or for any papers, money or property involved herein or affected hereby, Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand, so long as such disagreement shall continue, and in doing so doing Escrow Agent shall not be or become liable for damages or interest to the undersigned or any of them or to any person named in the foregoing instructions for its failure or refusal to comply with such conflicting or adverse demands, and Escrow Agent shall be entitled to continue to refrain and refuse so to act until;

1.    the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and the money, papers, and property involved herein or affected hereby; and/or
2.    all differences shall have been adjusted by agreement and Escrow Agent shall have been notified thereof in writing, signed by all of the persons interested.

In the event of such disagreement, Escrow Agent in its discretion, may file a suit in interpleader for the purpose of having the respective rights of the claimants adjudicated, and deposit with the court all documents and property held hereunder, and the undersigned agree to pay all reasonable costs and counsel fees incurred by Escrow Agent in such action and said costs and fees shall be included in the judgment in any such action.

FEES AND CHARGES: In the event that Escrow Agent performs any service not specifically provided hereinabove, or that there is any assignment or attachment of any interest in the subject matter of this escrow or modifications thereof, or that any controversy arises hereunder, or that Escrow Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or the subject matter thereof, Escrow Agent shall be reasonably compensated therefor and reimbursed for all costs and expenses occasioned thereby. Escrow Agent shall have a first lien on the property and papers held by it hereunder for such compensation and expenses, and the parties hereto agree jointly and severally to pay the same, and to indemnify Escrow Agent against any loss, liability or expense incurred in any act or thing done hereunder.

For its ordinary services hereunder, the Escrow Agent shall be entitled to an initial fee of $1,500.00 which is Non-refundable, payable concurrently with its acceptance hereof by Intended Transferee, and to additional compensation, if applicable, paid by Transferor as follows:
Federal Express fees will be in addition to the escrow fee
$15.00 for each claim in excess of three (3) paid through escrow
$50.00 for each disputed claim of Transferor

CANCELLATION: In the event this escrow is cancelled, Transferor or Intended Transferee will nevertheless pay the escrow fees plus all costs and expenses of Escrow Agent. Notwithstanding anything in these instructions to the contrary, Escrow Agent may, at his discretion, resign at any time prior to receipt of written notice from the ABC that the license(s) has been transferred by giving five (5) days written notice to the ABC and parties hereto, and shall be entitled to reimbursement only for those costs and expenses incurred by Escrow Agent to the date of such resignation. Upon cancellation by the parties or resignation of Escrow Agent, after deducting Escrow Agent’s fees and/or costs or expenses, the balance of funds and documents shall be returned to the parties who shall have deposited the same, except as otherwise provided in the “DEFAULTS” section above.

SIGNATURES: These instructions may be executed in counterparts, each of which so executed shall be deemed an original, irrespective of the date of its execution and delivery; and said counterparts together shall constitute one and the same instrument.

Each of the undersigned states he has read the foregoing instructions, understands and agrees to them.

DEPOSITS. All funds received in the escrow shall be deposited with other escrow funds in a non-interest bearing general escrow account or accounts of BAY COMMERCIAL BANK, unless otherwise instructed verbally or in written form.

MONTAGE HOTELS & RESORTS LLC ____________________________ By: Its:	DTRS MLB LLC ________________________________ By: Its:

Schedule 6.1(f) to Purchase and Sale Agreement

Schedule 6.1(g) to Purchase and Sale Agreement
SCHEDULE OF VIOLATIONS

None

Schedule 6.1(p) to Purchase and Sale Agreement
SCHEDULE OF EQUIPMENT/PERSONAL PROPERTY LEASES

Folder	File Name
LAGUNA BEACH - SHR/43. Equipment Leases	Balboa Capital -000 06 2013
LAGUNA BEACH - SHR/43. Equipment Leases	Balboa Capital_Health Club Equip_001
LAGUNA BEACH - SHR/43. Equipment Leases	Balboa Capital_Utility Cart Lease_002
LAGUNA BEACH - SHR/43. Equipment Leases	Balboa Capital_Valet System_000
LAGUNA BEACH - SHR/43. Equipment Leases	Balboa Capital_Vans In Progress
LAGUNA BEACH - SHR/43. Equipment Leases	Balboa Capital_Vans_Pending
LAGUNA BEACH - SHR/43. Equipment Leases	US Bank_CBE_GE Capital Copy. print
Montage\LAGUNA BEACH - SHR/43. Equipment Leases	COCA COLA Freestyle Machine
Montage\LAGUNA BEACH - SHR/43. Equipment Leases	Winthrop Capital Lease 001

Schedule 6.1(bb) to Purchase and Sale Agreement
SCHEDULE OF OFF-SITE PROPERTY USE ARRANGEMENTS

Agreement Between	Date of Agreement
Mission Hospital Laguna Beach	January 12, 2010
Aliso Creek Shopping Center	February 20, 2003

Exhibit 6.3 to Purchase and Sale Agreement
FORM OF GUARANTY

This GUARANTY (this “Guaranty”) is made as of January ___, 2015 (the “Effective Date”), by OHANA REAL ESTATE HOLDINGS LLC, a Delaware limited liability company (“Guarantor”), in favor of, jointly and severally, SHR MLB, LLC, a Delaware limited liability company, and Strategic Hotels & Resorts, Inc., a Maryland corporation (individually and collectively, “Purchaser”).
1.Purchase and Sale Agreement. This Guaranty is executed in connection with that certain Purchase and Sale Agreement and Escrow Instructions, dated as of January ___, 2015, by and among Laguna Beach Luxury Hotel LLC, a Delaware limited liability company ("Seller"), Ohana Holdings LLC, a Delaware limited liability company, and Purchaser (the “Purchase Agreement”). All capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement.
2.Purpose and Consideration. The execution and delivery of this Guaranty by Guarantor is (i) a condition to Purchaser’s willingness to enter into and perform its obligations under the Purchase Agreement; (ii) required by Section 6.3 of the Purchase Agreement; and (ii) made in recognition that Purchaser will be relying upon this Guaranty in entering into and performing Purchaser’s obligations thereunder. Guarantor has an indirect ownership interest in Purchaser, and, accordingly, Guarantor acknowledges that it will receive material direct and indirect benefit from Purchaser entering into and performing its obligations under the Purchase Agreement.
3.Guaranty. Subject to the limitations set forth herein and in Section 6.3 of the Purchase Agreement, Guarantor hereby guarantees absolutely, unconditionally and irrevocably Seller's performance of its obligations under Section 6.3 of the Purchase Agreement, including without limitation all of Seller's payment obligations under such Section 6.3 (collectively, the “Guaranteed Obligations”).
4.Guaranty Independent. The obligations and liability of Guarantor hereunder are independent of the obligations and liability of Seller under the Purchase Agreement and any obligations of any other guarantor, and nothing herein contained shall affect, impair, diminish or qualify any of the rights and remedies of the Purchaser under the Purchase Agreement or any other guaranty. A separate action or actions may be brought and prosecuted against Guarantor hereunder, whether or not an action is brought against Seller under the Purchase Agreement or against any other guarantor and whether or not Seller is joined in any action against the Guarantor. Nothing contained herein shall be deemed or construed to obligate Purchaser to pursue or exhaust its remedies against Seller or any other person or entity or in respect of any collateral security for the Guaranteed Obligations or this Guaranty prior to enforcing its rights under this Guaranty. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection) without regard to:

(a)    the legality, validity or enforceability of the Purchase Agreement, the Guaranteed Obligations, any lien or collateral;

(b)    any defense (other than payment), set-off or counterclaim that may at any time be available to Seller or Guarantor against, and any right of setoff at any time held by, Purchaser; or

(c)    any other circumstance whatsoever (with or without notice to or knowledge of Guarantor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of Seller, in bankruptcy.

When making any demand hereunder (including by commencement or continuance of any legal proceeding), Purchaser may, but shall be under no obligation to, make a similar demand on any other guarantors or obligors, and any failure by Purchaser to make any such demand shall not relieve Guarantor of its obligations hereunder.

5.    Primary Obligation. This Guaranty is a primary obligation of Guarantor, and is an absolute, unconditional and continuing guaranty which shall remain in full force and effect without regard to future changes in conditions. Guarantor agrees that Guarantor is directly liable to Purchaser, jointly and severally with any other guarantor or obligor in respect of the Guaranteed Obligations; that the obligations of Guarantor hereunder are independent of the obligations of Seller or any other guarantor; and that a separate action may be brought against Guarantor whether such action is brought against Seller or any other guarantor and whether or not Seller or any such other guarantor is joined in such action. Guarantor agrees that Guarantor’s liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Purchaser of whatever remedies it may have against Seller or any other guarantor, or the enforcement of any security interest or lien, or the realization upon any security that Purchaser may at any time possess. Guarantor agrees that any release which may be given by Purchaser to Seller or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Purchaser shall be under no obligation to marshal any assets of Seller or any other guarantor or obligor in favor of the Guarantor, or against or in performance of any or all of the Guaranteed Obligations.

6.    Authorizations/Releases. Guarantor authorizes, consents and agrees that, without notice to or further assent by Guarantor and without affecting or impairing the obligations of Guarantor hereunder (regardless of whether any subrogation or similar right that Guarantor may have or any other right or remedy of Guarantor is extinguished or impaired), Purchaser may, from time to time, by action or inaction:

(a)    with respect to Seller or any other guarantor, compromise, settle, extend the duration or the time for the discharge or the performance of, or may refuse to or otherwise not enforce, the Guaranteed Obligations or the Purchase Agreement;

(b)    release or grant other indulgences to the Seller in respect thereof;

(c)    amend or modify in any manner and at any time (or from time to time) the Purchase Agreement;

(d)    exercise in such manner and order as it elects in its sole discretion, fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of Purchaser against Seller in respect of the Guaranteed Obligations or any collateral;

(e)    release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release or waive any security for the Guaranteed Obligations or any portion thereof;

(f)    accept partial payments on the Guaranteed Obligations and apply any and all payments or recoveries from Guarantor or any collateral to the Guaranteed Obligations as Purchaser may elect in its sole discretion, whether or not the Guaranteed Obligations are secured or guaranteed;

(g)    take and hold any collateral from the Seller or any other person or entity, perfect or refrain from perfecting a lien on such collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such collateral or lien or any part thereof;

(h)    refund at any time, at Purchaser’s sole discretion, any payments or recoveries received by Purchaser in respect of any Guaranteed Obligations or any collateral; and/or

(i)    otherwise deal with Seller and any collateral as Purchaser may elect in its sole discretion.

7.    No Election. Purchaser shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Purchaser to proceed in one form of action or proceeding, or against any party or on any obligation shall constitute a waiver of Purchaser’s right to proceed in any other form of action or proceeding or against other parties unless Purchaser has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Purchaser under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of the Guarantor under this Guaranty except to the extent that Purchaser finally and unconditionally shall have realized indefeasible payment in cash by or through such action or proceeding.

8.    Financial Condition of the Seller. Guarantor represents and warrants to Purchaser that Guarantor is currently informed of the financial condition of Seller, and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonperformance of the Guaranteed Obligations. Guarantor hereby covenants that Guarantor will continue to keep itself informed of Seller’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonperformance of the Guaranteed Obligations. Guarantor warrants and agrees that each waiver set forth in this Guaranty is made with Guarantor’s full knowledge of its significance and consequences and after opportunity to consult with counsel of its own choosing and that, under the circumstances, each such waiver is reasonable and should not be found contrary to public policy or law.

9.    Waivers.

(a)    To the maximum extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of the creation or existence of the Guaranteed Obligations; (iii) notice of any adverse change in the financial condition of the Seller or of any other fact that might increase Guarantor’s risk hereunder; (iv) notice of any default or event of default under the Purchase Agreement; and (v) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which Guarantor might otherwise be entitled.

(b)    To the maximum extent permitted by law, Guarantor waives the right by statute or otherwise to require Purchaser to institute suit against Seller or any other person or entity or to exhaust any rights and remedies which Purchaser has or may have against Seller or any other person or entity. In that regard, Guarantor agrees that Guarantor is bound to the performance of all of the Guaranteed Obligations, whether now existing or hereafter arising or accruing, as fully as if such Guaranteed Obligations were directly owing to Purchaser by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed) of Seller or any other person or entity by reason of the cessation from any cause whatsoever of the liability of Seller or such other person or entity in respect thereof.

(c)    To the maximum extent permitted by law, Guarantor hereby waives any requirement of marshalling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by Purchaser, even though that election of remedies has destroyed Guarantor’s rights of subrogation and reimbursement against Seller;

(d)    To the maximum extent permitted by law, Guarantor hereby waives: (i) any rights to assert against Purchaser any defense (legal or equitable), set-off, counterclaim or claim which Guarantor may now or at any time hereafter have against Seller; (ii) any defense, set-off, counterclaim or claim of any kind or nature, arising directly or indirectly from the present or future lack of sufficiency, validity or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Purchaser; and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or which delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder.

(e)    To the maximum extent permitted by law, Guarantor hereby waives any right of subrogation to the rights of Purchaser which Guarantor has or may have with respect to the Guaranteed Obligations until the Guaranteed Obligations are fully performed and all other obligations of Seller to Purchaser under the Purchase Agreement are fully and indefeasibly satisfied. In addition, Guarantor hereby waives any right to proceed against Seller or any other guarantor, now or hereafter, for contribution, indemnity, reimbursement and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Seller or such other guarantor with respect to the Guaranteed Obligations until the Guaranteed Obligations are fully performed and all other obligations of Seller to Purchaser under the Purchase Agreement are fully and indefeasibly satisfied.

(f)    WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS, BENEFITS AND DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2787 TO 2855, INCLUSIVE, AND CALIFORNIA CIVIL CODE SECTION 3433, OR OTHER SIMILAR APPLICABLE LAW.

10.    Bankruptcy No Discharge. Without limiting any other provision hereof, this Guaranty shall not be discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against Guarantor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations in or as a result of any such proceeding, whether or not assented to by Purchaser, (ii) any disallowance of all or any portion of Purchaser’s claim for repayment of the Guaranteed Obligations, (iii) any use of cash or other collateral in any such proceeding, except to the extent applied to the Guaranteed Obligations, (iv) any agreement or stipulation as to adequate protection in any such proceeding, (v) any failure by Purchaser to file or enforce a claim against Seller or Guarantor’s estate in any bankruptcy or reorganization case, (vi) any amendment, modification, stay or cure of Purchaser’s rights that may occur in any such proceeding, (vii) any election by Purchaser under Section 1111(b)(2) of the Bankruptcy Code, or (viii) any borrowing or grant of a lien under Section 364 of the Bankruptcy Code. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of any such proceeding with respect to the Seller.

11.    Payments; Application. All payments to be made hereunder by the Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset.

12.    Bankruptcy Reimbursements. Guarantor hereby agrees that if all or any part of the Guaranteed Obligations paid to Purchaser by Seller are recovered from Purchaser in any bankruptcy or similar proceeding of or related to Seller, Guarantor shall reimburse Purchaser, promptly after written demand, for all amounts of such Guaranteed Obligations so recovered from Purchaser.

13.    Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

14.    Assignability; Successors and Assigns. This Guaranty shall be binding upon Guarantor’s heirs, executors, administrators, representatives, successors and assigns and shall inure to the benefit of the successors and assigns of Purchaser; provided, however, that Guarantor shall not assign this Guaranty or delegate any of Guarantor’s duties hereunder without Purchaser’s prior written consent (which consent may be granted or withheld in Purchaser’s sole and absolute discretion). Any assignment without the consent of Purchaser shall be absolutely void. In the event of any assignment or other transfer of rights by Purchaser, the rights and benefits herein conferred upon Purchaser shall automatically extend to and be vested in such assignee or other transferee.

15.    Payment of Costs of Enforcement. If either party to this Guaranty refers this Guaranty to any attorney for enforcement or collection or defense, the prevailing party in any action instituted on this Guaranty shall be entitled to recover all reasonable attorneys’ fees for services performed by such prevailing party’s attorneys, and all costs and expenses (including, without limitation, court costs, arbitration fees and costs, deposition costs, reasonable expert witness fees, costs of exhibit preparation, document reproduction, postage, telecommunication expenses and courier charges), incurred incident to such action.

16.    Arbitration of Disputes. ANY DISPUTE, CONTROVERSY OR CLAIM ARISING UNDER OR RELATING TO THIS GUARANTY, AND ANY PROCEEDING TO ENFORCE THIS GUARANTY OR ANY RIGHTS UNDER (OR RELATING TO) THIS GUARANTY SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION IN THE CITY OF LOS ANGELES, CALIFORNIA, IN ACCORDANCE WITH THE THEN EXISTING RULES OF JAMS, INC. (OR ANY SUCCESSOR RULES THERETO). THE PREVAILING PARTY SHALL BE ENTITLED TO REASONABLE ATTORNEYS’ FEES AND OTHER REASONABLE COSTS INCURRED IN CONNECTION WITH THE ARBITRATION, PLUS INTEREST ON THE AMOUNT OF ANY AWARD. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. THE PROVISIONS OF THIS SECTION 16 SHALL SURVIVE A TERMINATION OF THIS AGREEMENT.

ASSENT TO ARBITRATION PROVISION

NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE FOREGOING "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

_____________________________            ____________________________
Initials of Guarantor                    Initials of Purchaser

17.    Notices. All notices, demands and other communications required or permitted hereunder shall be in writing, personally delivered, delivered by Federal Express or another nationally recognized overnight commercial courier, or sent by e-mail transmission, provided that in the event of an e-mail transmission a confirming copy is simultaneously sent by Federal Express or other nationally recognized overnight commercial courier:

If to Guarantor:

Ohana Real Estate Holdings LLC
c/o Ohana Real Estate Investors LLC
1991 Broadway Street, Suite 140
Redwood City, California 94063
Attention: Christopher Smith
Email: csmith@ohanare.com

With a copy to:

Dentons US, LLP
2398 East Camelback Road, Suite 850
Phoenix, Arizona 85016
Attention: Richard F. Ross, Esq.
Email: rick.ross@dentons.com

If to Purchaser:

SHR MLB, LLC
c/o Strategic Hotels & Resorts, Inc.
200 W. Madison Street
Suite 1700
Chicago, IL 60606
Attention: Paula C. Maggio, Esq.
Email: pmaggio@strategichotels.com

And

Strategic Hotels & Resorts, Inc.
200 W. Madison Street
Suite 1700
Chicago, IL 60606
Attention: Paula C. Maggio, Esq.
Email: pmaggio@strategichotels.com

With a copy to:

Greenberg Traurig, LLP
1840 Century Park East, Suite 1900
Los Angeles, CA 90067
Attention: Gregg Bernhard, Esq.
Email: bernhardg@gtlaw.com

Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 10.

18.    Reinstatement of Guaranteed Obligations. If at any time all or any part of any payment made by Guarantor or received by Purchaser from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Guarantor), and is in fact so rescinded and returned to Guarantor or Purchaser, then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the greatest extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Purchaser, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.

19.    Representations and Warranties. Guarantor represents and warrants to Purchaser as follows:

(a)    Guarantor has the power and authority to execute, deliver and perform this Guaranty. Guarantor has taken all necessary action to authorize its execution, delivery and performance of this Guaranty. No consent, approval or authorization of, or declaration or filing with, any governmental authority, and no consent of any person or entity, is required in connection with Guarantor’s execution, delivery and performance of this Guaranty.

(b)    This Guaranty has been duly executed and delivered, by Guarantor, and constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms without defense, setoff, or counterclaim, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors’ rights generally and by general principles of equity.

(c)    Guarantor’s execution, delivery and performance of this Guaranty does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any lien upon the property of the Guarantor by reason of the terms of: (i) any contract, mortgage, lease, agreement, indenture or instrument to which Guarantor is a party or which is binding upon Guarantor; or (ii) any judgment, applicable law, statute, rule or governmental regulation applicable to Guarantor. Guarantor shall not enter into any agreement that conflicts with or violates the terms of this Guaranty.

20.    Waiver. The excuse or waiver of the performance by either Guarantor or Purchaser of any obligation of the other under this Guaranty shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No failure on the part of Purchaser to exercise, and no delay in exercising any right or remedy shall constitute a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right, and no waiver by Guarantor or Purchaser of the breach of any covenant or condition of this Guaranty shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Guaranty.

21.    No Third Party Benefited. No term or provision of this Guaranty is intended to be, nor shall any term or provision of this Agreement be construed to be, for the benefit of any person or entity other than Purchaser, and no such other person or entity shall have any right or cause of action hereunder.

22.    Cumulative Remedies. No remedy under this Guaranty or under the Purchase Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under the Purchase Agreement, and those provided by law or in equity.

23.    Severability. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

24.    Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Purchaser pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by the parties to be bound. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in similar or other circumstances.

IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.

OHANA REAL ESTATE HOLDINGS LLC,
a Delaware liability company
By:
Name: Chris Smith
Its: President

Exhibit 8.2(a) to Purchase and Sale Agreement
FORM OF GRANT DEED
RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:
Greenberg Traurig, LLP
1840 Century Park East, Suite 1900
Los Angeles, CA 90067
Attention: Gregg Bernhard, Esq.
MAIL TAX
STATEMENTS TO:
DePasquale, Kelley & Company
19200 Von Karman Avenue, Suite 1000
Irvine, CA 92612
Attention: James DePasquale
APN: 656-451-01, 02, 04;
656-441-18, 21, 24, 25, 27
656-191-39

(Space Above for Recorder’s Use)

The undersigned grantor declares:
Documentary Transfer Tax is $
( )    computed on full value of property conveyed; or
( x )    computed on full value less value of liens and encumbrances remaining at time of sale,
( )    Unincorporated area; (x) City of Laguna Beach

GRANT DEED
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, LAGUNA BEACH LUXURY HOTEL LLC, a Delaware limited liability company (“Grantor”) does hereby GRANT to SHR MLB, LLC, a Delaware limited liability company, all of that certain real property in the City of Laguna Beach, County of Orange, State of California, as more particularly described in Exhibit A attached hereto and made a part hereof (the “Land”), together with (i) any and all structures and improvements located thereon; and (ii) all of Grantor’s right, title and interest in and to the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances to the extent belonging or appertaining to the Land or such structures and improvements.

This Grant Deed is made and accepted subject to all easements, covenants, conditions, restrictions, encumbrances and other matters of record; the rights of tenants, as tenants only, under unrecorded leases, with no rights of first refusal, first offer, or options to purchase; and non-delinquent real property taxes.
IN WITNESS WHEREOF, Grantor has caused this instrument to be executed on this ____ day of January 2015.
“GRANTOR”
LAGUNA BEACH LUXURY HOTEL LLC
a Delaware limited liability company
By:
Name: G. Christopher Smith
Title: President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
)
COUNTY OF _____________________	)

On January _____, 2015, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Notary Public

Exhibit A to Grant Deed
Legal Description
All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel A:

Lots 17 and 18 and Lettered Lots A, C, E, J and K of Tract No. 15497, in the City of Laguna Beach, County of Orange, State of California, as shown on a Map filed in Book 827, pages 16 through 26 inclusive of Miscellaneous Maps, Records of Orange County, California.

Parcel B: (formerly Lettered Lot F of Tract No. 15497)

Parcel 2 as shown on Exhibit “B” attached to Lot Line Adjustment No. LL-02-12, recorded December 11, 2002 as Instrument No. 2002001125723 of Official Records, and re-recorded February 10, 2003 as Instrument No. 2003000150452 of Official Records.

Parcel C:

A perpetual easement for the purpose of a storm drain and maintenance of all storm drains and storm drain facilities, in, on, over, under, above and across those portions of Lots “H” and “I” of Tract No. 15497, as shown on a Map recorded in Book 827, Pages 16 to 26 inclusive of Miscellaneous Maps, Records of Orange County, California, included within the land described in that certain grant of storm drain easement between the City of Laguna Beach, a municipal corporation, grantor and Five Star Resort, LLC, a Delaware limited liability company, grantee, dated June 19, 2002, recorded June 20, 2002 as Instrument No. 20020519671 of Official Records of Orange County, California.

Parcel D:

Appurtenant, non-exclusive easements for common maintenance area and common maintenance area ingress and egress; private storm drain purposes; and support as said easements are set forth and defined in Sections 3.2, 3.3 and 3.4.2 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel E:

An easement for view corridor maintenance as set forth and defined in Section 3.4.3 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel F:

Parcel 2, as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California.

Parcel G:

A non-exclusive easement for ingress and egress over Parcel 1 as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California, as set forth and defined in that certain grant deed recorded September 15, 1997 as Instrument No. 97-0449412 of Official Records of Orange County, California, and as clarified by that certain Agreement Regarding Reserved Easement for Ingress and Egress recorded August 6, 2014 as Instrument No. 2014000316578 of Official Records of Orange County, California.

Assessor's Parcel No.: 656-451-01, 02, 04; 656-441-18, 21, 24, 25, 27; 656-191-39

Exhibit 8.2(b) to Purchase and Sale Agreement
FORM OF BILL OF SALE
BILL OF SALE, ASSIGNMENT OF PROPERTY CONTRACTS AND GENERAL ASSIGNMENT
This BILL OF SALE AND GENERAL ASSIGNMENT (this “Assignment”) is made as of this [•] day of January 2015, from Laguna Beach Luxury Hotel LLC, a Delaware limited liability company, having an office at c/o Ohana Real Estate Investors LLC, 1991 Broadway Street, Suite 140, Redwood City, California 94063 (“Seller”) to and for the benefit of DTRS MLB, LLC, a Delaware limited liability company, having an office at c/o Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, IL 60606 (“Purchaser”).
WHEREAS, in connection with the conveyance of the hotel known as the Montage - Laguna Beach (the “Hotel”) and located at the real property described on Exhibit A attached hereto (the “Real Property”) pursuant to that certain Purchase and Sale Agreement and Escrow Instructions by and among Seller, Ohana Real Estate Holdings LLC, Strategic Hotels & Resorts, Inc., a Maryland corporation, and SHR MLB, LLC, a Delaware limited liability company (“SHR”), dated January [•], 2015 (the “Purchase Agreement”), Seller hereby conveys, transfers, sets over and assigns to Purchaser all of Seller’s right, title and interest in and to all (i) personal property owned or leased by Seller installed or located on or at the Real Property, or stored off of the Real Property, and used or to be used in connection with the operation and maintenance of the Hotel (collectively, the “Personal Property”); (ii) intangible assets of any nature relating to the Real Property, the improvements located thereon (the “Improvements”) or the operation or management of the Hotel, including all of Seller’s right, title and interest, if any, in and to all (a) warranties, guaranties, indemnities and claims relating to the Personal Property, the Improvements or the Hotel, (b) all licenses, permits, development rights, and approvals relating to the Real Property, the Improvements and the use, occupancy, operation or management of the Hotel, other than those that are required to be held by SHR, as the owner of the Hotel (which licenses, permits, development rights, and approvals are hereby conveyed, transferred, set over and assigned to SHR), (c) all plans, specifications, drawings, surveys, engineering and other design products, soil tests and reports, other technical descriptions and documents, advertising material, trade names, trademarks, intellectual property, telephone exchange numbers and other intangible personal property of Seller relating to the Real Property, the Improvements or the Hotel, in each case to the extent that Seller is entitled to transfer or assign the same (collectively, the “Intangible Property”); (iii) all service, supply, and equipment rental contracts affecting or executed in connection with the Real Property and the Improvements, including those listed on Schedule 1 of this Assignment (collectively, the “Property Contracts”); (iv) books, records, files, guest registers, rental and reservation records, employment records, maintenance records, and any customer or guest lists maintained by Seller or by the manager of the Hotel on behalf of Seller (including any electronic data) and used in connection with the ownership, use, operation and/or maintenance of the Hotel, (v) the existing insurance policies and coverages relating to the Real Property, Improvements or the Hotel, including any existing policies providing general liability, operational liability (including innkeepers' liability and liquor liability), business interruption, fire and casualty coverage; (vi) the Proration Transfer Items

(as such term is defined in in the Purchase Agreement), and (vii) the Rental Management Agreements and the Rental Management Reserves and Funds (as each such term is defined in the Purchase Agreement), but in each case excluding the property exclusions described in Section 1.2 of the Purchase Agreement. Seller represents and warrants to SHR that, except in connection with the Existing Financing (as defined in the Purchase Agreement), Seller owns good and marketable title to, and has not pledged, hypothecated or collaterally assigned any of the Personal Property, the Intangible Property, the Property Contracts, the insurance policies described in the immediately preceding clause (v), the Proration Transfer Items, or the items described in the immediately preceding clause (vii), and Seller has not granted any lien, security interest or other encumbrance on any of the foregoing.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as required by the Purchase Agreement, Seller does hereby sell, deliver, transfer, set-over and assign unto Purchaser (other than as set forth in item (ii)(b) above) the items described in the preceding clauses (i) through (vii) in their “AS IS” condition without express or implied warranty of any kind or nature except only as expressly set forth in the Purchase Agreement or this Assignment, to have and to hold the same unto Purchaser and Purchaser’s successors and assigns, forever.
Seller hereby agrees to indemnify and save harmless SHR, Purchaser, and their respective successors and assigns from and against all costs, expenses and liabilities of Seller and the manager of the Hotel under the Property Contracts arising or accruing with respect to the period before and through the day immediately preceding the date hereof, and Purchaser hereby agrees to indemnify and hold Seller, its successors and assigns harmless against all costs, expenses and liabilities of the owner of the Hotel under the Property Contracts listed on Schedule 1 attached hereto arising on and after the date hereof.
By its execution of this Assignment, Purchaser hereby accepts the assignment of the Property Contracts listed on Schedule 1 attached and assumes and agrees to perform timely and discharge all of Seller’s obligations, covenants, and agreements under such Property Contracts arising from and after the date hereof.
This Assignment shall be governed by the laws of the State of California.
All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.
No modification, waiver, amendment, discharge, change or termination of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, change or termination is or may be sought.
This Assignment may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.
Nothing in this Assignment shall be construed to limit, increase, discharge, mitigate or release any obligation or otherwise affect any right of any party set forth or provided for in the

Purchase Agreement. In the event of any inconsistency among the terms of this Assignment and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern.
[Signature page follows]
IN WITNESS WHEREOF, Seller and Purchaser have duly executed this Assignment as of the date first above written.
SELLER:

LAGUNA BEACH LUXURY HOTEL LLC

By:
Name: _______________________
Title: _________________________
PURCHASER:

DTRS MLB, LLC
By: __________________________
Name: _______________________
Title: ________________________

Exhibit A to Bill of Sale and General Assignment

Legal Description
All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel A:

Lots 17 and 18 and Lettered Lots A, C, E, J and K of Tract No. 15497, in the City of Laguna Beach, County of Orange, State of California, as shown on a Map filed in Book 827, pages 16 through 26 inclusive of Miscellaneous Maps, Records of Orange County, California.

Parcel B: (formerly Lettered Lot F of Tract No. 15497)

Parcel 2 as shown on Exhibit “B” attached to Lot Line Adjustment No. LL-02-12, recorded December 11, 2002 as Instrument No. 2002001125723 of Official Records, and re-recorded February 10, 2003 as Instrument No. 2003000150452 of Official Records.

Parcel C:

A perpetual easement for the purpose of a storm drain and maintenance of all storm drains and storm drain facilities, in, on, over, under, above and across those portions of Lots “H” and “I” of Tract No. 15497, as shown on a Map recorded in Book 827, Pages 16 to 26 inclusive of Miscellaneous Maps, Records of Orange County, California, included within the land described in that certain grant of storm drain easement between the City of Laguna Beach, a municipal corporation, grantor and Five Star Resort, LLC, a Delaware limited liability company, grantee, dated June 19, 2002, recorded June 20, 2002 as Instrument No. 20020519671 of Official Records of Orange County, California.

Parcel D:

Appurtenant, non-exclusive easements for common maintenance area and common maintenance area ingress and egress; private storm drain purposes; and support as said easements are set forth and defined in Sections 3.2, 3.3 and 3.4.2 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel E:

An easement for view corridor maintenance as set forth and defined in Section 3.4.3 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel F:

Parcel 2, as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California.

Parcel G:

A non-exclusive easement for ingress and egress over Parcel 1 as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California, as set forth and defined in that certain grant deed recorded September 15, 1997 as Instrument No. 97-0449412 of Official Records of Orange County, California, and as clarified by that certain Agreement Regarding Reserved Easement for Ingress and Egress recorded August 6, 2014 as Instrument No. 2014000316578 of Official Records of Orange County, California.

Assessor's Parcel No.: 656-451-01, 02, 04; 656-441-18, 21, 24, 25, 27; 656-191-39

Schedule 1 to Bill of Sale and General Assignment

Property Contracts

Folder	File Name
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	BMI LICENSE
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	ASCAP LICENSE_20140110120354
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	CITRIX - EULA Agreement
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	MICROSOFT LICENSE (1)
LAGUNA BEACH - SHR/Contracts/45. & 46. Permits and Licenses	MICROSOFT LICENSE (2)
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	Tubis Rental Agreement 2014
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	Tubis RA Termination Notice_102314.pdf
LAGUNA BEACH - SHR/42. Rooms Agreements	Cygan Rental Agreement 2012
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	11 Shreve Fully Executed RMA
LAGUNA BEACH - SHR/Contracts/Rooms Agreements	2013 Salta Rental Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2013-2014 MICROS MSA renewal Montage Laguna_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	AccuBar Support Options_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ADSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ADSI Terms
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ADSI Terms – email
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Advanced Stone & Tile - Marble Restoration - Spa Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Albertson’s Parking – Full Agreement_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Andrade Architects - Design Svcs - Cabana Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ASPIRE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ATI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ATI - Oct 2013 to 2014_pdf

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	AZDS INTERACTIVE GROUP
LAGUNA BEACH - SHR/Contracts/47. Service contracts	BANCTEC
LAGUNA BEACH - SHR/Contracts/47. Service contracts	CASH ALT ATM
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Cash Alternatives ATM Placement Agreement (2011-2014)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Commercial Aquatic Services - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	CONTRACT SERVICES GROUP
LAGUNA BEACH - SHR/Contracts/47. Service contracts	DELPHI - Initial Agreemen
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Delphi Crystal Report Annual Support 2014_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	DEMANDFORCE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Diana Christinson SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	EASYRMS
LAGUNA BEACH - SHR/Contracts/47. Service contracts	EASYRMS Signed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ELAVON - CORPORATE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Elavon Annual Support Feb 2013 to 2014_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Emerson's Locksmith - Lock Replacements - Spa Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ER 4th Amendment Effective 1.1.12
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Evention MLB_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Evention Software & Services Agreement (2013-2014)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts 2004
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts 2005
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Addendum #3_001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Addendum 2_001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Addendum1_001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Amendment#1
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Amendment#2
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Amendment#3

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Exclusive Resorts Extension
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FACILITEC_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FedEx High value addendum_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FEDEX PRICING AGREEMENT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FG HOSPITALITY CONSULTING_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FORBES - GLOBAL STAR RATING
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FORBES TRAVEL GUIDE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Fully Executed Mission Specific Residential Security Shuttle Agreement_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	GILCHRIST SOAMES
LAGUNA BEACH - SHR/Contracts/47. Service contracts	GILCHRIST & SOAMES Signed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IDENTICARD
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IDENTICARD (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Impeccable Image
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IRON MOUNTAIN
LAGUNA BEACH - SHR/Contracts/47. Service contracts	IRON MOUNTAIN (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	JUDGEBUILT CARPET & FABRIC
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LAMILL (1)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LAMILL (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LBH+BAMS+MSA
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LBLH Final Sprint-Nextel Amendment 3-16-09
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet 2008 FTG Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet 2008 SignatureTV Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet CSMA Agreement - IB Executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	LodgeNet FTG License Agreement- IB Executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Lodgenet Media DS_158 Workorder
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MARKET METRIX (1)

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MARKET METRIX (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MHLB Montage Parking Agreement 2010_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Michele and Meyrad SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MTECH - SaaS 090308
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MTECH - SOSuitei 6-18-13
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER - Current agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER - Initial Signed Agreement (1)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	NATURA WATER - Initial Signed Agreement (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OC Security Signed Vendor Agreement_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OnTrack Agreement Montage Laguna Beach - OnTrack - EXECUTED 020811_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - LOFT AT MONTAGE LAGUNA BEACH
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - MONTAGE BANQUETS
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - STUDIO AT MONTAGE LAGUNA BEACH
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPEN TABLE - STUDIO AT MONTAGE LAGUNA BEACH (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Opera Annual Support_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPERA MICROS - Current
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OPERA.MICROS - Original
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Paddle Board Bliss SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Richard Williams Contract - executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Rob Glick SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SDD JAZZ CONTRACT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SHUTTLE VANS - GUARANTEE OF TITLE
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement FTG
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement FTG
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement GP

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement GP
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Agreement Public Viewing
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Amendment
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SONIFI Letter Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SPECIALIZED SERVICES . TSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SPECIALIZED SERVICES . TSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Sprint MLB_pdf
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Stuart Sherman Agreement - Fully Executed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TRAVELCLICK AGENCY360
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TRAVELCLICK RATE360
LAGUNA BEACH - SHR/Contracts/47. Service contracts	US Bank_CBE_GE CAPITAL COPY PRINT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Walsh Flooring - Spa Carpet Replacement - Spa Renovation
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Trade Agreement_Iron Grip and MLB
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB - ADSI Terms - email
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB - Fully Executed Mission Specific Residential Security Shuttle Agreement
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB - RGIS Contract
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -ADSI
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Anne Salcedo Contract
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Diana Christinson SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Michele and Meyrad SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Paddle Board Bliss SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB Residence Rental Management Agreement Form
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -Rob Glick SPA Contract 2014
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -SHERMAN FOOD CONSULTING AGREEMENT
LAGUNA BEACH - SHR/Contracts/Consulting Contracts	MLB -SPECIALIZED SERVICES . TSI
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2014 dba Mission Specific Residential Security & Shuttle Agreement

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2014 OCVA BOD Partnership Invoice
LAGUNA BEACH - SHR/Contracts/47. Service contracts	All Star Industrial Door - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Ambius - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	American Telesource (ATI)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Antbusters - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	AntBusters Service Agreement - 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Automated Signature Technology support renewal Aug 2014-2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Batteries Plus - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	California Boiler - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	California Boiler - S14-002
LAGUNA BEACH - SHR/Contracts/47. Service contracts	California Boiler - Svc Agreement 2014 (Scheduled Maintenance)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ChemSearch-FE - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Christopherson Fire Protection - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	CleanBlu, Inc. - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	COCA COLA Freestyle Machine
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Concrete Coring Company - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Construction Hardware - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Control Technologies - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Crystal Glass & Mirror - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Cummins Pacific - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	DECLARATION SERVICES INC_Fully Executed 031914
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Dell- MONTAGE LAGUNA BEACH 100614 2014-2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Diaz Gates - Service Agreement 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Diversified Thermal Svcs - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Doctor Teak - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Doheny Plumbing - S14-001

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Ductz of Orange County - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Echo Cart Services - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	eMOBUS 09242014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Evans Roofing - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Facilitec West - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Facilities Protection Systems - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Florrestore Surface Solutions - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	FORTE 2014 ADVERTISING CONTRACT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Fulkra - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Go Concierge
LAGUNA BEACH - SHR/Contracts/47. Service contracts	H2O Backflow Service - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Hackney Electric - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Hobart - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	HOTSOS Renewal Quote
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Hydrologix - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Impeccable Image - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	InvoTech Invoice # 19161 2014-2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Joven Sales & Service - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Kelleher Equipment - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Laguna Construction & Builder - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Laguna Flooring Co - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Laguna Window Washing - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Lutron - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Mission Viejo Glass - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Mobile Fire Extinguisher - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Nalco Company - S14-001

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Native Soil Gardens - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Newport TV - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	OmniConcepts - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Otis - S12-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Pacific Architectural Millwork - Svc Agreement 2014 (T&M)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Pollution Control Specialists - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Precision Wallcovering - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	PREMIER PATIO
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Pyro-Comm Systems - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	R&R Flooring - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	RADIANT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Red Hawk - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Renue Systems - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Saddleback Golf Cars - Svc Agreement S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Safety-Kleen Systems - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Saflok
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Service Solutions Group - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Sierra Analytical Labs - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Signature 2015 Contract
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Sotter Engineering - Svc Contract S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	South Coast Lock & Safe - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SSI Housekeeping and Laundry
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SSI Stewarding 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Steve's Iron - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	SYMANTEC
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TELEPACIFIC

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	TELEPACIFIC (2)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Tennant Sales & Service Co - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	The Friedman Group
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Trane Company - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Triple A Pumping & Jetting - S13-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Triton Air - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	United Storm Water - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Valley Crest Tree Company - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	ValleyCrest Landscape - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	VIP LIMOS
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Virtuoso 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	VMWARE SUPPORT
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Vortex Industries - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Walsh Flooring - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Waterline Technologies - Svc Contract - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Western State Design - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Wood World Custom Design - S14-001
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Wood World Svc Agreement - 2015
LAGUNA BEACH - SHR/Contracts/47. Service contracts	XFalonry - Service Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Your City Termite & Pest Mgmt - Svc Agreement 2014
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Zumasys 2014 Annual Support Signed
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Anne Salcedo Contract
LAGUNA BEACH - SHR/Contracts/47. Service contracts	JUDGEBUILT CARPET & FABRIC 2014
Laguna Beach - SHR/49.Construction/Reno Contracts	Aliso Secreast AIA Contract Signed
Laguna Beach - SHR/49.Construction/Reno Contracts	MLBCEP2014051 - Purchasing Office Remodel - Phase I
Laguna Beach - SHR/49.Construction/Reno Contracts	MLBCEP2014131 - Shingle Siding Project

Folder	File Name
LAGUNA BEACH - SHR/Contracts/47. Service contracts	MLB_Fun is First Trade Agreement
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Preferred Hotels Agreement – Fully Executed (2012-2014)
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Radiant Contract 011413

Exhibit 8.2(c) to Purchase and Sale Agreement
FORM OF ASSIGNMENT OF LEASES

ASSIGNMENT AND ASSUMPTION OF LEASES
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made as of this ___day of January, 2015, from Laguna Beach Luxury Hotel LLC, a Delaware limited liability company, having an office at c/o Ohana Real Estate Investors LLC, 1991 Broadway Street, Suite 140, Redwood City, California 94063 (“Assignor”) to and for the benefit of DTRS MLB, LLC, a Delaware limited liability company, having an office at c/o Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, IL 60606 (“Assignee”).
R E C I T A L S
1.    Assignor is the owner of the hotel commonly known as the Montage - Laguna Beach and located at the real property more particularly described in Exhibit A attached hereto and incorporated herein (the “Property”).
2.    Assignor has on the date hereof (the “Closing Date”) conveyed all of its interest in the Property to Assignee pursuant to that certain Purchase and Sale Agreement and Escrow Instructions by and among Assignor, Ohana Real Estate Holdings LLC, Strategic Hotels & Resorts, Inc., a Maryland corporation, and SHR MLB, LLC, a Delaware limited liability company (“SHR”), dated January [•], 2015 (the “Purchase Agreement”).
3.    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as required by the Purchase Agreement, Assignor has agreed to transfer and assign to Assignee all of Assignor’s right, title and interest in, to and under the leases and other occupancy agreements covering any portion of the Property as set forth on Exhibit B attached hereto and incorporated herein (collectively, the “Leases”), and Assignee has agreed to assume Assignor’s obligations under the Leases arising on or after the Closing Date, in each case on the terms and conditions set forth in this Assignment.
A G R E E M E N T
NOW, THEREFORE, Assignor hereby transfers, sets over and assigns to Assignee, all right, title and interest of Assignor in, to and under the Leases, including the right to receive payments due and to become due thereunder on or after the Closing Date and any of Assignor’s rights, if any, in the Tenant Deposits (as defined in the Purchase Agreement), but subject to the terms of the Purchase Agreement which survive such assignment and the conveyance of the Property to Assignee.

Assignor represents and warrants that:
(a) it is the owner of the Leases free and clear of any claims except valid claims, if any, of the tenants to the return of the Tenant Deposits and any interest held by the lender under the Existing Financing (as defined in the Purchase Agreement); and
(b) Exhibit B attached hereto is a true and complete list of all leases and other occupancy agreements in effect and affecting the Property as of the date hereof, and is otherwise accurate in all material respects.
Assignor hereby agrees to indemnify and save harmless SHR, Assignee and their respective successors and assigns from and against all costs, expenses and liabilities of the lessor under the Leases arising or accruing with respect to the period before and through the day immediately preceding the Closing Date, and Assignee hereby agrees to indemnify and hold Assignor, its successors and assigns harmless against all costs, expenses and liabilities of the lessor under the Leases arising with respect to the period from and including the Closing Date. It is expressly agreed that, subject to the terms of the Purchase Agreement which survive such assignment and the conveyance of the Property to Assignee, Assignor shall not be responsible to the lessees under the Leases for the discharge and performance of any and all duties and obligations hereafter arising and to be performed and/or discharged by the lessor thereunder from and after the date hereof, including Assignee’s duty and obligation to return the Tenant Deposits to lessees.
By its execution of this Assignment, Assignee hereby accepts the assignment of the Leases and assumes and agrees to perform timely and discharge all of Assignor’s obligations, covenants, and agreements under the Leases arising from and after the date hereof.
This Assignment shall be governed by the laws of the State of California.
Except as expressly set forth in the Purchase Agreement or this Assignment, Assignor makes no representation or warranty in connection with this Assignment.
All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.
No modification, waiver, amendment, discharge, change or termination of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, change or termination is or may be sought.
This Assignment may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.
Nothing in this Assignment shall be construed to limit, increase, discharge, mitigate or release any obligation or otherwise affect any right of any party set forth or provided for in the Purchase Agreement. In the event of any inconsistency among the terms of this Assignment and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern.
[Signature page follows]

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.
ASSIGNOR:

LAGUNA BEACH LUXURY HOTEL LLC

By:
Name: _______________________
Title: _________________________
ASSIGNEE:

____________________________________
By: ________________________
Name: ________________________
Title: _________________________

Exhibit A to Assignment and Assumption of Leases

Legal Description
All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel A:

Lots 17 and 18 and Lettered Lots A, C, E, J and K of Tract No. 15497, in the City of Laguna Beach, County of Orange, State of California, as shown on a Map filed in Book 827, pages 16 through 26 inclusive of Miscellaneous Maps, Records of Orange County, California.

Parcel B: (formerly Lettered Lot F of Tract No. 15497)

Parcel 2 as shown on Exhibit “B” attached to Lot Line Adjustment No. LL-02-12, recorded December 11, 2002 as Instrument No. 2002001125723 of Official Records, and re-recorded February 10, 2003 as Instrument No. 2003000150452 of Official Records.

Parcel C:

A perpetual easement for the purpose of a storm drain and maintenance of all storm drains and storm drain facilities, in, on, over, under, above and across those portions of Lots “H” and “I” of Tract No. 15497, as shown on a Map recorded in Book 827, Pages 16 to 26 inclusive of Miscellaneous Maps, Records of Orange County, California, included within the land described in that certain grant of storm drain easement between the City of Laguna Beach, a municipal corporation, grantor and Five Star Resort, LLC, a Delaware limited liability company, grantee, dated June 19, 2002, recorded June 20, 2002 as Instrument No. 20020519671 of Official Records of Orange County, California.

Parcel D:

Appurtenant, non-exclusive easements for common maintenance area and common maintenance area ingress and egress; private storm drain purposes; and support as said easements are set forth and defined in Sections 3.2, 3.3 and 3.4.2 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel E:

An easement for view corridor maintenance as set forth and defined in Section 3.4.3 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna

Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel F:

Parcel 2, as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California.

Parcel G:

A non-exclusive easement for ingress and egress over Parcel 1 as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California, as set forth and defined in that certain grant deed recorded September 15, 1997 as Instrument No. 97-0449412 of Official Records of Orange County, California, and as clarified by that certain Agreement Regarding Reserved Easement for Ingress and Egress recorded August 6, 2014 as Instrument No. 2014000316578 of Official Records of Orange County, California.

Assessor's Parcel No.: 656-451-01, 02, 04; 656-441-18, 21, 24, 25, 27; 656-191-39

Exhibit B to Assignment and Assumption of Leases

Leases

Folder	Agreement	Tenant	Security Deposit Amount
LAGUNA BEACH - SHR/Contracts/Lease Agreements	AT&T LA3063 1st Amendment to Lease	New Cingular Wireless	n/a
LAGUNA BEACH - SHR/ Contracts/Lease Agreements	AT&T LA3063 Option and Lease Agreement	New Cingular Wireless	n/a
LAGUNA BEACH - SHR/ Contracts/Lease Agreements	Executed Lugano Diamonds Retail Lease Agreement	Lugano Diamonds and Retail	$7,500.00
LAGUNA BEACH - SHR/Contracts/Lease Agreements	Exhibit C - Lugano - Notice of Lease Term Dates & Tenant's Share of Common Area Costs - Signed 9.11.13	Lugano Diamonds and Retail	n/a
LAGUNA BEACH - SHR/Contracts/Lease Agreements	HOM, Sotheby's, Executed Lease	HOM Real Estate Group Incorporated	$2,692.74
LAGUNA BEACH - SHR/Contracts/Lease Agreements	Kim Vo Salon Management Agreement (2009-2014)	Kim Vo	n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Cygan_20140605114315		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Judson_20140605125803		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Deifik_20140605130736		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+M.+Cormie_20140605113144		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Mellor_20140605113525		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Hazen_20140605130511		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Morris_20140605130844		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Mostyn_20140605125644		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Sherwood_20140605130355		n/a

Folder	Agreement	Tenant	Security Deposit Amount
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Angell_20140605114219		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Cloobeck_20140605130225		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Lee+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Murdoch+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Reiman+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Roitman+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Salta+2014+Amenity+Agreement+		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	2014 AGREEMENT FEE RECORD		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Tubis_20140605130629		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Walsh_20140605113726		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-+Wilson_20140605114059		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Agreement-Vanech_20140605130122		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Aitken+2014+Amenity+Agreement		n/a
LAGUNA BEACH - SHR/Contracts/47. Service contracts	Herzstein+2014+Amenity+Agreement+		n/a

Exhibit 8.2(e) to Purchase and Sale Agreement
FORM OF ASSIGNMENT OF RESERVATIONS AND RESERVATION DEPOSITS

ASSIGNMENT OF RESERVATIONS AND RESERVATION DEPOSITS
THIS ASSIGNMENT OF RESERVATIONS AND RESERVATION DEPOSITS (this “Assignment”) is made as of this ___day of [•], 201__, from Laguna Beach Luxury Hotel LLC, a Delaware limited liability company, having an office at c/o Ohana Real Estate Investors LLC, 1991 Broadway Street, Suite 140, Redwood City, California 94063 (“Assignor”) to and for the benefit of DTRS MLB, LLC, a Delaware limited liability company, having an office at c/o Strategic Hotels & Resorts, Inc., 200 W. Madison Street, Suite 1700, Chicago, IL 60606 (“Assignee”).
R E C I T A L S
A.     Assignor is the owner of the hotel commonly known as The Montage - Laguna Beach at located at real property more particularly described in Exhibit A attached hereto and incorporated herein (the “Property”).
B.     Assignor has on the date hereof (the “Closing Date”) conveyed all of its interest in Property to Assignee pursuant to that certain Purchase and Sale Agreement and Escrow Instructions by and among Assignor, Ohana Real Estate Holdings LLC, Strategic Hotels & Resorts, Inc., a Maryland corporation, and SHR MLB, LLC, a Delaware limited liability company (“SHR”), dated January [•], 2015 (the “Purchase Agreement”).
C.     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as required by the Purchase Agreement, Assignor has agreed to transfer and assign to Assignee all of Assignor’s right, title and interest, if any, in and to any commitments or reservations for the use of any guest rooms, banquet facilities, convention facilities, meeting rooms or any other improvements at the Property scheduled to occur on or after the date hereof (the “Reservations”), together will all deposits, if any, under the Reservations (the “Reservation Deposits”), all as set forth on Schedule A attached hereto and made a part hereof.
NOW, THEREFORE, Assignor hereby transfers, sets over and assigns to Assignee all right, title and interest of Assignor in and to the Reservations, the right to receive payments due and to become due thereunder on or after the Closing Date and any of Assignor’s rights in the Reservation Deposits, if any, but subject to the terms of the Purchase Agreement which survive such assignment and the conveyance of the Property to Assignee.
Assignor represents and warrants that it is the owner of the Reservations free and clear of any claims except valid claims, if any, of the guests to the return of the Reservation Deposits and any interest held by the lender under the Existing Financing (as defined in the Purchase Agreement); and

Assignor hereby agrees to indemnify and save harmless SHR, Assignee and their respective successors and assigns from and against all costs, expenses and liabilities regarding the Reservations arising or accruing with respect to the period before and through the day immediately preceding the Closing Date, and Assignee hereby agrees to indemnify and hold Assignor, its successors and assigns harmless against all costs, expenses and liabilities regarding the Reservations identified in Schedule A attached hereto arising or accruing on or after the Closing Date. It is expressly agreed that Assignor shall not be responsible to the guests under the Reservations for the discharge and performance of any and all duties and obligations hereafter accruing with respect to the Reservations and to be performed and/or discharged by Assignee from and after the date hereof, including Assignee’s duty and obligation to return the Reservation Deposits to guests.
By its execution of this Assignment, Assignee hereby accepts the assignment of the Reservations identified in Schedule A attached hereto, and assumes and agrees to perform timely and discharge all of Assignor’s obligations, covenants, and agreements under such Reservations accruing from and after the date hereof.
This Assignment shall be governed by the laws of the State of California.
Except as expressly set forth in the Purchase Agreement or this Assignment, Assignor makes no representation or warranty in connection with this Assignment and this Assignment is made without recourse to Assignor.
All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.
No modification, waiver, amendment, discharge, change or termination of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, change or termination is or may be sought.
This Assignment may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.
Nothing in this Assignment shall be construed to limit, increase, discharge, mitigate or release any obligation or otherwise affect any right of any party set forth or provided for in the Purchase Agreement. In the event of any inconsistency among the terms of this Assignment and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern.
[Signature page follows]

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.
ASSIGNOR:

LAGUNA BEACH LUXURY HOTEL LLC

By:
Name: ________________________
Title: _________________________
ASSIGNEE:

DTRS MLB, LLC
By: __________________________
Name: ________________________
Title: _________________________

Exhibit A to Assignment and Assumption of Reservations and Booking Deposits
Legal Description

All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel A:

Lots 17 and 18 and Lettered Lots A, C, E, J and K of Tract No. 15497, in the City of Laguna Beach, County of Orange, State of California, as shown on a Map filed in Book 827, pages 16 through 26 inclusive of Miscellaneous Maps, Records of Orange County, California.

Parcel B: (formerly Lettered Lot F of Tract No. 15497)

Parcel 2 as shown on Exhibit “B” attached to Lot Line Adjustment No. LL-02-12, recorded December 11, 2002 as Instrument No. 2002001125723 of Official Records, and re-recorded February 10, 2003 as Instrument No. 2003000150452 of Official Records.

Parcel C:

A perpetual easement for the purpose of a storm drain and maintenance of all storm drains and storm drain facilities, in, on, over, under, above and across those portions of Lots “H” and “I” of Tract No. 15497, as shown on a Map recorded in Book 827, Pages 16 to 26 inclusive of Miscellaneous Maps, Records of Orange County, California, included within the land described in that certain grant of storm drain easement between the City of Laguna Beach, a municipal corporation, grantor and Five Star Resort, LLC, a Delaware limited liability company, grantee, dated June 19, 2002, recorded June 20, 2002 as Instrument No. 20020519671 of Official Records of Orange County, California.

Parcel D:

Appurtenant, non-exclusive easements for common maintenance area and common maintenance area ingress and egress; private storm drain purposes; and support as said easements are set forth and defined in Sections 3.2, 3.3 and 3.4.2 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel E:

An easement for view corridor maintenance as set forth and defined in Section 3.4.3 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel F:

Parcel 2, as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California.

Parcel G:

A non-exclusive easement for ingress and egress over Parcel 1 as shown on Exhibit “B” attached to Lot Line Adjustment LL 95-01 recorded November 22, 1995 as Instrument No. 95-0520276 of Official Records of Orange County, California, as set forth and defined in that certain grant deed recorded September 15, 1997 as Instrument No. 97-0449412 of Official Records of Orange County, California, and as clarified by that certain Agreement Regarding Reserved Easement for Ingress and Egress recorded August 6, 2014 as Instrument No. 2014000316578 of Official Records of Orange County, California.

Assessor's Parcel No.: 656-451-01, 02, 04; 656-441-18, 21, 24, 25, 27; 656-191-39

Schedule A to Assignment and Assumption of Reservations and Reservations Deposits

FORM OF RESERVATIONS AND RESERVATION DEPOSITS

[To be attached]

Exhibit 8.2(f) to Purchase and Sale Agreement
FORM OF HOTEL MANAGEMENT AGREEMENT ASSIGNMENT

ASSIGNMENT AND ASSUMPTION OF HOTEL MANAGEMENT AGREEMENT
This ASSIGNMENT AND ASSUMPTION OF HOTEL MANAGEMENT AGREEMENT (this “Assignment”) is made effective as of January ___, 2015 (the “Effective Date”), by and between Laguna Beach Luxury Hotel LLC, a Delaware limited liability company (“Assignor”), and DTRS MLB, LLC, a Delaware limited liability company (“Assignee”).
RECITALS
A.    Assignor and Montage Hotels & Resorts LLC ("Manager") are the current parties to that certain Hotel Management Agreement originally between Laguna Resorts LLC and Manager and dated January 22, 2003, and subsequently assigned to and assumed by Assignor on June 25,2003, as amended by that certain Amendment to Management Agreement dated as of October 13, 2008 (as so assigned and amended, the “Hotel Management Agreement”) with respect to the hotel located in Laguna Beach, California commonly known as the Montage - Laguna Beach (the “Hotel”).
B.    Assignor has on the date hereof (the “Closing Date”) conveyed all of its real property interest in the Hotel to SHR MLB, LLC, a Delaware limited liability company (“Purchaser”), pursuant to that certain Purchase and Sale Agreement and Escrow Instructions by and among Assignor, Ohana Real Estate Holdings LLC, Strategic Hotels & Resorts, Inc., a Maryland corporation, and Purchaser dated January [•], 2015 (the “Purchase Agreement”).
C.    Purchaser has leased the property comprising the Hotel to Assignee pursuant to that certain Lease Agreement dated as of January [•], 2015.
D.    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as required by the Purchase Agreement, Assignor has agreed to transfer and assign to Assignee all of Assignor’s right, title and interest under the Hotel Management Agreement, and Assignee has agreed to assume Assignor’s obligations under the Hotel Management Agreement arising on or after the Closing Date, in each case on the terms and conditions set forth in this Assignment.
A G R E E M E N T
NOW, THEREFORE, Assignor hereby transfers, sets over and assigns to Assignee, all rights, title and interest of Assignor in, to and under the Hotel Management Agreement but (i) reserving the right of Assignor to pursue any claims it may have against Manager with respect to any breach by Manager of the Hotel Management Agreement and/or any gross negligence or willful misconduct by Manager, in each case that occurred prior to the Effective Date; and (ii) subject to the terms of the Purchase Agreement which survive such assignment and the conveyance of the Property to

Assignee. Nothing in such reservation of rights by Assignor is intended to or shall be constructed to in any way limit or restrict Assignee's rights to make any claim against Manager. Assignor represents and warrants that, except as identified in Recital A above, the Hotel Management Agreement has not be amended, modified or assigned, and that Assignor is the holder of the Hotel Management Agreement free and clear of any claims other than any security interest granted the lender under the Existing Financing (as defined in the Purchase Agreement
By its execution of this Assignment, Assignee hereby accepts the assignment of the such rights, title and interest, and assumes and agrees to perform timely and discharge all of Assignor’s obligations, covenants, and agreements under the Hotel Management Agreement arising from and after the date hereof.
Assignor hereby agrees to indemnify and save harmless Purchaser, Assignee and their respective successors and assigns from and against all costs, expenses and liabilities of the owner under the Hotel Management Agreement arising or accruing with respect to the period before and through the day immediately preceding the Closing Date, and Assignee hereby agrees to indemnify and hold Assignor, its successors and assigns harmless against all costs, expenses and liabilities of the owner under the Hotel Management Agreement arising with respect to the period from and including the Closing Date. It is expressly agreed that, subject to the terms of the Purchase Agreement which survive such assignment and the conveyance of the Property to Assignee, Assignor shall not be responsible to the Manager for the discharge and performance of any and all duties and obligations to be performed and/or discharged by the hotel owner thereunder from and after the date hereof.
This Assignment shall be governed by the laws of the State of California.
Except as expressly set forth in the Purchase Agreement or this Assignment, Assignor makes no representation or warranty in connection with this Assignment.
All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.
No modification, waiver, amendment, discharge, change or termination of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, change or termination is or may be sought.
This Assignment may be executed in any number of counterparts, each of which so executed shall be deemed an original; such counterparts shall together constitute but one agreement.
Nothing in this Assignment shall be construed to limit, increase, discharge, mitigate or release any obligation or otherwise affect any right of any party set forth or provided for in the Purchase Agreement. In the event of any inconsistency among the terms of this Assignment and the terms of the Purchase Agreement, the terms of the Purchase Agreement shall govern.
[Signature page follows]

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.
ASSIGNOR:

LAGUNA BEACH LUXURY HOTEL LLC

By:    ______________________________
Name: ______________________________
Title: _______________________________

ASSIGNEE:

DTRS MLB, LLC

By:     ______________________________
Name: ______________________________
Title: _______________________________

Exhibit 8.2(g) to Purchase and Sale Agreement
FORM OF MANAGER'S ESTOPPEL CERTIFICATE
ESTOPPEL CERTIFICATE

Laguna Beach Luxury Hotel LLC
c/o Ohana Real Estate Investors, LLC
1991 Broadway Street, Suite 140
Redwood City, California 94063

Dated as of January ___, 2015

Re:    Montage Resort & Spa Laguna Beach
Ladies and Gentlemen:
Reference is hereby made to that certain Management Agreement dated as of January 22, 2003, by and between Montage Hotels & Resorts, LLC, a Nevada limited liability company (“Manager”) and Laguna Beach Resorts LLC, a Delaware limited liability company, as assigned to Laguna Beach Luxury Hotel LLC, a Delaware limited liability company (“Owner”) pursuant to that certain Assignment and Assumption of Management Agreement dated as of June 25, 2003, and as amended pursuant to that certain Amendment to Management Agreement dated as of October 13, 2008 (as assigned and amended, the “Management Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Management Agreement.
Laguna Beach Holdings LLC, a Delaware limited liability company (“Member”), is the sole member of Owner.
Owner is the owner of a luxury class resort located in the City of Laguna Beach, State of California, operated pursuant to the Management Agreement as the “Montage Resort & Spa Laguna Beach” (the “Laguna Beach Resort”).
Manager is providing this Estoppel Certificate (this "Estoppel Certificate") for the benefit of Member, Owner, any current or future lender providing financing for the Laguna Beach Resort, SHR MLB, LLC, a Delaware limited liability company, the potential purchaser of the Laguna Beach Resort, DTRS MLB, LLC, a Delaware limited liability company and an affiliate of the potential purchaser, and each of their successors and assigns (collectively, the “Designated Parties”).
IN CONSIDERATION of the foregoing, Manager hereby certifies, for the benefit of the Designated Parties as of the date hereof as follows:

1.
The Management Agreement is presently in full force and effect and, except as provided above, has not been amended, modified or supplemented. The Management Agreement constitutes the legal, valid and binding obligation of Manager thereunder.

2.
Except with respect to fees, payments or reimbursements due and payable to Manager from Owner in accordance with the Management Agreement in the amount of Two Hundred Sixty Nine Thousand Seven Hundred Sixty Dollars and Thirteen Cents ($269,760.13) as of December 31, 2014[2], Manager is not owed and Owner is current with respect to all other fees, payments or reimbursements under the Management Agreement.

3.	The Montage Laguna Beach Incentive Fee Calculation attached hereto as Exhibit A and made a part hereof is accurate and correct.

4.
To Manager's knowledge, there is neither any default nor any event which, with the passage of time or the giving of notice, or both, would constitute a default under the Management Agreement by any of the parties thereto, and Manager has no current offset, charge, lien, claim, termination right or defense against Owner or the Laguna Beach Resort under the Management Agreement.

5.
Except with respect to a pledge of income in connection with Manager's working capital line of credit, Manager has not assigned, transferred or encumbered any of Manager’s rights or obligations under the Management Agreement.

6.
The Opening Date of the Laguna Beach Resort was February 22, 2003, and the initial Term of the Management Agreement will expire on December 31, 2028, subject to extension or sooner termination pursuant to the provisions of the Management Agreement.

7.
Owner has the right, without Manager's consent, to effect a transfer or assignment of Owner's interest in the Management Agreement, together with a sale of the Laguna Beach Resort, provided that any such assignee assumes and agrees to be bound by all of the terms and provisions of the Management

________________________________
2 Reflects 12-31-14 amounts. Montage to update for 1-23-15.

Agreement from and after the effective date of such transfer. Accordingly, and provided that Owner's successor assumes and agrees to be bound by the Management Agreement as aforesaid, Manager hereby consents to Owner's sale and transfer of the Laguna Beach Resort.

8.	Manager hereby certifies to the Designated Parties that:

(a)	The current 2015operating budget is attached hereto as Exhibit B and has been heretofore provided to the Designated Parties and is now in effect.

(b)	Manager is not now, nor has it ever been, a party to a collective bargaining arrangement with respect to and there is no union or collective bargaining unit at the Laguna Beach Resort.

(c)	There are no defined benefit plans now, nor has there ever been, benefitting current or former employees of Manager.

(d)	There are no pending lawsuits (within the last 24 months from the date hereof) filed against Manager with respect to collective bargaining or unionization at the Laguna Beach Resort.

9.	Manager and the person or persons executing this Estoppel Certificate, have the power and authority to execute this Estoppel Certificate.

10.
Manager hereby acknowledges that Owner and the other Designated Parties are relying upon the certifications and representations set forth in this Estoppel Certificate. The Designated Parties shall be entitled to rely on the foregoing certifications and representations in connection with any loan to any owner of the Laguna Beach Resort secured by any direct or indirect interest in the Laguna Beach Resort.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Manager has executed this Estoppel Certificate as of the date first above written.
MANAGER
MONTAGE HOTELS & RESORTS, LLC,
a Nevada limited liability company

By:
Name:
Title:

EXHIBIT A TO MANAGER'S ESTOPPEL CERTIFICATE

EXHIBIT B TO MANAGER'S ESTOPPEL CERTIFICATE
2015 OPERATING BUDGET (SEE ATTACHED)

[2015 Operating Budget to be attached to the executed
version of the Manager's Estoppel Certificate]

Exhibit 8.2(h) to Purchase and Sale Agreement
FORM OF ASSIGNMENT OF DECLARANT'S RIGHTS

RECORDING REQUESTED BY:

WHEN RECORDED MAIL TO:

______________________________________________________________________________
Above Space for Recorder's Use Only

ASSIGNMENT OF RESORT CENTER PARCEL OWNER'S RIGHTS

THIS ASSIGNMENT OF RESORT CENTER PARCEL OWNER'S RIGHTS (this "Assignment") is made effective as of January ____, 2015 (the "Effective Date") by Laguna Beach Luxury Hotel LLC, a Delaware limited liability company ("Assignor"), as the "Resort Center Parcel Owner" under that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded in the Orange County Official Records on December 12, 2002 as Instrument No. 2002001132724 (the "Master Declaration"), to SHR MLB, LLC, a Delaware limited liability company ("Assignee").

Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions by and among Assignor, Ohana Real Estate Holdings LLC, Strategic Hotels & Resorts, Inc., a Maryland corporation, and Assignee dated January [•], 2015 (the “Purchase Agreement”), Assignor is on the Effective Date transferring and conveying to Assignee the real property (the "Real Property") located in Laguna Beach, California and legally described in Exhibit A attached hereto and by this reference incorporated herein. The Real Property is the "Resort Center Parcel" under the Master Declaration.

In connection with Assignor's transfer and conveyance of the Real Property to Assignee, Assignor is obligated to assign to Assignee the existing rights of Assignor as the "Resort Center Parcel Owner" under the Master Declaration.

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.    Assignment and Acceptance. Assignor hereby transfers, conveys and assigns to Assignee, effective from and after the Effective Date, all of Assignor's right, title and interest in all rights of the "Resort Center Parcel Owner" under the Master Declaration that remain in effect as of the Effective Date (with such assigned rights being the "Assigned Rights"), and Assignee hereby accepts the Assigned Rights.

2.    Indemnifications. Assignor hereby agrees to indemnify and save harmless Assignee and its successors and assigns from and against all costs, expenses and liabilities regarding the Assigned Rights arising with respect to the period before and through the day immediately preceding the Effective Date, and Assignee hereby agrees to indemnify and hold Assignor and its successors and assigns harmless against all costs, expenses and liabilities regarding the Assigned Rights arising on and after and including the Effective Date.

3.    Governing Law. This Assignment shall be governed by the laws of the State of California.

4.     No Additional Presentations or Warranties; No Recourse. Except as expressly set forth in the Purchase Agreement, Assignor makes no representation or warranty in connection with this Assignment and this Assignment is made without recourse to Assignor.

5.    Successors and Assigns. All terms of this Assignment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

6.    Modifications and Waivers. No modification, waiver, amendment, discharge, change or termination of this Assignment shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge, change or termination is or may be sought.

[Signatures are on the following page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the Effective Date.

ASSIGNOR:

Laguna Beach Luxury Hotel LLC,
a Delaware limited liability company

By: ________________________________
Name: __________________________
Title: _________________________

ASSIGNEE:

SHR MLB, LLC,
a Delaware limited liability company

By: ________________________________
Name: __________________________
Title: ___________________________

[Acknowledgements and Exhibit A on following pages]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF     )
)    ss.
COUNTY OF                 )

On January ____, 2015, before me, a Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the within instrument such person, or the entity upon behalf of which such person acted, executed such instrument.

I certify under PENALTY OF PERJURY that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

(Signature) ___________________________
[Notarial Seal]

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF                 )
)    ss.
COUNTY OF                 )

On January ____, 2015, before me, a Notary Public in and for said State, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the within instrument such person, or the entity upon behalf of which such person acted, executed such instrument.

I certify under PENALTY OF PERJURY that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

(Signature) ___________________________
[Notarial Seal]

EXHIBIT A TO ASSIGNMENT OF DECLARANT'S RIGHTS

Legal Description of Real Property

All that certain real property situated in the County of Orange, State of California, described as follows:

Parcel A:

Lots 17 and 18 and Lettered Lots A, C, E, J and K of Tract No. 15497, in the City of Laguna Beach, County of Orange, State of California, as shown on a Map filed in Book 827, pages 16 through 26 inclusive of Miscellaneous Maps, Records of Orange County, California.

Parcel B: (formerly Lettered Lot F of Tract No. 15497)

Parcel 2 as shown on Exhibit “B” attached to Lot Line Adjustment No. LL-02-12, recorded December 11, 2002 as Instrument No. 2002001125723 of Official Records, and re-recorded February 10, 2003 as Instrument No. 2003000150452 of Official Records.

Parcel C:

A perpetual easement for the purpose of a storm drain and maintenance of all storm drains and storm drain facilities, in, on, over, under, above and across those portions of Lots “H” and “I” of Tract No. 15497, as shown on a Map recorded in Book 827, Pages 16 to 26 inclusive of Miscellaneous Maps, Records of Orange County, California, included within the land described in that certain grant of storm drain easement between the City of Laguna Beach, a municipal corporation, grantor and Five Star Resort, LLC, a Delaware limited liability company, grantee, dated June 19, 2002, recorded June 20, 2002 as Instrument No. 20020519671 of Official Records of Orange County, California.

Parcel D:

Appurtenant, non-exclusive easements for common maintenance area and common maintenance area ingress and egress; private storm drain purposes; and support as said easements are set forth and defined in Sections 3.2, 3.3 and 3.4.2 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Parcel E:

An easement for view corridor maintenance as set forth and defined in Section 3.4.3 in that certain Amended and Restated Master Declaration of Covenants, Conditions and Restrictions of the Laguna

Beach Colony Destination Resort Community recorded December 12, 2002 as Instrument No. 2002001132724 of Official Records of Orange County, California.

Assessor's Parcel No.: 656-451-01, 02, 04; 656-441-18, 21, 24, 25, 27; 656-191-39

Exhibit 8.2(i) to Purchase and Sale Agreement
FORM OF FIRPTA CERTIFICATE
This Certificate of Non-Foreign Status (this “Certificate”) is made as of the [•] day of January 2015, by ________________________, a Delaware limited liability company (the “Transferor”).
This Certificate is made pursuant to Section 1445 of the Internal Revenue Code, which provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required on the disposition of a U.S. real property interest by the Transferor, the undersigned hereby certifies the following on behalf of the Transferor:
1.     the Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.     the Transferor is not a disregarded entity, as defined in Income Tax Regulations Section 1.1445‑2(b)(2)(iii);
3.     the Transferor’s U.S. employer identification number is [•]; and
4.    the Transferor’s office address is _____________________, c/o Ohana Real Estate Investors LLC, 1991 Broadway Street, Suite 140, Redwood City, California
The Transferor understands that this Certificate may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment or both.
Under penalties of perjury, I declare that I have examined this Certificate and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Name:
Title:

Exhibit 8.2(l) to Purchase and Sale Agreement
FORM OF REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 29, 2015, is made by and between Strategic Hotels & Resorts, Inc., a Maryland corporation (the “Company”) and Ohana Holdings, L.L.C., a Delaware limited liability company (the “Stockholder”).

W I T N E S S E T H
WHEREAS, pursuant to the terms of that certain purchase and sale agreement, dated as of January 28, 2015, (the “Purchase and Sale Agreement”) by and among the Stockholder, Laguna Beach Luxury Hotel LLC, a Delaware limited liability company (“LBLH LLC” and together with the Stockholder, the “Ohana Parties”), the Company and SHR MLB, LLC, a Delaware limited liability company (the “Purchaser”, and together with the Company, the “SHR Parties”), the Purchaser has agreed to acquire the Montage Laguna Beach resort located in Laguna Beach, California, from LBLH LLC, and as partial consideration for such acquisition, the Company has agreed to issue an aggregate of 7,347,539 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) to the Stockholder, an affiliate of LBLH LLC (the “Transaction”); and
WHEREAS, the execution and delivery of this Agreement is a condition precedent to the SHR Parties’ and the Ohana Parties’ obligations to consummate the Purchase and Sale Agreement and the transactions contemplated thereby.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Article I
Restrictions on Transfer of Restricted Securities.
1.1.    Certain Definitions. For purposes of this Agreement,
(a)    “Agreement” has the meaning set forth in the Preamble.
(b)    “Closing Date” means the closing date of the Transaction.
(c)    “Common Stock” has the meaning set forth in the Recitals.

(d)    “Company” has the meaning set forth in the Preamble.
(e)    “Effectiveness Period” has the meaning set forth in Section 3.1(b).
(f)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations thereunder, as in effect from time to time.
(g)    “LBLH LLC” has the meaning set forth in the Recitals.
(h)    “Ohana Parties” has the meaning set forth in the Recitals.
(i)     “Person” means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization or a government or department or agency thereof.
(j)    “Prospectus” means the prospectus or prospectuses included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectuses as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.
(k)    “Purchase and Sale Agreement” has the meaning set forth in the Recitals.
(l)    “Purchaser” has the meaning set forth in the Recitals.
(m)    “Registrable Securities” means (i) the Shares issued to the Stockholder in connection with the Transaction and (ii) any equity securities of the Company issued in respect of the shares described in clause (i), including without limitation, pursuant to any stock dividend, stock split or recapitalization of the Company. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) they have been distributed to the public pursuant to an offering registered under the Securities Act, (b) they have been sold in compliance with Rule 144, (c) they have been repurchased by the Company or any subsidiary thereof or (d) they may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, as determined by the Company, in consultation with its counsel.
(n)    “Registration Expenses” has the meaning set forth in Section 3.3.
(o)    “Rule 144” means Rule 144 promulgated under the Securities Act, as may be amended or interpreted from time to time, or any successor or similar rule as may be enacted by the SEC from time to time.
(p)    “SEC” shall mean the United States Securities and Exchange Commission.

(q)    “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
(r)    “Selling Stockholder Information” with respect to the Stockholder, means (i) its name, address, number of shares of Registrable Securities being offered and the number of shares beneficially owned by the Stockholder (excluding any percentages) which are required to appear in the table (and corresponding footnotes) under the caption “Selling Stockholder” in the Prospectus and (ii) any additional information about or pertaining to the Stockholder reasonably requested by the Company which the Company believes, in good faith, is needed to satisfy the Company’s disclosure requirements under the Securities Act with respect to the Shelf Registration Statement.
(s)    “Shares” has the meaning set forth in the Recitals.
(t)    “Shelf Registration” shall mean a registration effected pursuant to Section 3.1(a) hereof.
(u)    “Shelf Registration Statement” means a “shelf” registration statement of the Company which covers all of the Registrable Securities, on any registration form then available to the Company, under Rule 415 under the Securities Act, or any successor or similar rule that may be adopted by the SEC, and all amendments, supplements and replacements (if any, to the extent any prior such registration statement expires) to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein. For the avoidance of doubt, “Shelf Registration Statement” includes any prospectus supplement to an effective Automatic Shelf Registration Statement (as such term is defined in Rule 405 of the Securities Act) that effects the resale registration of the Registrable Securities provided that such prospectus supplement shall only identify the Stockholder.
(v)    “SHR Parties” has the meaning set forth in the Recitals.
(w)    “Stockholder” has the meaning set forth in the Preamble.
(x)    “Suspension Period” has the meaning set forth in Section 3.2(a)(viii).
(y)    “Transaction” has the meaning set forth in the Recitals.
Article II
Legends
2.1.    Securities Act Legend. Each certificate representing securities of the Company will bear a legend substantially in the following form:
“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES

LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE ISSUER OF AN OPINION OF COUNSEL, OR IF PURSUANT TO RULE 144, A WRITTEN STATEMENT, SATISFACTORY TO THE ISSUER, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS.”
Article III
Registration
3.1.    Shelf Registration Statement.
(a)    Registration Requirement. As soon as reasonably practicable but not later than the fifth business day after the Closing Date, the Company shall file with the SEC a Shelf Registration Statement meeting the requirements of the Securities Act and, unless such Shelf Registration Statement shall become immediately effective, use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC. The Stockholder shall not be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until the Stockholder furnishes to the Company in writing, within 2 (two) business days after receipt of a request therefor, the Selling Stockholder Information. The Stockholder agrees to furnish to the Company all Selling Stockholder Information with respect to the Stockholder necessary to make the Selling Stockholder Information previously furnished to the Company by the Stockholder not materially misleading.
(b)    Effectiveness Requirement. The Company will use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the first anniversary of the Closing Date and (ii) such time when the Shares cease to be Registrable Securities (the “Effectiveness Period”).
3.2.    Shelf Registration Procedures.
(a)    Company Obligations. In accordance with the registration obligations of the Company under Sections 3.1 hereof, the Company will, as applicable:
(i)    file with the SEC a Shelf Registration Statement no later than the fifth business day after the Closing Date and, unless such Shelf Registration Statement shall become immediately effective, use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC;
(ii)    as promptly as reasonably practicable, prepare and file with the SEC such amendments or post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective during the Effectiveness Period (except as otherwise set forth herein); and cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(iii)    at least two (2) day prior to the filing of the Shelf Registration Statement, or any Prospectus, amendment or supplement thereto, furnish a copy thereof to the Stockholder or its counsel;
(iv)    deliver to the Stockholder, without charge, as many copies of the Prospectus as it may reasonably request (the Company hereby consenting to the use of each such Prospectus by the Stockholder in connection with the offering and sale of the Registrable Securities covered by such Prospectus) and a reasonable number of copies of the Shelf Registration Statement and any post-effective amendments thereto and any supplements to the Prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);
(v)    use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Stockholder reasonably requests and keep such registration or qualification effective during the Effectiveness Period, and do any and all other acts and things that may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause, (ii) to subject itself to taxation in any such jurisdiction, (iii) to consent to general service of process in any such jurisdiction or (iv) to comply with requirements under so-called “fair, just and equitable standards” under state securities laws;
(vi)    notify the Stockholder and its counsel (A) when the Shelf Registration Statement covering such Registrable Securities has become effective and when any post-effective amendments thereto become effective; (B) of any written request by the SEC or any state securities authority for amendments and supplements to such Shelf Registration Statement or Prospectus or for additional information after such Shelf Registration Statement has become effective; and (C) of the issuance or threatened issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of such Shelf Registration Statement or the qualification of the Registrable Securities in any jurisdiction described in Section 3.2(a)(v) hereof or the initiation of any proceedings for that purpose;
(vii)    file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c) under the Securities Act, to the extent required to enable the Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144;
(viii)    notify the Stockholder, at any time that a prospectus covered by the Shelf Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge and as a result of which the prospectus included in the Shelf Registration Statement as then in effect would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of the Stockholder, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the Stockholder, such prospectus, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that at any time, upon written notice to the Stockholder and for a period not to exceed ninety (90) days in the aggregate during the Effectiveness Period (the “Suspension Period”), the Company may suspend the use or effectiveness of a Shelf Registration Statement (and the Stockholder hereby agrees not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information, developments or events (including, but not limited to, a pending or contemplated merger or acquisition, disposition or other material transaction or similar event) involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could constitute a material misstatement or omission. If so directed by the Company, the Stockholder registering shares under any registration statement shall (i) not offer to sell any Registrable Securities pursuant to any such registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension (and, if required, until the Stockholder receives copies of the supplemented or amended Prospectus) and (ii) use commercially reasonable efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Stockholder’s possession, of the Prospectus relating to such Registrable Securities current at the time of receipt of such notice. The Company covenants and agrees that it shall not deliver such notice with respect to the Suspension Period unless Company employees, officers and directors and any other holders of registration rights with respect to the Company’s Common Stock are also prohibited by the Company for the duration of such Suspension Period from effecting any public sales of shares of Common Stock beneficially owned by them, if such holders of registration rights sell pursuant to a registration statement;
(ix)    cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc.;
(x)    cause all securities covered by such Shelf Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed and to be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;
(xi)    provide a transfer agent and registrar for all securities covered by the Shelf Registration Statement not later than the effective date of the Shelf Registration Statement and thereafter maintain such a transfer agent and registrar;

(xii)    take all such other actions as may be reasonably required to expedite or facilitate the disposition of the securities covered by the Shelf Registration Statement; and
(xiii)    take reasonable efforts to prevent the entry of any stop order suspending the effectiveness of a registration statement, and upon the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the Shelf Registration Statement for sale in any jurisdiction, the Company will use commercially reasonable efforts promptly to obtain the withdrawal of such order.
(b)    Selling Stockholder Obligations. In addition to the other obligations of the Stockholder contained herein, the Stockholder agrees that the Company may require the Stockholder to furnish to it the Selling Stockholder Information and any other information that may be required by the Staff of the SEC to be included in the applicable Shelf Registration Statement, the Company may exclude from such registration the Registrable Securities if the Stockholder fails to furnish such information within two (2) business days after receiving such request, and the Company shall have no obligation to register under the Securities Act the Registrable Securities if the Stockholder fails to furnish such information.
3.3.    Registration Expenses. The Company will pay the Registration Expenses in connection with the Shelf Registration Statement. All other expenses will be paid by the Stockholder, including, without limitation, any legal fees and expenses of their counsel or other advisors and any underwriting discounts and commissions and taxes of any kind (including without limitation, transfer taxes) relating to any disposition, sale or transfer of Registrable Securities. The term “Registration Expenses” means any and all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Company.
3.4.    Indemnification; Contribution.
(a)    Indemnification by the Company. In connection with any Shelf Registration Statement, the Company agrees to indemnify and hold harmless, to the full extent permitted by law, the Stockholder, its officers, directors, members, and employees and each Person who controls the Stockholder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any such registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or (B) in any application or other document or communication (in this Section 3.4 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein

(in light of the circumstances under which they were made in the case of any prospectus) not misleading, or (iii) any violation or alleged violation by the Company in connection with any offering under this Agreement of the federal securities laws, any applicable state law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law, and the Company will reimburse the Stockholder and each such director, officer, member and employee for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action, or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of, is based upon, is caused by, or results from an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by the Stockholder or other indemnified party expressly for use therein or by the Stockholder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Stockholder with a sufficient number of copies of the same; provided, further, that the indemnification required by this Section 3.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.
(b)    Indemnification by the Stockholder. In connection with any Shelf Registration Statement, the Stockholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the full extent permitted by law, will indemnify and hold harmless the Company, and each of its directors, officers, agents retained in connection with the transactions contemplated hereby, employees, and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney’s fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Stockholder expressly for use therein (including, for the avoidance of doubt, the Selling Stockholder Information), or (iii) any violation or alleged violation by the Stockholder in connection with any offering under this Agreement of the federal securities laws, any applicable state law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the liability of the Stockholder under this Section 3.4(b) shall be limited to the net proceeds (before expenses) received by it from the sale of Registrable Securities pursuant to such registration statement.

(c)    Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 3.4 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 3.4, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel retained by the indemnifying party (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if it prejudices or results in forfeiture of rights or defenses, shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.4, to the extent of any damage directly suffered by the indemnifying party as a result thereof. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.
(d)    Contribution. If the indemnification required by this Section 3.4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 3.4:
(i)    The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 3.4(a) and Section 3.4(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding the foregoing, the liability of the Stockholder under this Section 3.4(d) shall be limited to the net proceeds (before expenses) received by it from the sale of securities pursuant to the applicable registration statement.
(ii)    The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 3.4(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)    Full Indemnification. If indemnification is available under this Section 3.4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 3.4 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 3.4(d)(i) hereof.
(f)    Survival. The obligations of the Company and the Stockholder under this Section 3.4 shall survive the completion of any offering of securities pursuant to a registration statement under this Agreement, and otherwise.
Article IV
Miscellaneous Provisions.
4.1.    Termination. Notwithstanding anything to the contrary set forth herein, this Agreement will terminate and be of no further force or effect (except as provided and contemplated in Sections 3.3, 3.4 and Article IV) upon the expiration of the Effectiveness Period.
4.2.    Notices. Any notice, request, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given: (a) on the date established by the sender as having been delivered personally, (b) on the date delivered by a private courier as established by the sender by evidence obtained from the courier, (c) on the date sent by facsimile, with confirmation of transmission, if sent during normal business hours of the recipient, if not, then on the next business day, or (d) on the fifth business day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications, to be valid, must be addressed as follows:

If to the Company:    Strategic Hotels & Resorts, Inc.
200 West Madison Street, Suite 1700
Chicago, IL 60606
Attn: General Counsel
Facsimile: (312) 658-5799
with a copy (which will not constitute notice) to:

Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Attn: Yariv Katz, Esq.

If to the Stockholder:
To the address for the Stockholder on the books and records of the Company as the same may be changed from time to time by notice from such Stockholder to the Company in accordance with this Section 4.2.

with a copy (which will not constitute notice) to:

Dentons US, LLP
2398 E. Camelback Road, Suite 850
Phoenix, Arizona 85016
Attention: Richard F. Ross, Esq.
4.3.    No Third Party Beneficiaries. Nothing in this Agreement will create, confer or be deemed to create or confer any third party beneficiary rights in any person or other legal entity not party to this Agreement.
4.4.    Assignment. The rights and obligations of the Stockholder pursuant to this Agreement are not assignable. Any attempted assignment of such rights and obligations in violation of this Section 4.4 will be null and void. The provisions of this Agreement will be binding upon and inure to the benefit of the parties and their respective successors.
4.5.    Amendment. No amendment, modification or supplement of or to this Agreement will be effective unless made in writing and signed by the Company and the Stockholder.
4.6.    Waivers. No waiver of any provision of this Agreement, or consent to any departure from its terms, will be effective unless made in writing and signed by the party giving such waiver or consent. No action (other than a waiver) taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver, by the party taking such action, of the other party’s compliance with any covenant or agreement contained in this Agreement. No delay or omission on the part of any party in exercising any right or remedy under this Agreement will operate as a waiver thereof or of any other right or remedy. No waiver by any party of any right or remedy under this Agreement on any one occasion will be deemed a bar to or waiver of the same or any other right or remedy on any future occasion. No partial exercise of any right or remedy under this Agreement by any party will preclude any further exercise thereof or the exercise of any other right or remedy.

4.7.    Further Assurances. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.
4.8.    Interpretation.
(a)    The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.
(b)    The terms “hereof”, “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.
(c)    When a reference is made in this Agreement to an Article or Section, such reference is to an Article or Section of this Agreement unless otherwise specified.
(d)    The words “include”, “includes”, and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”, unless otherwise specified.
(e)    A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors and permitted assigns.
(f)    Reference to any “law” means such law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.
(g)    The parties have participated jointly in the negotiation and drafting of this Agreement. Any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.
4.9.    Severability. Any provision of this Agreement which is invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions hereof, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.10.    Business Days. If the last or appointed day for the taking of any action required under this Agreement, or the expiration of any right granted in this Agreement, is a Saturday, Sunday or legal holiday in the State of Delaware, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday in the State of Delaware.

4.11.    Entire Agreement. This Agreement represents, and is intended to be, a complete statement of all of the terms and the arrangements between the Company and the Stockholder with respect to the matters provided for herein, supersedes any and all previous oral or written and all contemporaneous oral agreements, understandings, negotiations and discussions between the Company and the Stockholder with respect to those matters.
4.12.    Remedies. All remedies under this Agreement are cumulative and are not exclusive of any other remedies provided by applicable law. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach by a party of the provisions of this Agreement and that the any party may in its sole discretion apply to a court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief to enforce or prevent violation of the provisions of this Agreement.
4.13.    Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of laws rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
4.14.    Counterparts. This Agreement may be executed in counterparts, and any party hereto may execute such counterpart, each of which when executed and delivered shall be deemed to be an original and both of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become effective when all parties hereto shall have received a counterpart hereof signed by the other parties hereto. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures with original copies to follow by mail or courier service.
* * * Remainder of Page Intentionally Left Blank * * *

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date and year first written above.
STRATEGIC HOTELS & RESORTS, INC.
By:
Name:
Title:
OHANA HOLDINGS, L.L.C.

By:
Name:    G. Christopher Smith
Title:    Vice President

Exhibit 8.2(q) to Purchase and Sale Agreement
FORM OF MANAGER'S CERTIFICATE

LAGUNA BEACH LUXURY HOTEL LLC

Manager’s Certificate

I, Michael G. Mohr, the manager of Laguna Beach Luxury Hotel LLC, a Delaware limited liability company (the “Company”), do hereby certify that I have in my custody and possession the corporate records of the Company; and as manager of the Company further certify as follows:

1.    Annexed hereto as Exhibit A is a true and correct copy of the Certificate of Formation of the Company, as in force and effect on the date hereof and as certified by the Secretary of State of the State of Delaware (the “Certificate of Formation”) on January 22, 2015; no amendment or other document relating to or affecting the Certificate of Formation of the Company has been filed in the office of the Secretary of State of the State of Delaware since January 22, 2015; and no actions have been taken or are contemplated by the manager or members of the Company to effect or authorize any further amendment or modification to the Certificate of Formation as in effect on the date hereof or for the merger, consolidation, liquidation or dissolution of the Company or the sale of all or substantially all of its assets.

2.    Annexed hereto as Exhibit B is a true and correct copy of the good standing certificate for the state in which the Company is organized, dated January 20, 2015, confirming that the Company is qualified to engage in business and is in good standing in such jurisdiction.

3.    Annexed hereto as Exhibit C is a true and correct copy of the Amended and Restated Agreement of Limited Liability Company of the Company (the “Operating Agreement”) and all amendments thereto in effect on the date hereof; and the same has at all times been in effect without amendment, waiver, rescission or modification through the date hereof; and no actions have been taken or are contemplated by the manager or members of the Company to effect or authorize any further amendment or modification to the Operating Agreement, as amended.

4.    Annexed hereto as Exhibit D is a true, correct and complete copy of the written consent of the manager of the Company relating to the Company’s execution and delivery of that certain Purchase and Sale Agreement (the “Purchase and Sale Agreement”), dated January 23, 2015, by and among the Company, Ohana Holdings, L.L.C., a Delaware limited liability company, Strategic Hotels & Resorts, Inc., a Maryland corporation, and SHR MLB, LLC, a Delaware limited liability company. Such consent is in full force and effect on the date hereof, has not been amended, modified, rescinded or revoked, and is the only consent or resolutions of the manager of the Company relating to the Company’s execution and delivery of the Purchase and Sale Agreement and the performance of its obligations thereunder.

5.    The person who signed the Purchase and Sale Agreement was, at the time of such signing, duly authorized, qualified, and acting on behalf of the Company. Such person’s signature appearing on the Purchase and Sale Agreement is genuine, and such person’s title is correctly stated on the Purchase and Sale Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of January 26, 2015.

By:________________________
Michael G. Mohr

EXHIBIT A TO MANAGER'S CERTIFICATE

CERTIFICATE OF FORMATION

See attached.

EXHIBIT B TO MANAGER'S CERTIFICATE

CERTIFICATE OF GOOD STANDING

See attached.

EXHIBIT C TO MANAGER'S CERTIFICATE

OPERATING AGREEMENT

See attached.

EXHIBIT D TO MANAGER'S CERTIFICATE

WRITTEN CONSENT OF THE MANAGER

See attached.

Schedule 8.5(b)(vi) to Purchase and Sale Agreement

Schedule 8.5(b)(vii) to Purchase and Sale Agreement

Exhibit 8.7 to Purchase and Sale Agreement
FORM OF NOTICE TO TENANTS
[•]
[•]

[•] [•], 2015
CERTIFIED MAIL

Ladies and Gentlemen:
You are hereby informed that, as of the date hereof, Laguna Beach Luxury Hotel LLC has sold the Montage - Laguna Beach Hotel & Spa, and has assigned its interest as the landlord under the lease between it, or its predecessor, and you, or your predecessor (“your Lease”), covering certain space in the Montage - Laguna Beach Hotel & Spa, in each case to DTRS MLB, LLC, a Delaware limited liability company (the “Purchaser”). Consequently, Purchaser is now your landlord.
Your security deposit in the amount of $_________ held by the undersigned under your Lease has been turned over to Purchaser.
For purposes of all notices and other written communications which you are permitted or required to deliver to landlord under your Lease, Purchaser’s notice address shall be:

Attention:
Commencing with the rent and other charges due on or after the date hereof, all payments due under your Lease should be made payable to and delivered as follows:

Attention:

In order to expedite substituting Purchaser as a vendor for payment, attached is a copy of Purchaser’s W-9 for your files.
Very truly yours,
LAGUNA BEACH LUXURY HOTEL LLC
By: _______________________________
Name: _____________________________
Title: ______________________________
Enclosure
Cc:    [Add Purchaser Rep.]